As filed with the Securities and Exchange Commission on April 30, 1999


                           Securities Act registration no. 33-1398
                          Investment Company Act file no. 811-4466

                   SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                       Post-Effective Amendment No. 21

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 23
                         ----------------------------
                              MONETTA FUND, INC.

                                 (Registrant)

                    1776-A South Naperville Road, Suite 100

                         Wheaton, Illinois  60187-8133

                        Telephone number:  630/462-9800

                         ----------------------------
            Robert S. Bacarella     Arthur J. Simon
            Monetta Fund, Inc.      Sonnenschein Nath & Rosenthal
            1776-A South Naperville Road, #100 8000 Sears Tower
            Wheaton, Illinois  60187-8133 Chicago, Illinois  60606

                             (Agents for service)

                          ----------------------------
                Amending Parts A, B and C and filing exhibits.

            It is proposed that this filing will become effective:

     ---    immediately upon filing pursuant to rule 485(b)

      X              April 30, 1999
     ---    On --------------------- pursuant to rule 485(b)

     ---    60 days after filing pursuant to rule 485(a)(1)

     ---    on ---------------- pursuant to rule 485(a)(1)

     ---    75 days after filing pursuant to rule 485(a)(2)

     ---    on ---------------- pursuant to rule 485(a)(2)

Registrant has elected to register an indefinite number of its shares of common stock pursuant to Rule 24f-2. Registrant filed its Rule 24f-2 Notice for the fiscal year ended December 31, 1998 on March 25, 1999.

                              MONETTA FUND, INC.

                              Cross Reference Sheet
                   Between the Prospectuses and Statements of
                    Additional Information and Form N-1A Item


FORM N-1A ITEM                       CAPTION IN PROSPECTUSES

PART A

1.    Front and Back Cover Pages     Cover Pages

2.    Risk/Return Summary:           Funds/Risks/Performance Summary
      Investments, Risks, and
      Performance

3.    Risk/Return Summary:  Fee      Funds/Risks/Performance/
      Table                          Fees & Expense Summary

4.    Investment Objectives,         Investment Objectives and Strategies,
      Principal Investment           Investment Risks and Consideration
      Strategies, and Related Risks  Categories

5.    Management's Discussion of     Not Applicable
      Fund Performance

6.    Management, Organization,      Management
      and Capital Structure

7.    Shareholder Information       Shareholder's Manual; Other Information;
                                    Distributions and Taxes

8.    Distribution Arrangements     Not Applicable

9.    Financial Highlights          Financial Highlights
      Information

FORM N-1A ITEM                 CAPTION IN STATEMENTS OF ADDITIONAL
                                    INFORMATION

PART B

10.   Cover Page and Table of        Cover Page; Table of Contents
      Contents

11.   Fund History                   The Funds' History

12.   Description of the Fund and    Information About the
      Its Investments and Risks      Funds




13.   Management of the Fund         Directors, Trustees and Officers/
                                     Significant Shareholders/ Investment
                                     Adviser and Administrator Categories


14.   Control Persons and Principal   Significant Shareholders/Investment
      Holders of Securities           Adviser and Administrator Categories

15.   Investment Advisory and Other   Service Providers Categories
      Services

16.   Brokerage Allocation and        Brokerage Allocation
      Other Practices

17.   Capital Stock and Other         Capital Stock
      Securities

18.   Purchase, Redemption, and       Shareholders Services
      Pricing of Shares

19.   Taxation of the Fund            Taxation of The Funds



20.   Underwriters                    Distributor/Transfer Agent and Custodian
                                      Categories

21.   Calculation of Performance      Performance Information, Appendix I
      Data

22.   Financial Statements            Financial Statements



[Insert Monetta's Logo]

Prospectus April 30, 1999

Monetta Fund

Monetta Trust

      Small-Cap Equity Fund
      Mid-Cap Equity Fund
      Large-Cap Equity Fund
      Balanced Fund
      Intermediate Bond Fund
      Government Money Market Fund

The Securities and Exchange Commission has not approved or disapproved of these securities, or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


Table of Contents

Summary of the Funds                            2

  Fund's Goals                                  2

  Fund's Main Investment Strategies             2

Principle Risks of Investing In The Funds       3

Performance                                     4

Fees and Expenses                               8

Investment Objectives And Strategies            9

Investment Risks & Considerations              12

Investment Restrictions                        15

Management                                     15

Other Information                              16

Shareholder Manual                             19

Financial Highlights                           32

<Page 1>


                                      FUND SUMMARY

The Monetta Small-Cap Equity Fund, ("Small-Cap Fund"), Monetta Mid-Cap Equity Fund ("Mid-Cap Fund"), Monetta Large-Cap Equity Fund ("Large-Cap Fund"), Monetta Balanced Fund ("Balanced Fund"), Monetta Intermediate Bond Fund ("Intermediate Bond Fund"), and Monetta Government Money Market Fund ("Government Money Market Fund") are series of Monetta Trust
(the "Trust"). Monetta Fund, Inc., ("Monetta Fund") and each of the Trust series are collectively referred to as the "Funds."

Growth Funds, which include Monetta Fund, Small-Cap Fund, Mid-Cap Fund and Large-Cap Fund are designed for long-term investors who seek growth of capital and who can tolerate the volatility and risks associated with common stock investments. In selecting investments, emphasis is placed on stocks with improving earnings per share growth, a history of growth and sound management, and a strong balance sheet. A "bottom up" approach is used in choosing investments. That is to say, they look for companies with earnings growth potential one at a time. Subject to market conditions, the Monetta Fund invests at least 70% of the Fund's assets in equity securities. All other growth funds invest at least 65% of its total assets in common stocks of its respective market capitalizations.

Fixed-Income Funds, which include the Intermediate Bond Fund and
Government Money Market Fund, are designed for long-term investors who primarily seek current income associated with debt securities. The Portfolio Managers consider economic factors such as the effect of interest rates on the Fund's investments and then applies a "bottom up" approach in choosing investments. The Manager looks for income-producing securities that meet the investment criteria, taking into account the effect the investments would have on total return, credit risk and average maturity of the portfolio.

Balanced Fund is designed for investors who seek both growth of capital as well as current income. The investment composite, growth stocks versus fixed income securities will fluctuate based on economic and market conditions.



Fund             Fund's goals                  Fund's main investment
                                                      strategies

Monetta Fund     Each Fund seeks long-term     Invests in common stocks
Small-Cap Fund   capital growth.               believed to have above-average
Mid-Cap Fund                                   growth potential.  The Funds
Large-Cap Fund   Monetta Fund also has         differ from each other with
                 income as a secondary         respect to the following market
                 objective                     capitalization of companies in
                                               which they invest;

                                               Monetta - $50Million - $1Billion
                                               Small-Cap - Under $1Billion
                                               Mid-Cap - $1Billion - $5Billion
                                               Large-Cap - $5Billion and over

Balanced Fund    Seeks a favorable total       Invests in fixed income and
                 rate of return through        equity securities. The market,
                 capital appreciation and      financial and economic
                 current income consistent     conditions are factors in
                 with preservation of          determining the asset
                 capital.                      allocation mix.


Intermediate    Seeks high current income      Invests primarily in marketable
Bond Fund       consistent with the            debt securities.  At least 70%
                preservation of capital.       of total assets must be
                                               invested in securities rated in
                                               the three highest investment
                                               grade categories by Moody's or
                                               S&P with an average maturity
                                               between 3 and 10 years.

Government       Seeks maximum current income  Invests in securities issued or
Money Market     with safety of capital and    guaranteed by the
Fund             maintenance of liquidity.     U.S. Government or its agencies
                                               maturing in less than thirteen
                                               months.

<Page 2>


                                     FUND RISK

Fund              Principal Risks Of Investing In The Funds

                  No investment is suitable for everyone. The risks inherent in each Fund depends primarily upon the types of securities in the Fund's portfolio, as well as on market conditions. There is no guarantee that a Fund will achieve its objective.

Monetta Fund      The principle risk of investing in the growth funds
Small-Cap Fund    is that returns may vary and you could lose money.
Mid-Cap Fund      The value of a growth fund's portfolio could
Large-Cap Fund    decrease if the stock market goes down or if the
                  value of an individual stock in the portfolio decreases. If the value of the fund's portfolio decreases, the funds net asset value (NAV) would also decrease, which means, if you sold your shares, you would receive less money. Common stocks tend to be more volatile than othr investment choices.



Balanced Fund     The equity portion of the portfolio may vary and you
                  could lose money. In addition, the allocation mix of the Fund (equities versus fixed income), as well as the allocation between the various market capitalizations, could negatively impact the Funds performance.


Intermediate      This Fixed-Income Fund tends to be less volatile
Bond Fund         than the growth funds that invest primarily in
                  common stocks. The Fund's returns and yields will vary, and you could lose money. Since the Fund invests in a variety of fixed-income securities, a fundamental risk is that the value of these securities will fall, if interest rates rise, which will cause the Fund's net asset value (NAV) to also decline. In addition, there is credit risk associated with the securities that the Fund invests in, if an issuer is unable to make principal and interest payments when due.



Government        Although the Fund invests in securities issued by
Money Market      the U.S. Government, its agencies or
Fund              instrumentalities, not all such securities are
                  backed by the full faith and credit guarantee of the U.S. Government. Your investment in the Fund is not insured or guaranteed by the Federal Deposit
                  Insurance Corporation or any other Government
                  Agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


<Page 3>


PERFORMANCE

The following information illustrates how each of the Fund's performance has varied over time and the risk associated with investing in the Fund. The bar charts depict the change in performance from year-to-year during the period indicated. The tables compare each Fund's average annual returns for the periods indicated to a broad-based securities market index.

The Funds' past performance does not necessarily indicate how they will perform in the future.

MONETTA FUND

[GRAPH DEPICTING 10 YEAR ANNUAL TOTAL RETURNS FOR MONETTA FUND.]
[CAPTION]

Annual returns for periods ended 12/31
1989  15.2%
1990  11.37%
1991  55.9%
1992  5.49%
1993  0.49%
1994  -6.21%
1995  28.02%
1996  1.6%
1997  26.18%
1998  -9.03%

Best Quarter:  2nd 1997, 20.6%;  Worst Quarter:  3rd 1998, (23.5)%

                    Average Annual Total Returns

                      1 Year   5 Years 10 Years
Monetta Fund          (9.0)%   7.0%   11.5%
Russell 2000 Index*   (2.5)%   11.9%  12.9%

*The Russell 2000 Index is an index that measures the performance of the 2,000 smallest companies in the Russell 3,000 Index with an average market capitalization of approximately $421 million..

SMALL-CAP FUND

[GRAPH DEPICTING 1 YEAR ANNUAL TOTAL RETURNS FOR MONETTA SMALL-CAP FUND.]

Annual returns for periods ended 12/31
1998  -2.81%

Best Quarter:  3rd 1997, 27.7%; Worst Quarter:  3rd 1998, (20.1)%

                Average Annual Total Returns

                               Since Inception
                     1 Year    2/1/97
Monetta Small-Cap
  Fund               (2.8)%    20.6%
Russell 2000 Index*  (2.5)%     8.5%

*The Russell 2000 Index is an index that measures the performance of the 2,000 smallest companies in the Russell 3,000 Index with an average market capitalization of approximately $421 million.



<Page 4>


MID-CAP FUND

[GRAPH DEPICTING 5 YEAR ANNUAL TOTAL RETURNS FOR MONETTA MID-CAP FUND.]

Annual returns for periods ended 12/31
1994  2.17%
1995  24.54%
1996  24.20%
1997  29.14%
1998  -0.85%

Best Quarter:  4th 1998, 19.6%;  Worst Quarter:  3rd 1998, (21.9)%

             Average Annual Total Returns

                                  Since Inception
                  1 Year  5 Years 3/1/93
Monetta Mid-Cap
  Fund            (0.9)%   15.1%  18.9%
S&P Mid-Cap 400
 Index*            18.3%   18.7%  18.5%

*The S&P Mid-Cap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

LARGE-CAP FUND

[GRAPH DEPICTING 3 YEAR ANNUAL TOTAL RETURNS FOR MONETTA LARGE-CAP FUND.]

Annual returns for periods ended 12/31
1996  28.20%
1997  26.64%
1998  8.99%

Best Quarter:  4th 1998, 32.1%;  Worst Quarter:  3rd 1998, (21.3)%

                   Average Annual Total Returns

                                   Since Inception
                         1 Year    9/1/95
Monetta Large-Cap Fund   9.0%     20.7%
S&P 500 Index*           28.7%    28.9%

*The S&P 500 Index is the Standard & Poor's Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.



<Page 5>


BALANCE FUND

[GRAPH DEPICTING 3 YEAR ANNUAL TOTAL RETURNS FOR MONETTA BALANCED FUND]

Annual returns for periods ended 12/31
1996  25.94%
1997  21.21%
1998  8.59%

Best Quarter:  4th 1998, 17.3%;  Worst Quarter:  3rd 1998, (11.3)%

                Average Annual Total Returns

                               Since Inception
                         1 Year  9/1/95
Monetta Balanced
  Fund                    8.6%   18.5%
S&P 500 Index*           28.7%   28.9%
Lehman Bros. Gov't/Corp.
  Bond Index**            9.5%    8.4%

*The S&P 500 Index is the Standards & Poor's Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

**The Lehman Bros. Gov't/Corp. Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

INTERMEDIATE BOND FUND

[GRAPH DEPICTING 5 YEAR ANNUAL TOTAL RETURNS FOR MONETTA INTERMEDIATE FUND]

Annual returns for periods ended 12/31
1994  -1.04%
1995  14.84%
1996   6.46%
1997   8.91%
1998   8.38%

Best Quarter:  2nd 1995, 5.29%;  Worst Quarter:  3rd 1994, (2.14)%

                     Average Annual Total Returns

                                       Since Inception
                       1 Year  5 Years 3/1/93
Monetta Intermediate
  Bond Fund             8.38%  7.38%   7.73%
Lehman Gov't/Corp.
  Interm. Bond Index*   8.44%  6.60%   6.53%

*The Lehman Gov't/Corp. Intermediate Bond Index is an unmanaged index of all bonds covered by the Lehman Brothers Government Bond Index with maturities between one and 9.9 years.



<Page 6>


GOVERNMENT MONEY MARKET FUND
[GRAPH DEPICTING 5 YEAR ANNUAL RETURNS FOR MONETTA GOVERNMENT MONEY
MARKET FUND]


Annual returns for periods ended 12/31
1994         4.04%
1995         5.87%
1996         5.06%
1997         5.15%
1998         5.24%

Best Quarter: 3rd 1995, 1.50%     Worst Quarter: 1st 1993, 0.13%

                     Average Annual Total Return
                                      Since Inception
                      1 Year  5 Years  3/1/93
Monetta Government     5.24%   5.07%   4.74%
   Money Market Fund





<Page 7>


FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.


Shareholder Fees (fees paid directly from your investment) are NONE.*

Annual Fund Operating Expenses
 (expenses that are deducted from Fund assets)

                                    Distribution             Total Annual
                        Management  and Services   Other    Fund Operating
                           Fees      (12b-1)Fees  Expenses     Expenses
Monetta Fund              1.00%        N/A          0.36%        1.36%
Small-Cap Fund            0.75%        0.25%        0.39%        2.39%
Mid-Cap Fund              0.75%        0.25%        0.21%        1.21%
Large-Cap Fund            0.75%        0.25%        0.86%        1.86%
Balanced Fund             0.40%        0.25%        0.19%        0.84%
Intermediate Bond Fund    0.35%(a)     0.25%        0.15%        0.75%(a)
Gov't. Money Market Fund  0.25%(a)     0.10%(a)     0.33%(a)     0.68%(a)

(a)In 1998, the advisor voluntarily waived part of the management fee for the Intermediate Bond Fund and all of the management fee for the Government Money Market Fund. As a result actual total annual fund operating expenses were 0.55% and 0.32% respectively. For the Government Money Market Fund, the Board of Trustees elected to waive the Distribution and Service (12b-1) Fees.

As of the date of the Prospectus, the waiver of management fees for the Intermediate Bond Fund and Government Money Market Fund continues in effect, subject to review and possible termination by the Advisor at the beginning of each quarter.

*If you request payment of redemption proceeds by wire, you must pay the cost of the wire (currently $12.00). For telephone exchanges, a $5.00 fee will be charged to your account by the transfer agent.

Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that you reinvest your dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                      One  Three  Five   Ten
                                     Year  Years  Years  Years
Monetta Fund, Inc.                   $143  $444   $767   $1,681
Monetta Small Cap Equity Fund         251   772  1,319    2,810
Monetta Mid-Cap Equity Fund           127   396    684    1,506
Monetta Large-Cap Equity Fund         195   604  1,038    2,244
Monetta Balanced Fund                  88   276    479    1,065
Monetta Intermediate Bond Fund         58   181    315      707
Monetta Government Money Market Fund   34   106    184      416



<Page 8>


INVESTMENT OBJECTIVES AND STRATEGIES

The Funds' investment objectives differ principally in the types of securities selected for investment and the importance each Fund places on growth potential, current income, and preservation of capital as considerations in selecting investments.

* Monetta Fund, Small-Cap Fund, Mid-Cap Fund, and Large-Cap Fund

The Monetta Fund, Small-Cap Fund, Mid-Cap Fund, and Large-Cap Fund each seeks long-term capital growth by investing in common stocks believed to have above-average growth potential. The Funds differ from each other with respect to the market capitalizations of the companies in which they invest. As a secondary ojective, Monetta Fund places emphasis on current income, the other Funds do not.

Each Fund's investment approach emphasizes a competitive return in rising markets and preservation of capital in declining markets in an attempt to generate long-term capital growth over a complete business cycle (approximately 3 to 5 years) when compared to the broader stock market indices. The Advisor's emphasis is on common stocks with improving earnings per share growth, a history of growth and sound management, and a strong balance sheet. The Advisor may invest up to 20% of Monetta Fund's assets and 25% of the assets of the Small-Cap Fund, Mid-Cap Fund, and Large-Cap Fund's assets in securities not meeting the above criteria. No Fund intends to invest more than 5% of its assets in derivative securities (options and futures).


The securities in which each Fund invests will be listed on a national securities exchange or traded on an over-the-counter market.

In its investments in equity securities, the Monetta Fund, Small-Cap Fund, Mid-Cap Fund, Large-Cap Fund, and Balanced Fund (in its investments in equity securities, as discussed below) each pursue a selling discipline to preserve capital gains and limit losses. Although a 12-month price objective is established for a security, the security will not be sold purely on price appreciation or decline. A security will normally be sold if it becomes less attractive compared to a new stock idea, or company fundamentals deteriorate with little perceived prospect for improvement within a reasonable time frame. The actual timing of the sale of a security may be affected by liquidity constraints or other factors affecting the market for that security. This selling discipline may result in higher than average portfolio turnover.

The Monetta Fund's primary investment objective is to provide its Shareholders with capital appreciation by investing at least 70% of the Fund's assets in equity securities (common stocks) believed to have growth potential. A secondary objective of the Fund is to provide its Shareholders with income, in part by investing the balance of the Fund's assets in dividend paying equity securities or in long-term (greater than one year) debt securities. The Fund's investments in long-term debt securities will consist of U. S. Treasury Notes and Treasury Bonds of various maturities and investment grade securities rated at least A or better by either Moody's Investor Services, Inc. ("Moody's") or Standard and Poor's Corporation ("S&P"). A complete description of the ratings is contained in an appendix to the Statement of Additional Information.

The Monetta Fund generally invests in smaller companies with aggregate market capitalizations ranging from $50 million to $1 billion.

The Small-Cap Fund typically invests in smaller companies with market capitalization of less than $1 billion. Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of small-cap companies.



<Page 9>


The Mid-Cap Fund typically invests in medium-sized companies with market capitalizations of $1 billion to $5 billion. Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of mid-cap companies.

The Large-Cap Fund typically invests in large companies with market capitalizations in excess of $5 billion. Under normal market conditions, the Fund invests 65% of its total assets in common stocks of large-cap companies.

* Balanced Fund

The Balanced Fund seeks a favorable total rate of return through capital appreciation and current income consistent with preservation of capital derived from investing in a portfolio of equity and fixed income securities such as Corporate Bonds and U.S. Government Obligations.


The investment approach for the Balanced Fund combines the equity growth strategy (various market capitalizations) used for the Monetta Fund, Small-Cap Fund, Mid-Cap Fund, and Large-Cap Fund and the income strategy employed by the Intermediate Bond Fund, as discussed below.

The Balanced Fund may emphasize fixed income securities or equity securities or hold equal amounts of both, depending upon the Advisor's analysis of market, financial, and economic conditions. Under normal circumstances, the Fund invests at least 80% of its total assets in fixed income and equity securities. At least 25% of the Fund's assets invested in fixed income securities will consist of corporate bonds and debentures rated A or better, with an average maturity of 3 to 10 years and securities issued or guaranteed as to principal and interest by the U. S. Government and its agencies and instrumentalities. The Fund does not presently intend to invest more than 10% of its assets in securities rated below investment grade (commonly called "junk bonds") or, if unrated, determined by the Advisor to be of comparable credit quality.

* Intermediate Bond Fund

The Intermediate Bond Fund seeks a high level of current income, consistent with the preservation of capital, by investing primarily in marketable debt securities.

Under normal market conditions, the Intermediate Bond Fund invests at least 70% of the value of its total assets (taken at market value at the time of investment) in the following:

(1) Marketable straight-debt securities of domestic issuers and of foreign issuers payable in U. S. dollars, rated at the time of purchase within the three highest grades assigned by Moody's or by S&P;

(2) Securities issued or guaranteed by the full faith and credit of the U. S. Government or by its agencies or instrumentalities;

(3) Commercial paper rated Prime-1 by Moody's or A-1 by S&P at time of purchase or, if unrated, issued or guaranteed by a corporation with any outstanding debt rated A or better by Moody's or by S&P;

(4) Variable rate demand notes, if unrated, determined by the Advisor to be of credit quality comparable to the commercial paper in which the Fund may invest; or



<Page 10>


(5) Bank obligations, including repurchase agreements,* of banks having total assets in excess of $500 million.

Under normal market conditions, the Fund invests at least 65% of its total assets in bonds and debentures and at least 75% of its assets in securities with an average life of less than 15 years, and expects that the dollar-weighted average life of its portfolio will be between 3 and 10 years.



The Fund also may invest in other debt securities (including those convertible into or carrying warrants to purchase common stocks or other equity interests and privately placed debt securities), preferred stocks, and marketable common stocks that the Advisor considers likely to yield relatively high income in relation to cost. Equity securities acquired by conversion or exercise of a warrant will be sold by the fund as soon as possible. The Bond Fund will not invest more than 20% of its assets in debt securities rated below investment grade or, if unrated, determined by the Advisor to be of comparable credit quality.

Government Money Market Fund

The Government Money Market Fund seeks maximum current income consistent with safety of capital and maintenance of liquidity. The Fund invests in U. S. Government Securities maturing in thirteen months or less from the date of purchase and repurchase agreements for U. S. Government Securities.

U. S. Government Securities in which the Fund is permitted to invest include:

(1) Securities issued by the U. S. Treasury such as bills, notes, bonds and other debt securities;

(2) Securities issued or guaranteed as to principal and interest by agencies or instrumentalities of the U. S. Government that are backed by the full faith and credit guarantee of the U. S. Government;

(3) Securities issued or guaranteed as to principal and interest by agencies or instrumentalities of the U. S. Government that are not backed by the full faith and credit guarantee of the U. S. Government; and

(4) Repurchase agreements for securities listed in (1), (2), and (3) above, regardless of the maturities of such underlying securities.

The Fund is a money market fund and follows procedures, described in the Statement of Additional Information, designed to stabilize its net asset value per share at $1.00. In order to help maintain the stable $1.00 net asset value, the average days to maturity of the securities can not be greater than 90 days.

*A repurchase agreement is a sale of securities to a Fund in which the seller
 (a bank or broker-dealer believed by the Advisor to be financially sound) agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time.



<Page 11>


INVESTMENT RISKS & CONSIDERATIONS

Investment Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The risks inherent in each Fund depends primarily upon the types of securities in the Fund's portfolio, as well as on market conditions. There is no guarantee that a Fund will achieve its objective.

The Monetta Fund, Small-Cap Fund, Mid-Cap Fund, and Large-Cap Fund are designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking capital growth through investment in common stocks.

The Balanced Fund is appropriate for long-term investors who can accept asset value fluctuations from interest rate changes and credit risks associated with fixed income investments and other risks associated with investments in common stocks.

The Intermediate Bond Fund is appropriate for investors who seek high income with less net asset value fluctuation (from interest rate changes) than that of a longer-term fund. However, the Fund has more net asset value fluctuation than with a shorter-term fund. The Fund is appropriate for investors who can accept the credit and others risks associated with securities (up to 20%) that are rated below investment grade. A longer-term bond fund will usually provide a higher yield than an intermediate term fund like the Intermediate Bond Fund; conversely, an intermediate-term fund usually has less net asset value fluctuation, although there can be no guarantee that this will be the case.

The Government Money Market Fund is designed for investors who seek income with minimum risk (including the risk of principal loss) other than the risk of changes in yield caused by fluctuation in prevailing levels of interest rates. Because the Government Money Market Fund's investment policy permits it to invest in U. S. Government Securities that are not backed by the full faith and credit of the U. S. Government, investment in that Fund may involve risks that are different in some respects from an investment in a fund that invests only in securities that are backed by the full faith and credit of the
U. S. Government. Such risks may include a greater risk of loss of principal and interest on the securities in the Fund's portfolio that are supported only by the issuing or guaranteeing U. S. Government agency or instrumentality since the Fund must look principally or solely to that entity for ultimate repayment. There can be no guarantee that the Government Money Market Fund will be able at all times to maintain its net asset value per share at $1.00.

Investment Considerations

Equity Securities. Common stocks represent an equity interest in a corporation. Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term. The securities of smaller companies, as a class, have had periods of favorable results and other periods of less favorable results compared to the securities of larger companies as a class. Stocks of small- to mid-size companies tend to be more volatile and less liquid than stocks of large companies. Smaller companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their shares.



<Page 12>


Debt Securities. Bonds and other debt instruments are methods for an issuer to borrow money from investors. Debt securities have varying levels of sensitivity to interest rate changes and varying degrees of quality. A decline in prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities. As a result, interest rate fluctuations will affect a Fund's net asset value, but not the income received by a Fund from its portfolio securities. (Because yields on debt securities available for purchase by a Fund vary over time, no specific yield on shares of a Fund can be assured.) In addition, if the bonds in a Fund's portfolio contain call, prepayment, or redemption provisions, during a period of declining interest rates, these securities are likely to be redeemed, and the Fund will probably be unable to replace them with securities having a comparable yield. There can be no assurance that payments of interest and principal on portfolio securities will be made when due.

"Investment grade" debt securities are those rated within the four highest ratings categories of Moody's or S&P or, if unrated, determined by the Advisor to be of comparable quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of their issuers to make principal and interest payments than is the case with higher grade bonds. Lower-rated debt securities (commonly called "junk bonds"), on balance, are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy; they are likely to be less marketable and more adversely affected by economic downturns than higher-quality debt securities. Convertible debt securities are frequently unrated or, if rated, are below investment grade. For more information, see discussion of debt securities in the Fund's Statement of Additional Information.

Short-Term Investment.  The Funds (other than the Government Money Market
Fund) may make short-term investments without limitation in periods when the Advisor determines that a temporary defensive position is warranted. Such investments may be in U. S. Government Securities of the type in which the Government Money Market Fund may invest; certificates of deposit, bankers' acceptances, and other obligations of domestic banks having total assets of at least $500 million and which are regulated by the U. S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; and demand notes comparable in quality, in the Advisor's judgment, to commercial paper rated in the highest category.

Loans of Portfolio Securities. Subject to certain restrictions, the Balanced Fund and Intermediate Bond Fund may lend their portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.



<Page 13>


When-Issued and Delayed-Delivery Securities. The Balanced Fund, Intermediate Bond Fund, and Government Money Market Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Advisor deems it advisable for investment reasons. The Government Money Market Fund may purchase securities on a standby commitment basis, which is a delayed-delivery agreement in which the Fund binds itself to accept delivery of a security at the option of the other party to the agreement. When a Fund commits to purchase securities on a when-issued or delayed-delivery basis, the Fund segregates assets to secure its ability to perform and to avoid the creation of leverage.

Repurchase Agreements. The Balanced Fund, Intermediate Bond Fund, and Government Money Market Fund may enter into repurchase agreements. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Options and Futures. Consistent with their objectives, the Balanced Fund and Intermediate Bond Fund may each purchase and write both call options and put options on securities and on indexes and enter into interest rate and index futures contracts and options on such futures contracts (such put and call options, futures contracts, and options on futures contracts are referred to as "derivative products") in order to provide additional revenue or to hedge against changes in security prices or interest rates. The Fund may write a call or put option only if the option is covered. The Fund will limit its use of futures contracts and options on futures contracts to hedging transactions to the extent required to do so by regulatory agencies. There are several risks associated with the use of derivative products. As the writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option. Because of low margin deposits required, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit. Since there can be no assurance that a liquid market will exist when the Fund seeks to close out a derivative product position, these risks may become magnified. Because of these and other risks, successful use of derivative products depends on the Advisor's ability to correctly predict changes in the level and the direction of stock prices, interest rates, and other market factors; but even a well-conceived transaction may be unsuccessful because of an imperfect correlation between the securities and derivative product markets. When either the Balanced Fund or Intermediate Bond Fund enter into a futures contract, it segregates assets to secure its ability to perform and to avoid the creation of leverage. For additional information, please refer to the Fund's Statement of Additional Information.

Portfolio Turnover.The Monetta Fund and Small-Cap Fund normally execute an above average amount of equity trading. Their annual portfolio turnover rates exceed 100%, and in some years may exceed 200%*. The Mid-Cap Fund, Large-Cap Fund, and Balanced Fund also have above average trading activity which results in the turnover rate to normally range between 100% to 200%. This increases brokerage commission expenses for the fund. To the extent that the trading results in a net realized gains, the shareholder will be taxed on the distributions.

*A portfolio turnover rate of 200% is equivalent to the Fund buying and selling all of the securities in its portfolio twice in the course of a year.



<PAGE 14>


INVESTMENT RESTRICTIONS

The Funds' investment restrictions, are detailed in the Statement of Additional Information. Investment objectives cannot be changed without shareholder approval.

MANAGEMENT

Management Of The Funds

The Board of Directors of the Fund, the Trustees of the Trust, Investment Advisor and the Funds management and administrative teams are instrumental in the management of the Funds.

Board of Directors

The Board of Directors of Monetta Fund and the Board of Trustees of the Trust oversees the management of the Funds and meets at least quarterly to review reports about fund operations. Although the Directors and Trustee do not manage the Funds, it has hired the Investment Advisor to do so.

At the recommendation of the Advisor, the Board approves the transfer agent, custodial bank and Distributor on an annual basis.

At least 40% of the Directors and Trustees are independent of the Funds' Investment Advisor.

Investment Advisor

The investment advisor is Monetta Financial Services, Incorporated. Subject to the overall authority of the respective Boards, the Advisor manages the business and investments of the Funds under investment advisory agreements. The Advisor is controlled by Robert S. Bacarella, the President and Founder of the Funds. The Advisor's address is 1776-A S. Naperville Road, Suite 100, Wheaton, IL 60187.


The Advisor receives a monthly fee from each Fund based on that Fund's average net assets, computed and accrued daily. The annual management fee rate paid to the Advisor by each Fund is: Monetta Fund 1%; Small-Cap Fund, Mid-Cap Fund and Large-Cap Fund 0.75%; Balanced Fund 0.40%; Intermediate Bond Fund 0.35% and Government Money Market Fund 0.25%. Out of that fee, the Advisor pays for all the expenses to manage and operate the Fund except for transfer agent, custodial, brokerage expenses and fees and expenses of the independent Directors and Trustees. Legal counsel fees for the independent Directors are reviewed by the Board to determine if the expense is to be borne by the Funds or the Advisor. All such legal expenses incurred through December 31, 1998 were absorbed by the Advisor.

Investment Team

The Advisor employs a team approach to the management of the Funds. The investment team is comprised of the Lead Portfolio Manager, other Advisor portfolio managers, and research analysts. Team members share responsibility for providing ideas, information, knowledge, and expertise in managing the Funds. Each team member has one or more areas of expertise that is applied to the management of the Fund. Daily decisions on portfolio selection rest with the lead portfolio manager who utilizes the input and advice of the management team in making purchase and sale determinations.



<Page 15>


Mr. Robert S. Bacarella, Mr. Timothy Detloff, Mr. Kevin Moore and Mr. Gary Schaefer comprise the investment team. Mr. Bacarella is the Lead Manager for all the funds except the Small-Cap Fund. The lead manager for the Small-Cap Fund is Mr. Detloff. Although Mr. Bacarella is the Lead Manager for the Intermediate Bond Fund and Government Money Market Fund, Mr. Schaefer is responsible for the day to day investment decisions.

Mr. Bacarella has been Chairman and CEO of the Advisor since October, 1996; Director since 1984; and President of the Advisor from 1984 to 1996 and April 1997 to present. He has served as the portfolio manager of the Monetta Fund since it began operations. Mr. Bacarella was Director - Pension Fund Investments for Borg-Warner Corporation until 1989. He received his Bachelors Degree in Finance and Accounting from St. Joseph's College and his MBA from Roosevelt University.

Mr. Detloff joined the Advisor in January 1996 as an Analyst. He has been Lead Manager of the Small-Cap Fund and Co-Manager of the other equity funds since June 1998. Prior to joining the Advisor, Mr. Detloff was an analyst for Amoco Corp. since 1987. He received his Bachelor's Degree in accounting from Northern Illinois University and his MBA from the University of Illinois.

Mr. Moore joined the Advisor as senior analyst in October 1995. He has served as co-manager of the Large-Cap Fund and Balanced Fund since May 1996 and the Mid-Cap Fund since December 1996. Mr. Moore was a senior portfolio manager and Vice President of First of America Investment Corporation from 1992 to 1995. He was directly responsible for managing over $450 million in assets. He has his Bachelor of Arts Degree from Greenville College, MBA from the University of Michigan and his is a Charted Financial Analyst.

Mr. Schaefer became affiliated with the Advisor as a Fixed Income Consultant in June 1997. He has been responsible for the management of the Intermediate Bond Fund, the Government Money Market Fund and the fixed income portion of the Balanced Fund since June 1997. Prior to becoming affiliated with the Advisor, Mr Schaefer was Managing Director with Lehman Brothers. He has been involved in various aspects of the fixed income discipline since 1971. He has his Bachelor's Degree in Finance and his MBA from the University of Detroit.

OTHER INFORMATION

Although Monetta Fund, Inc. and Monetta Trust are separate legal entities, the Prospectus is issued on a combined base for convenience and to avoid redundancy.

Monetta Fund, the Trust and the Funds use "Monetta" in their names by license from the Advisor and would be required to stop using those names if Monetta Financial Services, Inc., ceases to be the Advisor. The Advisor has the right to use the name for other enterprises, including other investment companies.

Promotional Activities

From time to time, the Advisor to each of the Funds may undertake various promotional activities with the view to increasing the assets or the number of shareholder accounts of one or more of the Funds. Those activities may include the purchase by the Advisor on behalf of a new or current shareholder
of a Fund of additional shares of such Fund (matching contributions).   These
purchases would be paid for by the Advisor out of its own resources.



<Page 16>


Legal Proceedings

On February 26, 1998, the Securities and Exchange Commission issued an order instituting public administrative cease-and-desist proceedings entitled "In the Matter of Monetta Financial Services, Inc., et al." (File No. 3-9546) against Monetta Financial Services, Inc., Robert S. Bacarella, Richard D. Russo, William M. Valiant, and Paul W. Henry. The action alleges that the defendants violated Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and Section 206 of the Investment Advisors Act of 1940, because they failed to disclose that securities issued by third parties in initial public offerings in 1993 were allocated partly to Messrs. Russo, Valiant, and Henry, who were either Trustees or Directors of publicly-traded mutual funds advised by the Advisor, and partly to the mutual fund and other clients of Advisor. The defendants do not believe that these actions violated any of the noted Sections or rules, and are contesting the action.

Year 2000 Issues

The Funds could be adversely affected if the computer systems used by the Advisor and other service providers, do not properly process and calculate data-related information before and after year 2000. While year 2000-related computer problems could have a negative impact on the Funds and your investment, the Advisor, Monetta Financial Services, Inc., is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. Although these steps are being taken, there can be no assurance that the Funds will not be adversely impacted by these matters. In addition, there can be no assurance that year 2000 issues will not affect companies in which the Funds invest.



<Page 17>




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<Page 18>


                     Monetta Family of Mutual Funds

                        Shareholder's Manual

This section provides you with:

  - Fund Reference Information                    21
    (Ticker Symbol, Fund Code)

  - How To Purchase Fund Shares                   24

  - How To Redeem Fund Shares                     25

  - Dividends, Distributions and Federal Taxes    28

  - How The Net Asset Value is Determined         29

  - Shareholder Services                          29

  - Tax-Sheltered Retirement Plans Available      30


The various account policies, procedures and services may be modified or discontinued without shareholder approval or prior notice.



<Page 19>






This page is left intentionally blank.




<Page 20>


FUND REFERENCE INFORMATION SUMMARY

                    FUND               FUND         LISTING     INCOME
ENTITY /FILE No     NAME               No.  TICKER  NAME        DIVIDEND

Monetta Fund, Inc.  Monetta            013  MONTX   Monetta     ANNUALLY
811-4466                                                         (IF ANY)

Monetta Trust:
811-7360            Small-Cap          045  MSCEX   SmCapEq     ANNUALLY
                                                                  (IF ANY)

                    Mid-Cap            040  MMCEX   MidCap      ANNUALLY
                                                                  (IF ANY)

                    Large-Cap          043  MLCEX   LgCapEq     ANNUALLY
                                                                  (IF ANY)

                    Balanced           044  MBALX   Balance     QUARTERLY

                    Intermediate Bond  041  MIBFX  (Not Listed) MONTHLY

                    Gov't Money Market 042  MONXX  (Not Listed) DAILY

Capital Gains Distriubtion, if any, are normally paid in October.

MINIMUM INVESTMENT:
Initial Investment:  $250
Subsequent Investments:  No Minimum
Automatic Investment Plan-Subsequent Investment:  $25


PLANS AVAILABLE:
Individual Retirement Accounts: Regular, Roth, Education, and Simple Profit Sharing, 401K and 403B


INTERNET SITE:
www.monetta.com



<Page 21>


                        SHAREHOLDER INFORMATION SUMMARY

Purchase of Fund Shares

                    New Account   Existing Account Exchange

* By Telephone:     N/A           With a bank      With telephone exchange
1-800-241-9772                    transfer*        privilege, you may exchange
8 a.m. to 7p.m.                   however, your    shares between Monetta
(Central Time)                    financial        accounts (minimum of $250,
                                  institution      $5.00 fee).
                                  must be an ACH
                                  member (minimum
                                  of $25).

* By Mail:          Enclose a     Enclose your     Enclosed written
c/o Firstar Mutual  signed and    check or money   instructions to exchange
Fund Services       completed     order with an    your shares between Monetta
P.O. Box 701        application   investment slip  accounts.
Milwaukee, WI       form with a   (see your
53201-0701          check or      current account
                    money order   statement) or a
                    payable to    signed letter
                    Monetta       indicating your
                    Funds.        name, address
                                  and account
                                  number.

* By Wire:          N/A           Deliver the      N/A
Call                              following wire
1-800-241-9772                    instructions to
for complete                      your bank:
instructions                      1.) Firstar Bank-
                                      Milwaukee N.A.
                                  2.) ABA No.
                                      0750-00022
                                  3.) Acct No.
                                      112-952-137
                                  4.) Fund Name
                                  5.) Your Name
                                  6.) Your Monetta
                                      Account No.



The above information is provided in summary form for your convenience, please refer to each respective section of this manual for details.



<Page 22>


Redemption of Shares

                 New Account  Existing Account   Exchange

* By Telephone:  N/A          With telephone     With telephone exchange
1-800-241-9772                redemption         privilege, you may exchange
8 a.m. to 7 p.m.              privilege, you     shares between Monetta accounts
(Central Time)                may redeem shares  (minimum of $250, $5.00 fee).
                              from your account.
                              The funds will be
                              sent directly to
                              you or a
                              designated
                              financial
                              institution.

                              With a bank
                              transfer, however,
                              your financial
                              institution must
                              be an ACH member
                              (minimum of $25).

* By Mail:       N/A          Enclose signed     Enclose written instructions to
c/o Firstar                   written            exchange your shares between
Mutual Fund                   instructions,      Monetta accounts.
Services                      including account
P.O. Box 701                  number, amount or
Milwaukee, WI                 number of shares
53201-0701                    (redemptions of
(Overnight                    $50,000 or more
Delivery)                     require a
615 E.                        signature
Michigan                      guarantee).
Street                        Checks written on
Milwaukee, WI                 the Gov't Money
53202                         Market Fund must
                              be at least $500
                              to a maximum of
                              $50,000.

* By Wire:       N/A          Available through  Available through pre-
                              pre-established    established broker dealer
                              broker dealer      agreements.
                              agreements.



<Page 23>


How to Purchase Shares

You may purchase shares of any of the Funds by telephone (if you have the ACH plan), by check, by wire (into an existing account only), or by exchange from your account into one of the other Monetta funds. Your initial investment in any of the Monetta Funds must be at least $250. There is no minimum additional investment amount. Each Fund has a minimum account balance of $250. If you are purchasing shares to be held by a tax-sheltered retirement plan sponsored by the Advisor, you must use special application forms which you can obtain by calling the Funds at 1-800-MONETTA. Your purchase order must be received by the Funds' Transfer Agent before the close of regular session trading on the New York Stock Exchange (ordinarily 3:00 p.m. Central time) to receive the net asset value calculated on that day. Orders received after the close will receive the next calculated net asset value. Initial purchases by an individual shareholder cannot be made by telephoning or faxing an application to the Funds or the Transfer Agent.

Purchase by Telephone - Existing Accounts Only

By using the Funds' telephone purchase option, you may move money from your bank account to your Fund account at your request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members may be used for telephone transactions. The option will become effective approximately 15 business days after the application form is received. Subsequent investments may be made by calling 1-800-241-9772. To have your Fund shares purchased at the offering price determined at the close of regular trading on a given date, the Transfer Agent must receive both your purchase order and payment by Electronic Funds Transfer through the ACH System before the close of regular trading on such a date. Most transfers are completed within one business day. If money is moved by ACH transfer, you will not be charged by the Funds for these services. The minimum amount that can be transferred by telephone is $25. The Funds reserve the right to modify or remove the ability to purchase shares by telephone at any time.

Purchase by Check

To purchase shares of a Fund by check, complete and sign the Share Purchase Application included in this Prospectus and return it, with a check or other negotiable bank draft made payable to MONETTA FUNDS. Applications will not be accepted unless accompanied by payment. Additional purchases by check may be made at any time by mailing a check payable to MONETTA FUNDS together with the detachable form from a prior account statement or a letter indicating the account number to which the subsequent purchase is to be credited and the name(s) of the registered owner(s).

Purchases must be made in U. S. dollars and checks must be drawn on U. S. banks. No cash or third-party checks will be accepted. If your order to purchase shares is canceled because your check does not clear, you will be responsible for a $20.00 return item fee and any resulting loss incurred by the Fund.

Purchase by Wire

Shares may also be purchased by wire transfer of funds into an existing account only. Before wiring funds, call the Transfer Agent at 1-800-241-9772 to ensure prompt and accurate handling of your account. Your bank may charge you a fee for sending the wire. The Funds will not be responsible for the consequences of any delays, including delays in the banking or Federal Reserve wire systems.



<Page 24>


Purchase by Exchange

You may purchase shares by exchange of shares from another Monetta existing account either by phone or by mail. Restrictions apply; please review the information under "How to Redeem Shares - By Exchange."

Purchase through Intermediates

You may also purchase (and redeem) shares through investment dealers, banks, or other institutions. The Funds may enter into an arrangement with such an institution allowing the institution to process purchase orders or redemption requests for its customers with the Funds on an expedited basis, including requesting share purchases and redemptions by telephone. If you purchase shares through an investment dealer, the dealer will be responsible for promptly forwarding your order to the Fund's transfer agent.

Conditions of Purchase

The purchase order is considered to have been placed when it is received in proper form by the Transfer Agent or by an authorized sub-transfer agent.
Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the shares. The Funds reserve the right not to accept any purchase order that it determines not to be in the best interest of the Fund or of a Fund's Shareholders. Election of the Telephone Exchange Privilege authorizes the Funds and the Transfer Agent to tape-record instructions to purchase. Reasonable procedures are used to confirm that instructions received by telephone are genuine, such as requesting personal identification information that appears on your application and requiring permission to record the conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although the Funds may have a risk of such loss if reasonable procedures were not used.
The Funds also reserve the right to waive or change the investment minimums for any reason. Monetta Fund and the Trust do not issue certificates for Fund shares because of the availability of the telephone exchange and redemption privileges.

How to Redeem Shares

Redemption for Cash

In Writing. You may redeem all or part of the shares in your account, without charge, by sending a written redemption request "in good order" to the Transfer Agent. A redemption request will be considered to have been received in good order if the following conditions are satisfied:

(1) The request must be in writing, indicating the Fund, the number of shares or dollar amount to be redeemed, and the shareholder's account number;

(2) The request must be signed by the shareholder(s) exactly as the shares are registered;

(3) The signature(s) on the written redemption request must be guaranteed if the shares to be redeemed have a value of $50,000 or more or the redemption proceeds are to be sent to an address other than your address of record.

(4) Corporations and associations must submit, with each request, a form of acceptable resolution; and

(5) Other supporting legal documents may be required from organizations, executors, administrators, Trustees, or others acting on accounts not registered in their names.

Shares may not be redeemed by facsimile.



<Page 25>


Signature Guarantee. The signature on your redemption request must be guaranteed if:
       -redemption proceeds are $50,000 or more
       -proceeds are to be mailed to an address other than your address of record
       -a change of address request has been received by the Fund or transfer agent within the last 15 days.

The guarantor must be a bank, member firm of a national securities exchange, savings and loan association, credit union, or other entity authorized by state law to guarantee signatures. A notary public may not guarantee signatures. The signature guarantee must appear on the written redemption request (the guarantor must use the phrase "signature guaranteed" and must include the name of the guarantor bank or firm and an authorized signature).

By Telephone. You may redeem shares having a value up to $50,000 by calling the Transfer Agent at 1-800-241-9772, if telephone redemption is available for your account. To reduce the risk of a fraudulent instruction, proceeds of telephone redemptions may be sent only to the shareholder's address of record or to a bank or brokerage account designated by the shareholder, in writing, on the purchase application or in a letter with the signature(s) guaranteed. The Funds reserve the right to record all telephone redemption requests.

By ACH Transfer. Redemption proceeds can be sent to your bank account by ACH transfer. You can elect this option by completing the appropriate section of the purchase application. If money is moved by ACH transfer, you will not be charged by the Funds for these services. There is a $25 minimum per ACH transfer. Typically, funds are credited to your bank account within three business days.

Redemption by Exchange

By writing (without charge) to, or by telephoning (for a fee) the Transfer Agent, you may exchange all or any portion of your shares of any of the Monetta Funds for shares of another Fund offered by Monetta for sale in your state. A signed, properly completed Share Purchase Application must be on file. An exchange transaction is a sale and purchase of shares for Federal income tax purposes and may result in capital gain or loss. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the Fund being purchased. Unless you have elected to receive your dividends in cash, on an exchange of all shares, any accrued unpaid dividends will be invested in the Fund to which you exchange on the next business day. An exchange may be made by following the redemption procedure described above and indicating the Fund to be purchased, except that a signature guarantee normally is not required.

To use the Telephone Exchange Privilege to exchange between your Monetta accounts in the amount of $250 or more, call 1-800-241-9772 before 3:00 p.m. Central time. The Funds' Transfer Agent imposes a charge (currently $5.00) for each Telephone Exchange. The general redemption policies apply to redemption of shares of Telephone Exchange. The Funds reserve the right at any time without prior notice to suspend or terminate the use of the Telephone Exchange Privilege by any person or class of persons, or to terminate the Privilege in its entirety. Because such a step would be taken only if their respective Boards believe it would be in the best interests of the Funds, the Funds expect to provide Shareholders with prior written notice of any such action unless it appears that the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect the Funds. If the Funds were to suspend, limit, modify, or terminate the Telephone Exchange Privilege, a shareholder expecting to make a Telephone Exchange might find that an exchange could not be processed or that there might be a delay in the implementation of the exchange.



<Page 26>


Redemption by Checkwriting - Government Money Market Fund Only

An investor in the Government Money Market Fund may request on the Share Purchase Application that the Government Money Market Fund provide redemption checks drawn on the Fund. Checks may be in amounts of $500 up to $50,000. The shares redeemed by check will continue earning dividends until the check has cleared. Checks will not be returned. If selected on the Application Form, a book of 10 checks and 2 deposit forms will be sent to the shareholder. Additional checks and deposit forms will be sent to the shareholder, upon request, for a fee of $5.00 per book. This amount will be deducted from the shareholder's account. In order to establish this Checkwriting privilege after an account has been opened, the shareholder must send a written request to the Monetta Government Money Market Fund, P. O. Box 701, Milwaukee, Wisconsin 53201-0701. A fee of $20 will be charged for each stop payment request. If there are insufficient shares in the shareholder's account to cover the amount of the redemption by check, the check will be returned marked "insufficient funds" and a fee of $20 will be charged to the shareholder's account. Because dividends on the Fund accrue daily, checks may not be used to close an account, as a small balance is likely to result. The Checkwriting Privilege is only available to the Government Money Market Fund Shareholders. The Checkwriting Privilege is not available for IRAs or other retirement accounts.

Redemption Price

The redemption price will be the net asset value per share of the Fund next determined after receipt by the Transfer Agent of a redemption request in good order. This means that your redemption request (including a telephone exchange request) must be received in good order by the Transfer Agent before the close of regular session trading on the New York Stock Exchange (ordinarily 3:00 p.m. Central time) to receive the net asset value calculated that day. The principal value and return on your investment will fluctuate and on redemption your shares may be worth more or less than your original cost.

General Redemption Policies

You may not cancel or revoke your redemption request once instructions have been received and accepted. The Funds cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please telephone the Funds if you have any question about requirements for a redemption before submitting your request. If you wish to redeem shares held by one of the tax-sheltered retirement plans sponsored by the Advisor, special procedures of those plans apply. See "Tax-Sheltered Retirement Plans." If you request payment of redemption proceeds by wire, you must pay the cost of the wire (currently $12.00).

Your redemption request must be sent to the Transfer Agent. If a redemption request is sent directly to the Funds, it will be forwarded to the Transfer Agent and will receive the redemption price next calculated after receipt by the Transfer Agent. If you redeem shares through an investment dealer, the dealer will be responsible for promptly forwarding your request to the Fund's transfer agent. The Funds generally pay proceeds of a redemption no later than seven days after proper instructions are received. If you attempt to redeem shares within 15 days after they have been purchased by check, a Fund may delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected.



<Page 27>


During periods of volatile economic and market conditions, you may have difficulty placing your redemption or exchange by telephone, which might delay implementation of the redemption or exchange. Use of the Telephone Redemption or Exchange Privilege authorizes the Funds and the Transfer Agent to tape-record all instructions to redeem shares. Reasonable procedures are used to confirm that instructions received by telephone are genuine, such as requesting personal identification information that appears on your application and requiring permission to record the conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although the Funds may have a risk of such loss if reasonable procedures were not used.

Because of the relatively high cost of maintaining smaller accounts, the Funds reserve the right to redeem shares in any account with a balance of less than $250 in share value. Prior to any such redemption, each Fund will give the shareholder thirty days' written notice during which time the shareholder may increase his investment to avoid having his shares redeemed. The $250 minimum balance will be waived if the account balance drops below the required minimum due to market erosion.

               Dividends, Distributions, and Federal Taxes

The Monetta Fund, Small-Cap Fund, Mid-Cap Fund, and Large-Cap Fund declare and pay income dividends, if any, at least annually. The Balanced Fund pays income dividends, if any, quarterly. The Intermediate Bond Fund declares and pays income dividends monthly. Income dividends of the Government Money Market Fund are declared daily and paid monthly. Capital gains, if any, are distributed by each Fund at least annually. Distributions of a Fund are automatically reinvested in additional shares of that Fund unless you elect payment in cash. Cash dividends can be sent to you by check or deposited directly into your bank account. Call the Transfer Agent at 1-800-241-9772 for more information and forms to sign up for direct deposit.

Each Fund reserves the right to reinvest the proceeds and future distributions in additional Fund shares at the current net asset value if checks mailed to you for distributions are returned as undeliverable or not presented for payment within six months.

Each Fund is a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code and, thus, not be subject to Federal income taxes on amounts it distributes to Shareholders.

Each Fund will distribute all of its net income and gains to Shareholders. Dividends from investment income and net short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are taxable as long-term gains, regardless of the length of time you have held your shares in a Fund. Distributions will be taxable to you whether received in cash or reinvested in shares of a Fund. You will be advised annually as to the source of your distributions for tax purposes. If you are not subject to income taxation, you will not be required to pay tax on amounts distributed to you. If you purchase shares shortly before a record date for a distribution, you will, in effect, receive a return of a portion of your investment, but the distribution will be taxable to you even if the net asset value of your shares is reduced below your cost. However, for Federal income tax purposes, your original cost would continue as your tax basis.

If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the Funds may be required to withhold Federal income tax, currently at the rate of 31% ("backup withholding"), from dividend, capital gain, and redemption payments to you. Your dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income. These certifications are contained in the Share Purchase Application, which you should complete and return when you make your initial investment.



<Page 28>


                      Determination of Net Asset Value

The purchase and redemption price of each Fund's shares is its net asset value per share. The net asset value of a share of each Fund is determined as of the close of trading on the New York Stock Exchange (currently 3:00 p.m. Central time) by dividing the difference between the values of the Fund's assets and liabilities by the number of shares outstanding. This is referred to as "net asset value per share," which is determined as of the close of regular session trading at the New York Stock Exchange on each day on which that exchange is open for trading.

Valuation

Securities for which market quotations are readily available at the time of valuation are valued on that basis. Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the mean of the latest bid and asked quotations. Each over-the-counter security for which the last sale price on the day of valuation is available from the Nasdaq National Market is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the mean of the latest bid and asked quotations. Long-term straight-debt securities for which market quotations are not readily available are valued at a fair value based on valuations provided by pricing services approved by the respective Boards, which may employ electronic data processing techniques, including a matrix system, to determine valuations. Short-term debt securities for which market quotations are not readily available are valued by use of a matrix prepared by the Advisor based on quotations for comparable securities. Other assets and securities held by a Fund for which these valuation methods do not produce a fair value are valued by a method that the Board believes will determine a fair value.

Valuation of the Government Money Market Fund

The Government Money Market Fund attempts to maintain its net asset value at $1.00 per share. Portfolio securities are valued based on their amortized cost, which does not take into account unrealized gains or losses. Other assets and securities of the Fund for which this valuation method does not produce a fair value are valued at a fair value determined by the Board. The extent of any deviation between the Fund's asset value based upon market quotations or equivalents and $1.00 per share based on amortized cost will be examined by the Board of Trustees. If such deviation were to exceed 1/2 of 1%, the Board would consider what action, if any, should be taken, including selling portfolio instruments; increasing, reducing, or suspending distributions; or redeeming shares in kind.

                            Shareholder Services

Reporting to Shareholders

You will receive a confirmation statement reflecting each of your purchases and redemptions of shares of a Fund, as well as periodic statements detailing distributions made by each Fund of which you are a Shareholder. You may elect to receive a combined statement for all Funds for which you are a shareholder. In addition, you will receive semi-annual and annual reports showing the portfolio holdings of each Fund and annual tax information.



<Page 29>


Certain Account Changes

Investors who wish to make a change in their address of record, a change in investments made through an automatic investment plan, or a change in the manner in which dividends are received may do so by calling the transfer agent at 1-800-241-9772.

Automatic Investment Plan

The Funds have an Automatic Investment Plan which permits an existing Shareholder to purchase additional shares of any Fund (minimum $25 per transaction) at regular intervals. Under the Automatic Investment Plan, shares are purchased by transferring funds from a Shareholder's checking, bank money market, NOW account, or savings account in an amount of $25 or more
designated by the Shareholder.   At your option, the account designated will
be debited and shares will be purchased on the date elected by the shareholder. Payroll deduction is available for certain qualifying employers; please call 1-800-MONETTA for further information. There must be a minimum of seven days between automatic purchases. If the date elected by the Shareholder is not a business day, funds will be transferred the next business day thereafter. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish an Automatic Investment Account, complete and sign Section G of the Shareholder Purchase Application included in this Prospectus and send it to the Transfer Agent. You may cancel this privilege or change the amount of purchase at any time by calling 1-800-241-9772 or by mailing instructions to the Transfer Agent. The change will be effective five business days following receipt of your notification by the Transfer Agent. A Fund may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. However, a $20.00 fee will be imposed by the Transfer Agent if sufficient funds are not available in the Shareholder's account at the time of the automatic transaction.

Systematic Exchange Plan

The Funds offer a Systematic Exchange Plan whereby a Shareholder may automatically exchange shares (in increments of $250 or more) of one Monetta fund into another on any day, either monthly or quarterly. For additional information and a Systematic Exchange Plan form, please call the Transfer Agent at 1-800-241-9772. Before participating in the Systematic Exchange Plan, an investor should consult a tax or other financial advisor to determine the tax consequences of participation.

Systematic Withdrawal Plan

The Funds offer a Systematic Withdrawal Plan for Shareholders who own shares of any Fund worth at least $10,000 at current net asset value. Under the Systematic Withdrawal Plan, a fixed sum (minimum $500) will be distributed at regular intervals (on any day, either monthly or quarterly). In electing to participate in the Systematic Withdrawal Plan, investors should realize that, within any given period, the appreciation of their investment in a particular Fund may not be as great as the amount withdrawn. A Shareholder may vary the amount or frequency of withdrawal payments or temporarily discontinue them by notifying the Transfer Agent at 1-800-241-9772. The Systematic Withdrawal Plan does not apply to shares of any Fund held in Individual Retirement Accounts or defined contribution retirement plans. For additional information or to request an application, please call 1-800-241-9772.



<Page 30>


                       Tax-Sheltered Retirement Plans

The Advisor offers prototype tax-sheltered retirement plans for individuals, businesses, and nonprofit organizations. Please call 1-800-MONETTA for booklets describing the following programs and the forms needed to establish them:

Individual Retirement Accounts (IRAs) for employed individuals and their non-employed spouses.

Education IRA, providing tax-free earnings growth and tax-free withdrawals for certain higher education expenses (contributions not deductible).

Roth IRA, providing tax-free earnings growth and tax-free withdrawals with certain greater flexibility than Traditional IRAs (contributions not deductibles).

Money Purchase Pension and Profit Sharing Plans, including salary deferral (401(k)) plans, for self-employed individuals, partnerships, and corporations.

403(b) Retirement Plans for nonprofit organizations.

Savings Incentive Match Plans (Simple-IRAs) permitting employers to provide retirement benefits, including salary deferral, to their employees using IRAs and minimizing administration and reporting requirements.



<Page 31>


                               FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years through December 31st for each year shown (or for Funds with a performance history shorter than 5 years, through December 31st of each year shown). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Annual Reports, which are available upon request and incorporated by reference into the SAI.

                               Monetta Fund

                               1998     1997     1996     1995      1994
Net asset value,
 beginning of period        $17.274  $15.842  $15.591  $14.515   $15.539

Income From Investment Operations

 Net investment income      (0.104)  (0.041)  (0.079)    0.029   (0.026)
 Net gains or losses on securities (both
  realized and unrealized)  (1.554)    4.223    0.330    4.075   (0.938)
Total from investment
 operations                (1.658)    4.182    0.251    4.104   (0.964)

Less Distributions

 Dividends (from net investment
  income)                     0.000    0.000    0.000  (0.028)     0.000
 Distributions (from capital
  gains)                    (0.652)  (2.750)    0.000  (3.000)   (0.060)
 Return of Capital            0.000    0.000    0.000    0.000     0.000
Total distributions         (0.652)  (2.750)    0.000  (3.028)   (0.060)

Net asset value,
 end of period              $14.964  $17.274  $15.842  $15.591   $14.515

Total return                (9.03)%   26.18%    1.60%    28.02%  (6.21%)

Ratios/Supplemental Data

Net assets, end of period
 ($ millions)                $124.7   $163.4   $211.5   $362.7    $364.9
Ratio of expenses to
 average net assets           1.36%    1.48%    1.38%    1.36%     1.35%
Ratio of net investment income
 to average net assets      (0.64)%  (0.24)%  (0.51)%    0.18%   (0.15%)
Portfolio turnover rate      107.5%    97.8%   204.8%   272.0%    191.3%

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.



<Page 32>


                                           Small-Cap
                                          Equity Fund

                                                               2/1/97
                                                               Through
                                             1998             12/31/97
Net asset value, beginning of
period                                    $13.900              $10.000

Income From Investment Operations

 Net investment income                    (0.272)              (0.148)
 Net gains or losses on securities (both
  realized and unrealized)                (0.136)                4.878
Total from investment operations          (0.408)                4.730

Less Distributions

 Dividends (from net investment
  income)                                   0.000                0.000
 Distributions (from capital
  gains)                                  (0.096)              (0.830)
  Return of Capital                         0.000                0.000
Total distributions                       (0.096)              (0.830)

Net asset value, end of period            $13.396              $13.900

Total return                              (2.81)%              47.17%*

Ratios/Supplemental Data

Net assets, end of period ($ thousands)    $3,980               $2,518
Ratio of expenses to average net assets     2.39%               1.75%*
Ratio of net investment income
 to average net assets                    (2.04)%             (1.13)%*
Portfolio turnover rate                    200.4%              138.8%*

*Ratios and total return for the year of inception are not annualized.
The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.

                                       Mid-Cap Equity Fund

                                 1998     1997        1996    1995       1994
Net asset value, beginning of
 period                       $14.975  $14.814     $11.962 $12.199    $12.537

Income From Investment Operations

 Net investment income          0.022  (0.045)       0.044   0.059      0.071
 Net gains or losses on securities (both
  realized and unrealized)    (0.266)    4.296       2.852   2.874      0.193
Total from investment
 operations                   (0.244)    4.251       2.896   2.933      0.264

Less Distributions

 Dividends (from net investment
  income)                     (0.022)    0.000     (0.044) (0.050)    (0.069)
 Distributions (from capital
  gains)                      (1.138)  (4.090)       0.000 (3.120)    (0.533)
 Return of Capital              0.000    0.000       0.000   0.000      0.000
Total distributions           (1.160)  (4.090)     (0.044) (3.170)    (0.602)
Net asset value,
 end of period                $13.571  $14.975     $14.814 $11.962    $12.199

Total return                  (0.85%)   29.14%      24.20%  24.54%      2.17%

Ratios/Supplemental Data

Net assets, end of period
 ($ thousands)                $18,920  $21,908     $17,338 $14,216    $11,736
Ratio of expenses
 to average net assets          1.21%    1.26%       1.23%   1.25%      1.30%
Ratio of net investment income
 to average net assets          0.15%  (0.28%)       0.32%   0.44%      0.57%
Portfolio turnover rate        237.6%   137.8%       93.3%  254.4%     210.0%

*Ratios and total return for the year of inception are not annualized.
The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions that are based on shares outstanding at record date.



<Page 33>


                                      Large-Cap
                                     Equity Fund
                                                                    9/1/95
                                                                    Through
                                        1998        1997    1996   12/31/95
Net asset value, beginning of
 period                              $13.359     $12.266 $10.571    $10.000

Income From Investment Operations

 Net investment income               (0.068)     (0.007)   0.023      0.005
 Net gains or losses on securities (both
  realized and unrealized)             1.074       3.250   2.928      0.570
Total from investment operations       1.006       3.243   2.951      0.575

Less Distributions

 Dividends (from net investment
  income)                            (0.000)     (0.000) (0.023)    (0.004)
 Distributions (from capital
  gains)                             (0.928)     (2.150) (1.233)    (0.000)
 Return of Capital                     0.000       0.000   0.000      0.000
Total distributions                  (0.928)     (2.150) (1.256)    (0.004)

Net asset value, end of period       $13.437     $13.359 $12.266    $10.571

Total return                           8.99%      26.64%  28.20%     5.74%*

Ratios/Supplemental Data

Net assets,
 end of period ($ thousands)          $4,185      $4,265  $2,288     $1,072
Ratio of expenses to
 average net assets                    1.86%       1.51%   1.51%     0.69%*
Ratio of net investment income
 to average net assets               (0.52%)     (0.05%)   0.31%     0.05%*
Portfolio turnover rate               207.5%      123.2%  152.7%     38.2%*

*Ratios and total return of the year of inception are not annualized.
The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.



<Page 34>


                                           Balanced Fund
                                                                   9/1/95
                                                                   Through
                                        1998        1997    1996   12/31/95
Net asset value, beginning of
 period                              $14.078     $12.643 $10.605    $10.000

Income From Investment Operations

 Net investment income                 0.290       0.264   0.132      0.009
 Net gains or losses on securities (both
  realized and unrealized)             0.838       2.398   2.598      0.602
Total from investment operations       1.128       2.662   2.730      0.611

Less Distributions

 Dividends (from net investment
  income)                            (0.286)     (0.224) (0.132)    (0.004)
 Distributions (from capital
  gains)                             (0.444)     (1.003) (0.560)    (0.002)
 Return of Capital                     0.000       0.000   0.000      0.000
Total distributions                  (0.730)     (1.227) (0.692)    (0.006)

Net asset value, end of period       $14.476     $14.078 $12.643    $10.605

Total return                           8.59%      21.21%  25.94%     6.16%*

Ratios/Supplemental Data

Net assets,
 end of period ($ thousands)         $14,489     $12,054  $2,336       $410
Ratio of Expenses
 to average net assets                 0.84%       1.02%   1.40%     0.91%*
Ratio of Net investment income
 to average net assets                 2.06%       1.88%   1.54%     0.08%*
Portfolio turnover rate               127.7%      115.9%  117.8%     54.8%*

*Ratios and total return for the year of inception are not annualized.
The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.



<Page 35>


                                 Intermediate Bond Fund

                                  1998     1997     1996    1995     1994
Net asset value,
 beginning of period           $10.445  $10.208  $10.244  $9.624  $10.345

Income From Investment Operations

 Net investment income           0.592    0.599    0.612   0.655    0.589
 Net gains or losses on securities (both
  realized and unrealized)       0.269    0.278    0.019   0.740  (0.690)
Total from investment
operations                       0.861    0.877    0.631   1.395  (0.101)

Less Distributions

 Dividends (from net investment
  income)                      (0.577)  (0.592)  (0.612) (0.655)  (0.580)
 Distributions (from capital
  gains)                       (0.077)  (0.048)  (0.055) (0.120)  (0.040)
  Return of Capital              0.000    0.000    0.000   0.000    0.000
Total distributions            (0.654)  (0.640)  (0.667) (0.775)  (0.620)

Net asset value,
end of period                  $10.652  $10.445  $10.208 $10.244   $9.624

Total return                     8.38%    8.91%    6.46%  14.84%  (1.04%)

Ratios/Supplemental Data

Net assets, end of period
 ($ thousands)                  $6,676   $3,933   $2,769  $3,589   $3,010
Ratio of Expenses to average
 net assets- Gross (a)           0.75%    0.87%    0.85%   0.75%    0.88%
Ratio of Expenses to average
 net assets - Net                0.55%    0.65%    0.55%   0.27%    0.28%
Ratio of Net investment income
 to average net assets-Gross (a) 5.39%    5.60%    5.45%   5.46%    5.34%
Ratio of Net investment income
 to average net assets-Net       5.59%    5.82%    5.75%   5.94%    5.94%
Portfolio turnover rate          52.0%    96.7%    28.9%   75.1%    94.5%

(a) Ratios of expenses and net income adjusted to reflect investment advisory fees and charges of the Trust's custodian and transfer agent assumed by the investment advisor.

The per-share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.



<Page 36>


                                       Government Money Market Fund

                                  1998     1997     1996    1995    1994
Net asset value, beginning of
 period                         $1.000   $1.000   $1.000  $1.000   $1.000

Income From Investment Operations

 Net investment income           0.051    0.050    0.049   0.059    0.040
 Net gains or losses on
  securities (both
  realized and unrealized)       0.000    0.000    0.000   0.000    0.000
Total from investment operations 0.051    0.050    0.049   0.059    0.040

Less Distributions

 Dividends (from net investment
  income)                      (0.051)  (0.050)  (0.049) (0.059)  (0.040)
 Distributions (from capital
  gains)                         0.000    0.000    0.000   0.000    0.000
 Return of Capital               0.000    0.000    0.000   0.000    0.000
Total distributions            (0.051)  (0.050)  (0.049) (0.059)  (0.040)

Net asset value,
 end of period                  $1.000   $1.000   $1.000  $1.000   $1.000

Total return                     5.24%    5.15%    5.06%   5.87%    4.04%

Ratios/Supplemental Data

Net assets, end of period
 ($ thousands)                  $4,095   $4,464   $6,232  $4,393   $3,315
Ratio of Expenses to
 average net assets - Gross (a)  0.68%    0.76%    0.67%   0.59%    0.66%
Ratio of Expenses to
 average net assets - Net        0.32%    0.39%    0.31%   0.07%    0.00%
Ratio of Net investment income
 to average net assets
 -Gross (a)                      4.76%    4.65%    4.59%   5.17%    3.39%
Ratio of Net investment income
 to average net assets-Net       5.11%    5.02%    4.95%   5.69%    4.04%
Portfolio turnover rate            N/A      N/A      N/A     N/A      N/A

(a) Ratios of expenses and net income adjusted to reflect investment advisory fees and charges of the Trust's custodian and transfer agent assumed by the investment advisor.

The per-share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.



<Page 37>


ADDITIONAL INFORMATION                    Distributed By Funds Distributor, Inc.
*Annual and Semi-Annual Reports
*Statement of Additional Information

The Annual and Semi-Annual Reports contain more detailed information about the Funds' investment strategies and market conditions that significantly affected performance during the most recent fiscal year.

The Statement of Additional Information provides detailed information about the Funds and is incorporated by reference into this Prospectus, making the SAI a legal part of this Prospectus.

Information about the Funds, including these reports, can be obtained without charge (except where noted) upon request.

                  MONETTA                       SEC

*In Person        1776-A South Naperville Road  Public Reference Room
                  Suite 100                     Washington, D.C.
                  Wheaton, IL  60187-8133

*By Telephone     1-800-MONETTA                 1-800-SEC-0330
                  1-800-684-3416 (TDD)          (Location/Hours/Fees Only)


*By Mail          1776-A South Naperville Road  Public Reference Section
                  Suite 100                     Washington, D.C.  20549-6009
                  Wheaton, IL  60187-8133       (Payment of duplication fee
                                                required with request)

*By Internet:     http://www.monetta.com        http://www.sec.gov

INVESTMENT COMPANY ACT FILE NO:                 Monetta Fund 811-4466
                                                Monetta Trust 811-7360

Monetta Family of Mutual Funds
1776-A South Naperville Road, Suite 100
Wheaton, IL  60187-8133



<Page 38>

[LOGO]               Share Purchase Application         [LOGO]

Use  this  form  for individual custodial, trust, profit sharing, or
pension plan accounts.   Do  not  use this form for Monetta Funds-sponsored
IRA, Defined Contribution (401(k) or 403(b)) plans which require forms available from Monetta Funds. For information please call 1-800-666-3882.

            1-800-MONETTA                       WWW.MONTTA.COM

A. Account Registration

[_]Individual                             [_]Joint Owner*

Name_______________________________     Birthdate________________
Social Security Number__________________Citizen of   [_] US   [_] Other
Joint Owner Name________________________Birthdate________________
Social Security Number__________________Citizen of   [_] US   [_] Other

* Registration will be Joint Tenants with Rights of Survivorship (JTWROS) unless otherwise specified.

[_]Gift to Minor
Custodian_______________________________________________________________
Minor__________________________________________ Minor's Birthdate_________
Minor's Social Security Number__________________Citizen of  [_] US  [_] Other


[_]Corporation, Partnership, or Other Entity
Name of Legal Entity______________________________________________________
Taxpayer Identification Number______________________________________________
A corporation resolution form or certificate is required for corporation accounts.


[_]Trust, Estate,or Guardianship
Name___________________________________________________________________
Name of Fiduciary(s)______________________________________________________
Taxpayer Identification Number________________________Date of Trust__________ Additional documentation and certification may be requested.

B. Mailing Address                      []Send Duplicate Confirmation To:

_____________________________________   ___________________________________
Street Address, Apt. #                  Name

_____________________________________   ___________________________________
City, State, Zip Code                   Street Address, Apt #

_____________________________________   ___________________________________
Daytime Phone Number                    City, State, Zip Code


-----------------------------------------------------------------------------

C. Investment Choices

The minimum initial investment is $250 for shares in any of the Monetta Funds. There is no minimum for subsequent investments; however, for the Automatic Investment Plan, the minimum is $25 per quarter.


                                        Distribution Options
                                             Capital
                                             Gains and
                                            Distributions   Amount Frequency Day
                            Contributions  Reinvested Cash         Month Qrt
MONETTA FUND                     $         [_]        [_]   ______ []    []  ___
MONETTA SMALL-CAP EQUITY FUND    $         [_]        [_]   ______ []    []  ___
MONETTA MID-CAP EQUITY FUND      $         [_]        [_]   ______ []    []  ___
MONETTA LARGE-CAP EQUITY FUND    $         [_]        [_]   ______ []    []  ___
MONETTA BALANCED FUND            $         [_]        [_]   ______ []    []  ___
MONETTA INTERMEDIATE BOND FUND   $         [_]        [_]   ______ []    []  ___
MONETTA GOV'T MONEY MARKET FUND  $         [_]        [_]   ______ []    []  ___
           Total Amount Enclosed $_______


Please see Section G for Bank Information

(If no distribution option is checked, dividends and capital gains will be reinvested.)

D. Telephone Options

Your signed Application must be received at least 15 business days prior to initial transaction.

An unsigned voided check (for checking accounts) or a savings account deposit slip is required with your Application.

[_]Check if savings account

TELEPHONE REDEMPTION. The proceeds will be mailed to the address in Section B. The telephone redemption privilege automatically applies unless you check the box below.

                [_]I DO NOT authorize telephone redemption

If you have not declined telephone redemption and you elect to have the amount deposited (via wire payment) to your bank account, complete bank
account  information  below.   A $12.00 fee will be charged to your account
for each wire transfer.

TELEPHONE  EXCHANGE.   Permits   the   exchange  of  shares  between
identical  registered  accounts. The  telephone   exchange   privilege
automatically applies unless you check the box below.

                 [_]I DO NOT authorize telephone exchange

[_]Telephone Redemption (ACH). The proceeds will be electronically sent to your bank account. Complete bank account information below.

[_]Telephone  Purchase  (ACH).   Permits  the purchase of additional shares
using  your  bank  account to clear the transaction.   Minimum  of  $25.00.
Complete bank account information below.




Name(s) on Bank Account_____________________________________________________
Bank Name______________________________ Bank Account Number_________________
Bank Address________________________________________________________________

______________________________________________________________________________

E. Checkwriting


(Monetta Government Money Market Fund Only. Not available for IRA or other retirement accounts).

                  _____________________
   Account Number|_____________________|
                 |_____________________|
                  (for Bank Use Only)

[_]Check this box if you would like to establish check redemption privileges for the Monetta Government Money Market Fund and have 10 checks and 2 deposit forms printed. Each additional book of checks and deposit forms will be $5.00. This amount will be deducted from your account. Check redemption privileges are subject to the conditions on the reverse side.

______________________________________________________________________________
Name on Monetta Government Money Market Fund Account (must be the same as Account Registration-please print)

______________________________________ ____________________________________
Authorized Signature(s) (For joint accounts, all owners must sign)
For a corporate, trust, other entity, or joint account, how many authorized signatures are required?__________________

______________________________________________________________________________

F. Backup Withholding


[] Check this box only if the IRS has notified you that you are subject to backup withholding.

______________________________________________________________________________

G. Bank Information for Automatic Investment Plan (AIP)


Your signed Application must be received at least 15 business days prior to initial transaction.

An unsigned voided check from your checking account or a savings account deposit slip is required with your application.

[_]Check if savings account




Name(s) on Bank Account____________________________________________________
Bank Name____________________________Bank Account Number__________________
Bank Address ______________________________________________________________
_________________________________________  ________________________________
Signature of Bank Account Owner            Signature of Joint Owner

*  Termination  must be in writing or by calling Firstar Trust Company.
Allow 5 business days to become effective. Your participation in the Plan will terminate automatically if you redeem all your Monetta fund shares.
* IRA contributions apply as a current year purchase (purchases may not be used for prior year contributions).
______________________________________________________________________________

H. Signature & Certification

I affirm that I have received a current prospectus of the Funds and agree to be bound by its terms. I certify that I have full authority and legal capacity to purchase shares of the Fund(s) and to establish and use any related privileges, and agree that such privileges and their terms and conditions shall be governed by Illinois law. If I have not provided a social security or other tax identification number in Part A of the application, by signing the application, I: (i) certify, under penalties of perjury, that I have not been issued a number but have applied (or soon will apply) for one; and (ii) understand that if I do not provide the Funds or their transfer agent with a certified number within 60 days, they will be required to withhold 31% from all dividend, capital gain, and redemption payments from my account(s) until I provide them with a certified number.

I understand that the Telephone Redemption and Exchange Privilege(s) will apply to my account unless I have specifically declined the privilege in
Part D of this  application.   I  understand  that  by  signing this
application, unless the Privilege(s) is declined, I agree that neither the Funds nor their transfer agent, their agents, officers, trustees or employees will be liable for any loss, liability, cost or expense for acting instructions given under the Privilege(s), placing the risk of any loss on me. See "How to Redeem Shares - By Exchange" in the prospectus.

I agree that any of the Funds and their transfer agent may redeem shares and retain the proceeds from any of my account(s) with any Fund(s) up to a total of (a) any IRS penalties attributed to my failure to provide any of the Funds or their transfer agent with correct and complete information requested by either, and (b) any tax not withheld from distributions to me which should have been withheld by them.

UNDER THE PENALTY OF PERJURY, I CERTIFY THAT (1) THE SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER AND (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION IN THIS PARAGRAPH REQUIRED TO AVOID BACKUP WITHHOLDING.

(Note: you must check the box in Part F of this application if the IRS has notified you that you are subject to backup withholding due to your failure to report such income).

____________________________________  ______________________________________
Signature*                      Date  Signature of Co-Owner, if any     Date

* If shares are to be registered in the name of (1) two persons jointly, both persons must sign, (2) a custodian for a minor, the custodian must sign, (3) a trust, the trustee(s) must sign, or (4) a corporation or other entity, an officer must sign and print name and title on space below.

______________________________________________________________________________
Print name and title of officer signing for a corporation or other entity.
______________________________________________________________________________

I. Dealer Information

Please be sure to complete representative's first name and middle initial.

____________________________________  _________________________________________
Dealer Name                           Representative's Last Name  First Name MI


DEALER HEAD OFFICE                    REPRESENTATIVE'S BRANCH OFFICE

____________________________________  _________________________________________
Address                               Address
____________________________________  _________________________________________
City, State Zip                       City, State, Zip
____________________________________  _________________________________________
Telephone Number                      Telephone Number

B.N.   0___ ___ ___ ___               _________________________________________
For Internal Use Only                 Rep's A.E. Number
______________________________________________________________________________

                         Make Checks Payable to Monetta Funds

Overnight Express Mail to:                   Mail Completed Application to:
Monetta Funds                                Monetta Funds
c/o Firstar Trust Company                    c/o Firstar Trust Company
615 East Michigan Street                     Mutual Fund Services
3rd Floor                                    P.O. Box 701
Milwaukee, WI 53202                          Milwaukee, WI 53202-0701

_____________________________________________________________________________


J. Condition of Redemption Option


Checks may not be for less than $500 or such other minimum amounts as may from time to time be established by the Monetta Government Money Market Fund upon prior written notice to its shareholders. Maximum amount for
withdrawal  is  $50,000.   Shares  purchased  by   check (including
certified or cashier's check), will not be redeemed by checkwriting or any other method of redemption until the transfer agent is reasonably satisfied that the check has been collected, which could take up to 7 days from the purchase date.


By  signing this card, I appoint the Firstar Bank Milwaukee, NA, my agent to present checks drawn on this account to the transfer agent, Firstar Trust Company, as requests to redeem shares and I authorize the Monetta Government Money Market Fund and Firstar Trust Company to honor such requests and redeem shares in an amount equal to the amount of the check. I agree to be subject to the rules pertaining to the check redemption privileges as amended from time to time. The Monetta Government Money Market Fund or Firstar Trust Company may reserve the right to modify or terminate this account and authorization at any time.



                                        STATEMENT OF ADDITIONAL INFORMATION
                                                             APRIL 30, 1999


MONETTA FAMILY OF MUTUAL FUNDS
1776-A South Naperville Road Suite 100
Wheaton, IL 60187
(1-800-MONETTA)
WWW.MONETTA.COM


MONETTA FUND, INC.

MONETTA TRUST, INCLUDES THE FOLLOWING SERIES:

   MONETTA SMALL-CAP EQUITY FUND

   MONETTA MID-CAP EQUITY FUND

   MONETTA LARGE-CAP EQUITY FUND

   MONETTA BALANCED FUND

   MONETTA INTERMEDIATE BOND FUND

   MONETTA GOVERNMENT MONEY MARKET FUND



This Statement of Additional Information (SAI) is not a Prospectus, and should be read in conjunction with the Funds' Prospectus dated April 30, 1999, which is incorporated by reference into this SAI and maybe obtained from the Funds at the above phone number or address.

This SAI contains additional and more detailed information about the Fund's operations and activities than the Prospectus. The Annual Report, which contains important financial information about the Funds, is incorporated by reference into this SAI and is also availabe, without charge, at the above phone number or address.

<Page1>



TABLE OF CONTENTS                                               PAGE

  . THE FUNDS' HISTORY .........................................3
  . INFORMATION ABOUT THE FUNDS ................................3
      Investment Guidelines ....................................3
      Investment Strategies and Risks ..........................3
      Investment Restrictions ..................................8

 . DIRECTORS, TRUSTEES AND OFFICERS .............................11
 . SIGNIFICANT SHAREHOLDERS .....................................13
 . SERVICE PROVIDERS ............................................14
      Investment Advisor and Administrator ....................14
      Distributor .............................................15
      Transfer Agent and Custodian ............................15
      Legal Counsel ...........................................15
      Independent Auditors ....................................15
 . 12b-1 PLAN ...................................................16
 . BROKERAGE ALLOCATION .........................................17
 . CAPITAL STOCK  ...............................................19
 . SHAREHOLDER SERVICES .........................................20
 . TAXATION OF THE FUNDS ........................................21
 . PERFORMANCE INFORMATION ......................................21
 . FINANCIAL STATEMENTS .........................................24
 . APPENDIX I - FIXED INCOME SECURITIES RATINGS .................24

<Page 2>

THE FUNDS' HISTORY

Monetta Fund, Inc. ("Fund" or the "registrant") is an open-end, diversified management investment company that was organized in 1985 as a Maryland corporation. The inception date of the Monetta Fund is 05/06/86.

Monetta Trust ("TRUST" or the "registrant") is also an open-end, diversified management investment company that was organized as a Massachusetts Trust in 1992. The following funds are each a series of Monetta Trust:

                                                             INCEPTION DATE
  Monetta Small-Cap Equity Fund                               02/01/97
  Monetta Mid-Cap Equity Fund                                 03/01/93
  Monetta Large-Cap Equity Fund                               09/01/95
  Monetta Balanced Fund                                       09/01/95
  Monetta Intermediate Bond Fund                              03/01/93
  Monetta Government Money Market Fund                        03/01/93


INFORMATION ABOUT THE FUNDS

INVESTMENT GUIDELINES

Each Fund's investment objectives, as stated in the Prospectus, differ principally in the types of securities selected for investment and the relative importance each Fund places on growth potential, current income and preservation of capital as considerations in selecting investments. Each Fund's investment objective is a fundamental policy, which may not be changed without the approval of a majority of the outstanding voting securities of that Fund. This means that the approval of the lesser of (i) 67% of the Fund's shares present at a meeting, if more than 50% of all of the shares outstanding are present or (ii) more than 50% of all of the Fund's outstanding shares is required.


Since each of the Funds are registered under The Investment Company Act of 1940 as diversified, open-ended investment companies, each Fund agrees that it will not own more than 5% of its total assets in a single issue security. This applies only to 75% of the total assets. That is to say that if it does own more than 5% of its total assets in individual securities, the total of those over 5% cannot exceed 25%.


Within the restrictions outlined here, and in the Prospectus, the Advisor has full discretion on the investment decision of the Funds.


INVESTMENT STRATEGIES AND RISKS

The following is a detailed description, along with associated risks, of the various securities that some or all of the Funds may invest in.

EQUITY SECURITIES
Common stocks represent an equity interest in a corporation. Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term. The securities of smaller companies, as a class, have had periods of favorable results and other periods of less favorable results

<page 3>

compared to the securities of larger companies as a class. Stocks of small to mid-sized companies tend to be more volatile and less liquid than stocks of large companies. Smaller companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure and may have a smaller public market for their shares.

DEBT SECURITIES

In pursuing its investment objective, each Fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund's portfolio, as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities. As a result, interest rate fluctuations will affect a Fund's net asset value but not the income received by a Fund from its portfolio securities.* In addition, if the bonds in a Fund's portfolio contain call, prepayment or redemption provisions, during a period of declining interest rates these securities are likely to be redeemed and a Fund will probably be unable to replace them with securities having a comparable yield. There can be no assurance that payments of interest and principal on portfolio securities will be made when due.

CONVERTIBLE SECURITIES

Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures, is redeemed or the holder elects to exercise the conversion privilege.

The value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature and is generally referred to as its investment value. The investment value of the convertible security will typically fluctuate inversely with changes in prevailing interest rates.

However,  at  the same time, the convertible
security will be influenced by its conversion value, which is the market value of the underlying common stock that would be obtained upon conversion. Conversion value fluctuates directly with the price of the underlying common stock.


By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock, upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, the Advisor will consider substantially the same criteria that would be considered in purchasing the underlying stock. Convertible securities purchased by a Fund are frequently rated investment grade. Convertible securities rated below investment grade tend to be more sensitive to interest rate and economic changes, may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities and may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities.


*Yields on debt securities available for purchase by a Fund vary over time, no specific yield on shares of a Fund can be assured.

<Page 4>

LENDING OF PORTFOLIO SECURITIES

Subject to certain restrictions (see section Information About The Funds), the Balance Fund and the Intermediate Bond Fund may lend their portfolio securities
to broker-dealers  and  banks.   Any such loan must be continuously secured by
collateral in cash or cash equivalents, maintained on a current basis, in an amount at least equal to the market value of the securities loaned by these
funds.   These  funds  would  continue to receive  the  equivalent  of  the interest or dividends paid by the issuer on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or
a percentage of the collateral.   These  funds would have the right to call
the loan and obtain the securities loaned at any time on notice of not more than five business days. These funds would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in the Advisor's judgment, a material event requiring a Shareholder's vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, these funds could experience delays in liquidating the loan collateral and/or recovering the loaned securities and losses, including possible decline in the value of the collateral or in the value of the securities loaned during the period while seeking to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period and expenses of enforcing its rights.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The Balanced Fund, Intermediate Bond Fund and Government Money Market Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a fund enters into the commitment, the securities may be delivered and paid for 30 days or more after the date of purchase, when their value may have changed. A fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Advisor deems it advisable for investment reasons. At the time a fund enters into a binding obligation to purchase securities on a when-issued or delayed-delivery basis, assets of the fund having a market value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the fund and held by the custodian throughout the period of the obligation. The use of this investment strategy may increase net asset value fluctuation.


REPURCHASE AGREEMENTS

A repurchase agreement is a sale of securities to a fund in which the seller (a bank or broker-dealer believed by the Advisor to be financially sound) agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a fund could experience delays in both liquidating the underlying securities and losses, including the possible decline in the value of the collateral during the period while seeking to enforce its rights thereto, possible below-normal levels of income and lack of access to income during this period and expenses of enforcing its rights.

OPTIONS ON SECURITIES AND INDICES

The Balanced Fund and the Intermediate Bond Fund may purchase and sell put and call options on securities and indices, enter into interest rate and index futures contracts and options on futures contracts.

An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from
(call), or sell to (put), the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price

<Page 5>

or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specific multiplier for the index option. (An index is designed to reflect specific facets of a particular financial or securities market, a specific group of financial instruments or securities or certain economic indicators.)

A fund will write call options and put options only if they are "covered." This means, in the case of a call option on a security, the option is "covered" if a fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, assets having a value at least equal to that amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

If an option written by a fund expires, the fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a fund expires, the fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be affected when a fund elects to do so. A capital gain or loss will be realized from a closing purchase transaction if the cost of the closing option is less or more than the premium received from writing the option. If the premium received from a closing sale transaction is more or less than the premium paid to purchase the option, the fund will realize a capital gain or loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

A put or call option purchased by a fund is an asset of the fund, valued initially at the premium paid for the option. The premium received for an option written by a fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and ask prices.

There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation between these markets causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or expected events.

There can be no assurance that a liquid market will exist when a fund seeks to close out an option position. If a fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire. If a fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security a fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased or written by a fund, the fund would not be able to close out the option. If restrictions on exercise of options were imposed, a fund might be unable to exercise an option it had purchased.

<Page 6>

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

A fund may use interest rate futures contracts, index futures contracts and options on such futures contracts. An interest rate, index or option on a futures contract provides for the future sale by one party, and purchase by another party, of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A public market exists in futures contracts covering a number of indices (including, but not limited to, the S&P 500 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to U. S. Treasury bonds, U. S. Treasury notes, Eurodollar certificates of deposit and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional types of futures contracts will be developed and traded.

A fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indices, as discussed above. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A fund may use futures contracts to hedge against, or increase its exposure to, fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of a fund's securities or the price of the securities that a fund intends to purchase. Although other techniques may be used to reduce or increase a fund's exposure to stock price, interest rate and currency fluctuations, a fund may be able to achieve its desired exposure more efficiently and cost effectively by using futures contracts and futures options.

A fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, Board of Trade or similar entity or quoted on an automated quotation system. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure desired. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, futures options and the related securities, technical influences in futures and futures options trading and differences between the securities market and the securities underlying the standard contracts available for trading. In the case of index futures contracts, for example, the composition of the index including the issuers and the weighting of each issue, may differ from the composition of a fund's portfolio. In the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in a fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the daily limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

<Page 7>

There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures or futures option position. A fund may be exposed to possible loss on a position during such an interval and would continue to be required to meet margin requirements until the position was closed. In addition, many of the types of contracts discussed above are relatively new instruments with no significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

INVESTMENT RESTRICTIONS

The MONETTA FUND operates under the following investment restrictions:

1)  The Fund will not issue any senior securities;

2) The Fund will not (i) sell securities short (unless the Fund owns an equal amount of such securities or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such securities), (ii) purchase securities on margin or
    (iii) write put and call options;

3) The Fund will not borrow money in excess of 5% of the value of its total assets, or pledge, mortgage or hypothecate its assets, at market value, to an extent greater than 10% of the Fund's total assets at cost (and no borrowing may be undertaken except from banks as a temporary measure for extraordinary or emergency purposes);

4) The Fund will not invest more than 5% of its total assets in the securities of any one issuer (this limitation shall not apply to obligations issued or guaranteed by the United States Government, its agencies and instrumentalities);

5) The Fund will not purchase the securities of companies in a particular industry if, thereafter, more than 25% of the Fund's total assets would consist of securities issued by companies in that industry (this limitation shall not apply to obligations issued or guaranteed by the United States Government, its agencies and instrumentalities);

6) The Fund will not acquire more than 10% of the outstanding voting securities, or 10% of all of the securities, of any one issuer;

7) The Fund will not purchase the securities of any other investment company;

8) The Fund will not purchase securities of any company with less than 3 years continuous operation (including that of any predecessor companies) if such purchase would cause the Fund's investments in all such companies, taken at cost, to exceed 5% of the value of the Fund's total assets;

9) The Fund will not purchase or retain the securities of any issuer if the Officers and Directors of the Fund, or its Advisor, own individually more than 1/2 of 1% of the securities of such issuer or together own more than 5% of the securities of such issuer;

10) The Fund will not act as securities underwriter, except to the extent necessary in connection with the disposition of Fund shares, or invest in real estate (although it may purchase shares of a real estate investment trust) or invest in commodities, commodities contracts, or financial futures contracts;

11) The Fund will not invest in companies for the purpose of exercising control or management of such company;

<Page 8>

12) The Fund will not invest in securities commonly referred to as "restricted securities" which are required to be registered under the Securities Act of 1933 before the securities can be resold to the public;

13) The Fund will not invest in repurchase agreements which mature in more than seven days;

14) The Fund will not purchase shares which are not readily marketable;

15) The Fund will not make loans other than in accordance with the Fund's investment objectives, including the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, whether or not the purchase was made upon the original issuance of the securities.

Each of the restrictions noted above is "fundamental" which means that it cannot be changed without the approval of a majority of the Fund's outstanding voting securities.

THE TRUST AND EACH OF ITS SERIES OF FUNDS operate under the following investment restrictions:

1) The Funds, except for the Government Money Market Fund, may not invest more than 5% of its total assets (valued at the time of investment) in securities of a single issuer, with respect to 75% of the value of a Fund's total assets, except that this restriction does not apply to U.S. Government Securities;

    For the Government Money Market Fund, the fund may not invest more than 5% of its total assets (valued at the time of investment) in securities of a single issuer, except that this restriction does not apply to (i) U.S. Government Securities or (ii) repurchase agreements;

2) The Funds may not acquire securities of any one issuer, that at the time of investment, represent more than 10% of the outstanding voting securities of the issuer;

3) The Funds may not invest more than 25% of its total assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to U.S. Government Securities or, for the Government Money Market Fund, to repurchase agreements;

4) The Funds may not make loans, but this restriction shall not prevent the funds from buying bonds, debentures or other debt obligations that are publicly distributed or privately placed with financial institutions, investing in repurchase agreements or lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan*);

    For the Government Money Market Fund, the above restriction shall not prevent the Fund from purchasing U.S. Government Securities or entering into repurchase agreements;


5) The Funds may not borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's total assets at the time of borrowing, provided that the Fund will not purchase additional securities when its borrowings exceed 5% of total assets;

    For the Balanced Fund and the Intermediate Bond Fund only, the funds may not borrow money in connection with transactions for options, futures and options on futures;

6) The Funds may not underwrite the distribution of securities of other issuers except insofar as it maybe deemed to be an "underwriter" for purposes of the Securities Act of 1933 on disposition of securities subject to legal or contractual restrictions on resale;**


<Page 9>


7) The Funds may not purchase and sell real estate or interests in real estate, although the funds may invest in marketable securities of enterprises that invest in real estate or interests in real estate;


8) The Funds may not purchase and sell commodities or commodity contracts, except futures and options on futures;


    For the Balanced Fund and the Intermediate Bond Fund, these Funds may not enter into any futures and options on futures;


9) The Funds may not make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions in connection with transactions in options, futures, and options on futures;


    For the Balanced Fund and the Intermediate Bond Fund, these Funds may not make margin purchase of securities for contracts on option, futures and options on futures;


10) The Funds may not sell securities short or maintain a short position, except securities that the Fund owns or has the right to acquire without payment of additional consideration;


11) The Funds may not issue any senior security except to the extent permitted under the Investment Company Act of 1940.


Each of the above-noted restrictions are "fundamental."   In  addition,  the
Small-Cap  Fund,  Mid-Cap Fund, Large-Cap Fund, Balanced Fund, Intermediate
Bond Fund and Government  Money   Market  Fund  are  subject to a number of
restrictions that may be changed by the Board of Trustees of the Trust without Shareholders' approval. Under these non-fundamental restrictions, a fund may not:

1) Invest in companies for the purpose of management or the exercise of control;

2) Invest more than 5% of its total assets (valued at time of investment) in securities of issuers with less than three years' operation, including any predecessors;

3) Acquire securities of other registered investment companies, except in compliance with the Investment Company Act of 1940 and any applicable state laws;

4) Invest more than 10% of its net assets (valued at the time of such investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

*Although they have the power to do so, the Balanced Fund and the Intermediate
 Bond Fund do not intend to lend portfolio securities.


**The Funds do not currently intend to invest in restricted securities.


<Page 10>

DIRECTORS, TRUSTEES AND OFFICERS

The following table lists the Board of Directors of the Monetta Fund and Trustees of the Monetta Trust.

The individuals marked by an asterisk (*) are considered interested persons (as defined in the Investment Company Act of 1940) as a result of their affiliation with various entities, including the Monetta Fund, the Advisor and the Monetta Trust.

The address for each Board member and Trustee listed below is 1776-A South Naperville Road, Suite 100, Wheaton, IL 60187.

                            Position(s) Position(s)
                               Held       Held      Principal Occupations
NAME                   AGE   With Fund  With Trust  and Other Affiliations
Robert S. Bacarella*    49   Director   Trustee     Chairman, Chief Executive
                               and        and       Officer, and  President of
                             President  President   MFSI since April 1997;
                                                    Chairman and Chief
                                                    Executive Officer of
                                                    MFSI, October 1, 1996,
                                                    to April 1997; President,
                                                    September 1996; Director,
                                                    MFSI, since 1984; Secretary,
                                                    Treasurer, and Director,
                                                    MIS LLC., (formerly Monetta
                                                    Brokerage,Inc.), since 1987;
                                                    President and Director, Fund
                                                    since 1985; President and
                                                    Trustee, Trust since 1993.

John W. Bakos*          51   Director   Trustee     Division Placement
                                                    Manager, Sears, Roebuck &
                                                    Co., since 1969; Director
                                                    and Vice President, MFSI,
                                                    1984 to 1991.


John L. Guy Jr.         46   Director   Trustee     President, Heller  Small
                                                    Business Lending Corp.
                                                    (formerly Heller First
                                                    Capital Corp.), since May
                                                    1995; Senior Vice
                                                    President and Treasurer,
                                                    Heller Financial Inc.,
                                                    (August 1992 to May 1995);
                                                    Senior Vice President,
                                                    Director Internal Audit
                                                    (November 1989 to August
                                                    1992).

Mark F. Ogan            56   Director   Trustee     President, DuPage Capital
                                                    Management, Ltd., since
                                                    1995; President and
                                                    Secretary Salida Corp.
                                                    (formerly Pollenex Corp.),
                                                    February 1993 to April 1995.


<Page 11>


Paul W. Henry*          56   Director     N/A      SPR, Inc., Project Manager
                                                   Computer Systems, since June
                                                   1997; Manager, Financial
                                                   Systems, Signature Group
                                                   (Telemarketing),1994 to 1997;
                                                   Manager, Computer Systems,
                                                   Baah International (Computer
                                                   Software), December 1993 to
                                                   June 1994; Manager, Special
                                                   Projects, Waste Management,
                                                   Inc. (waste collection of
                                                   hazardous and chemical
                                                   waste materials),April 1987
                                                   to December 1993; Director
                                                   MFSI, 1984 to 1996, Vice
                                                   President, MFSI,
                                                   1984 to 1991.

William M. Valiant      73   N/A        Trustee    Director,  MFSI,  February
                                                   1991 to 1997; Director, MIS,
                                                   1988 to 1997; Vice President
                                                   and Treasurer, Borg-Warner
                                                   Corporation, retired,
                                                   July 1990.

William R. Bacarella    47   Vice       Vice       Vice Pres., Fund and Trust,
                             Pres.      Pres.      since May 1997; President,
                                                   MIS LLC (formerly Monetta
                                                   Brokerage, Inc.), since
                                                   June 1995.

Maria Cesario DeNicolo  49   CFO        CFO        Chief Financial Officer,
                             Treasurer  Treasurer  MFSI, since May 1997;
                             and        and        Secretary, MFSI, since
                             Secretary  Secretary  October 1996; Treasurer,
                                                   MFSI, since February 1994;
                                                   Controller, MFSI, since June
                                                   1992; Secretary, Trust, since
                                                   1993; Treasurer, Trust,
                                                   since 1994; Treasurer,
                                                   Fund, since 1993; Chief
                                                   Chief Financial Officer,
                                                   MIS LLC,(formerly Monetta
                                                   Brokerage,Inc.), since
                                                   1995; Sole proprietor,
                                                   Cesario DeNicolo CPA
                                                   and Associates, May 1990
                                                   to June 1993.

Christina M. Curtis     36   Asst.      Asst.     Asst. Secretary, Fund and
                             Secretary  Secretary Trust since November, 1998;
                                                  Asst. Secretary, MFSI
                                                  since Octoer 1996.



Mr. Bacarella and Mr. Bakos serve as members of the Executive Committee of the Monetta Fund and Monetta Trust. The Executive Committee, which meet between regular meetings of the respective Boards, are authorized to exercise all of the Boards' powers.

None of the Directors or Trustees received or accrued any compensation such as Pension or Retirement Benefits.


<Page 12>


The following table sets forth compensation paid by the Monetta Fund and the Monetta Trust to their respective Directors and Trustees during the year ended December 31, 1998:



                                                    Pension or
                                                    Retirement   Total Compen-
                                                    Benefits     sation From
                          Aggregate    Aggregate    Accrued As   Fund Complex
                          Compensation Compensation Part of Fund Paid to
Name of Person, Position  From Fund    From Trust   Expenses     Directors

Robert S. Bacarella,
 Pres., Dir./Trustee(1)   $N/A         $N/A         $0           $N/A
John W. Bakos,Director(1) 500          500          0            1,000
John L. Guy, Jr.,
 Director/Trustee         2,500        2,000        0            4,500
Paul W. Henry,Director(1) 1,000        N/A          0            1,000
Mark F. Ogan,
 Director/Trustee         2,500        2,000        0            4,500
William Valiant,Trustee   N/A          2,000        0            2,000


   (1) Directors and/or Trustees who are interested persons, including all employees of MFSI, receive no compensation from the Fund or the Trust. Compensation reflected above is for the period of January through December, 1998 and was paid by the Advisor.

   (2) The Monetta Fund Complex consists of the Monetta Fund, Inc. and the series of funds of the Monetta Trust. Neither the Monetta Fund nor the Monetta Trust offers any retirement or deferred compensation benefits to the members of the Boards of Directors.

SIGNIFICANT SHAREHOLDERS

At March 31, 1999, the Advisor and the Directors and Officers of the Monetta Fund, as a group, owned 58,505 shares which represents less than 1% of the issued and outstanding shares of common stock of the Monetta Fund. In addition, the Funds are unaware of any shareholders, beneficial or of record, who owned more than 5% of a Fund's outstanding shares as of that date.


Shares of the Trust owned by the Advisor, Trustees and Officers, as of March 31, 1999, were as follows:


                                                              Advisor,
                                  Advisor                Trustees & Officers
                            Shares   % of Funds          Shares   % of Funds
Small-Cap Fund                18,092     7.02%             58,360    22.63%
Mid-Cap Fund                  4,758      0.39%             61,928    5.13%
Large-Cap Fund                7,395      2.40%             22,941    7.45%
Balanced Fund                 39,752     6.97%             104,456   18.30%
Intermediate Bond Fund        32,348     3.35%             85,552    8.87%
Government Money Market Fund  28,399     0.67%             184,163   4.34%


The share ownership for the Trustees and Officers as a group includes the following shares owned by the Advisor over which Mr. Bacarella exercises voting control: 18,092 shares of the Small-Cap Fund; 4,758 shares of Mid-Cap Fund, 7,395 shares of the Large-Cap Fund; 39,752 shares of the Balanced Fund; 32,348 shares of the Intermediate Bond Fund; and 28,399 shares of the Government
Money Market Fund. The share ownership for the Trustees and Officers as a group does includes the following shares held in a 401(k) Plan for the employees of MFSI for which Mr. Bacarella is the Trustee of the plan and has voting

<Page 13>

control: 1,382 shares of the Small-Cap Fund; 14,449 shares of the Mid-Cap Fund; 3,471 shares of the Large-Cap Fund; 7,381 shares of the Balanced Fund; 630 shares of the Intermediate Bond Fund; and 5,190 shares of the Government Money Market Fund.


Ownership of a significant percentage of the outstanding shares of the Small-Cap Fund and the Balanced Fund reduces the number of other shares that must be voted in accordance with the Advisor's vote to approve or disapprove any proposal requiring the approval of the Shareholders of the Trust or of the Funds.

SERVICE PROVIDERS

The  Funds  utilize  the  services  of  various  providers to conduct the daily activities of the Funds. Each of the service providers described below fulfills a specific function and is necessary to ensure the efficient operation to the Funds.

INVESTMENT ADVISOR AND ADMINISTRATOR

The investment advisor and administrator for the Monetta Fund and Monetta Trust
is  Monetta  Financial  Services, Inc., ("MFSI").   Under  separate  Investment
Advisory Agreements, dated November 10, 1988 and February 1, 1997 respectively, the Advisor provides various services to the Monetta Fund and Monetta Trust. A description of the responsibilities of the Advisor appears in the "Management" section of the Prospectus.

Robert S. Bacarella owns 71% of the outstanding voting stock of the Advisor. Paul W. Henry and John W. Bakos each own 3% of the outstanding voting stock of the Advisor.

The Advisor owns 98% of the common stock of Monetta Investment Services, L.L.C. (or "MIS), a registered broker-dealer, and as a result of his ownership interest in the Advisor, Mr. Bacarella has a 71% beneficial ownership interest in MIS. The Investment Advisory Agreements, between the Funds and the Advisor, authorize MIS to act as a broker for the purchase and/or sale of securities by the Funds.

For the services provided to the Funds, the advisor is paid a monthly fee based on a percentage of the average net assets of each Fund. Investment management fees paid by each Fund, for the fiscal years ended December 31, 1998, 1997 and 1996, are as follows:

                                       INVESTMENT MANAGEMENT FEES

FUND                           1998          1997                1996

Monetta Fund                   $1,447,513  $1,664,886          $2,946,088
Monetta Trust-
   Mid-Cap Fund                  155,677      153,402             162,014
   Small-Cap Fund                 25,563        6,627               N/A
   Large-Cap Fund                 30,387       28,120              14,030
   Balanced Fund                  58,089       33,561               5,316
   Intermediate Bond Fund         16,513       11,485              19,829
   Government Money Market Fund   11,772       13,868              20,637

Investment management fees waived for the Intermediate Bond Fund and the Government Money Market Fund, for the fiscal years ended December 31, 1998, 1997 and 1996, are as follows:


                                        __________Waived Fees___________
FUND                                    1998           1997          1996

Intermediate Bond Fund                  $9,430       $6,929        $9,915
Government Money Market Fund            11,772       13,868        20,637


<Page 14>


In addition, custodian and transfer agent charges of $330, $6,008 and $800, for the fiscal years ended December 31, 1998, 1997 and 1996, respectively, were absorbed by the Advisor for the Government Money Market Fund.

DISTRIBUTOR

The shares of each Fund are offered for sale on a continuous basis through Funds Distributor, Inc., ("Distributor"), a registered broker-dealer, pursuant to written Distribution Agreements with the Monetta Fund and the Monetta Trust. Those agreements continue from year to year, provided such continuance is approved annually (i) by a majority of the Board members or by a majority of the outstanding voting securities of each Fund and (ii) by a majority of the Board members who are not parties to the Agreements or interested persons of any such party. There are no sales commissions or charges directly to shareholders of the Funds. The fees and expenses of the Distributor are paid (i) by each Fund Series of the Monetta Trust to the extent available within the limits of the Distribution and Service Plan (12b-1 plan) and (ii) to the extent Fund assets are not available under the Plan, by the Advisor.

For the Monetta Fund, the Advisor pays all the fees and expenses of the Distributor.

As agent, the Distributor offers shares of each Fund to investors at net asset value, without sales commissions or other sales load. The Distributor offers the Funds' shares only on a best-efforts basis.

The Distributor's principal business location is 60 State Street, Suite 1300, Boston, MA 02109.

TRANSFER AGENT AND CUSTODIAN

Firstar Mutual Funds Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, acts as the transfer agent and Firstar Bank, Milwaukee, N.A. (same location) is the custodian for the Funds. It is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds and performing other administrative duties, all as directed by authorized persons of the Funds. The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds. The Funds have authorized the custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Funds may invest in obligations of the custodian and may purchase from or sell securities to the custodian.

LEGAL COUNSEL

The legal counsel for the Monetta Fund and the Monetta Trust is Sonnenschein Nath & Rosenthal, 8000 Sears Towers, Chicago, Illinois 60606.

INDEPENDENT AUDITORS

The  independent auditors for the Funds are KPMG LLP,  303  East
Wacker Drive, Chicago, Illinois 60601. The independent auditors report on the Funds' annual financial statements, review certain regulatory reports and the Fund's income tax returns and perform other professional accounting, auditing, tax and business advisory services when engaged to do so by the Funds.


<Page 15>

RULE 12B-1 PLAN

Effective February 1, 1997, the Monetta Trust adopted a Service and Distribution Plan ("12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Investment Company Act. The maximum aggregate amount a fund may pay for service fees and other distribution related expenses, as a percentage of the Fund's average net assets, is as follows:

FUND                              % OF COMPENSATION

Small-Cap Fund                               .0025%
Mid-Cap Fund                                 .0025%
Large-Cap Fund                               .0025%
Balanced Fund                                .0025%
Intermediate Bond Fund                       .0025%
Government Money Market Fund                 .0010%

Any excess fees and or expenses incurred, for such service and distribution activities, may be paid directly by the Advisor.

The principal types of activities, for which 12b-1 payments have been made and/or incurred, for the Monetta Trust, during the fiscal year ended December 31, 1998, are as follows:

                                   Small-Cap Mid-Cap Large-Cap Balance Bond
                                   Fund      Fund    Fund      Fund    Fund

Advertising                        $0.00     $10,943 $0.00     $0.00   $0.00
Printing and mailing
 of Prospectus to other
 than current shareholders         0.00      33,210  0.00      0.00    0.00
Compensation to personnel          0.00      0.00    0.00      0.00    0.00
Compensation to Broker-Dealers     3,765     6,610   1,652     21,048  7,774
Compensation to Sales Personnel    0.00      0.00    0.00      0.00    0.00
Other-State registration
 filing fees                       4,756     25,825  8,899     14,203  4,280
Other-Distributor charges          0.00      3,829   0.00      0.00    0.00

The 12b-1 Plan will continue in effect only so long as it is approved, at least annually, and any material amendment or agreement related thereto is approved by the Trust's Board of Trustees, including those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or any agreement related to the 12b-1 Plan ("Qualified Trustees") acting in person at a meeting called for that purpose, unless terminated by vote of a majority of the Qualified Trustees, or by vote of a majority of the outstanding voting securities of a Fund.

It is the opinion of the Board of Trustees that the 12b-1 Plan is necessary to maintain a flow of subscriptions to offset redemptions and to encourage sales of shares to permit the Funds to reach an economically viable size. Redemptions of mutual fund shares are inevitable. If redemptions are not offset by subscriptions, a fund shrinks in size and its ability to maintain quality Shareholder services declines. Eventually, redemptions could cause a fund to become uneconomic. Furthermore, an extended period of significant net redemptions may be detrimental to the orderly management of the portfolio. The offsetting of redemptions through sales efforts benefits shareholders by
maintaining the viability of a  fund.   Additional
benefits may accrue from net sales  of  shares relative to portfolio
management  and  increased  shareholder servicing capability.   Increased
assets enable a fund to further diversify its portfolio, which spreads and reduces investment risk while increasing opportunity. In addition, increased assets enable the

<Page 16>

establishment and maintenance of a better shareholder servicing staff which can respond more effectively and promptly to shareholder's inquiries and needs.

BROKERAGE ALLOCATION

The Advisor has discretion to select brokers, dealers and market, to execute
portfolio  transactions.   The  main  objective  is  to  seek the best
combination of net price and execution for the Funds. When executing transactions for the Funds, the Advisor will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission. Transactions of the Funds in the over-the-counter market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.


All securities transactions, of the Intermediate Bond Fund and the Government Money Market Fund, in 1998, 1997 and 1996, respectively, were executed on a principal basis. That is to say, a mark-up or mark-down was taken by the broker rather than charge a separate commission.

In  selecting  brokers  or  dealers to execute particular transactions  and  in evaluating  the  best  net  price  and  execution  available,  the  Advisor  is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations (specifically the quotations necessary to determine the Funds' asset values) and other information provided to the Funds or the Advisor. The Advisor is also authorized to cause the Funds to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Advisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. It is possible that certain of the services received by the Advisor attributable to a particular transaction will benefit one or more other accounts for which investment discretion is exercised by the Advisor.

In valuing research services, the Advisor makes a judgment of the usefulness of research and other information provided by a broker to the Advisor in managing the Funds' investment portfolios. In some cases, such information, including data or recommendations concerning particular securities, relates to the specific transaction placed with the broker. In general, however, the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects useful to the Advisor in advising the Funds.

The Advisor is the principal source of information and advice to the Funds and is responsible for making and initiating the execution of investment decisions by the Funds. However, the respective Boards recognize that it is important for the Advisor, in performing its responsibilities to the Funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions. In compensating brokers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds. The extent, if any, to which the obtaining of such information may reduce the expenses of the Advisor in providing management services to the Funds is not determinable. In addition, it is understood by the respective Boards that other clients of the Advisor might also benefit from the information obtained for the Funds, in the same manner that the Funds might also benefit from the information obtained by the Advisor in performing services for others.

Although investment decisions for the Funds are made independently from those for other investment advisory clients of the Advisor, it may develop that the same investment decision is made for a Fund and one or more other advisory clients. If a Fund and other clients purchase or sell the same class of

<Page 17>

securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

MFSI and its affiliates, Officers, Directors and employees may, from time to time, have long or short positions in, and buy or sell, the securities or derivatives of companies held, purchased or sold by individual clients or the funds. MFSI has adopted guidelines to avoid any conflict of interest between the interests of Monetta Trust, Monetta Fund, individually managed accounts, affiliates, Officers, Directors and employees. In any situation where the potential for conflict exists, transactions for the Funds and individual clients take precedence over any Advisor or affiliate transactions. Guidelines include a restriction on trading in any security which the Advisor knows, or has reason to believe, is being purchased or sold or considered for purchase or sale by a mutual fund or individual client until these transactions have been completed or considered abandoned. Initial public offerings are allocated only to the Advisor's mutual fund clients.

The Board of Directors of Monetta Fund and the Board of Trustees of the Monetta Trust have each determined that portfolio brokerage transactions for their respective Funds may be executed through MIS if, in the judgment of the Advisor, the use of MIS is likely to result in prices and execution at least as favorable to the Fund as those available from other qualified brokers and if, in such transaction, MIS charges the Fund commission rates consistent with those charged by MIS to comparable unaffiliated customers in similar transactions. The Board of Directors of Monetta Fund and Monetta Trust, including a majority of the Directors and Trustees who are not "interested" Directors and Trustees, have each adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to MIS are consistent with the foregoing standard. The Funds will not affect principal transactions with MIS.

For the fiscal years ended December 31, 1998, 1997 and 1996, aggregate brokerage commissions of each Fund were as follows:

FUND                           1998              1997                1996

Monetta Fund                   $561,819          $418,742            $839,203
Monetta Trust-
    Small-Cap Fund             19,865            8,172               N/A
    Mid-Cap Fund               173,989           78,449              41,223
    Large-Cap Fund             20,956            10,537              3,499
    Balanced Fund              48,918            24,205              2,540


Of the aggregate broker commissions paid by the Funds for the fiscal years ended December 31, 1998, 1997 and 1996, the following amounts were paid to MIS:


                         1998          1997         1996
                      COMMISSIONS   COMMISSIONS  COMMISSIONS
                              % OF         %OF           % OF
                      AMOUNT  TOTAL AMOUNT TOTAL AMOUNT  TOTAL
Monetta Fund          $22,650 2.7% $7,750  1.9%  $32,700 3.9%
Monetta Trust-
    Small-Cap Fund    800     0.1%  -0-    0.0%  N/A     N/A
    Mid-Cap Fund      16,200  2.0%  750    1.0%  -0-     0.0%
    Large-Cap Fund    900     0.1%  50     0.5%  -0-     0.0%
    Balanced Fund     4,530   0.5%  100    0.4%  -0-     0.0%


<Page 18>

CAPITAL STOCK AND OTHER SECURITIES

 .  MONETTA FUND

The Fund has one class of capital stock, $0.01 par value. Each full share is entitled to one vote and to participate equally in dividends and distributions declared by the Fund (fractional shares have the same rights, proportionally, as full shares). Fund shares are fully paid and non-assessable when issued and have no pre-emptive, conversion or exchange rights. The obligations and liabilities associated with ownership, or shares, in the Fund are limited to the extent of the shareholder's investment in the Fund. Voting rights are non-cumulative so that the holders of more than 50% of the shares voting in any election may, if they so choose, to elect all of the Directors of the Fund.

 . MONETTA TRUST

Under the terms of the Trust's agreement and Declaration of Trust ("Declaration of Trust"), the Trustees may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the Trustees. All shares issued are fully paid and non-assessable when issued and have no pre-emptive, conversion or exchange rights.

Each Fund's shares are entitled to participate pro-rata in any dividends and other distributions declared by the Board of Trustees with respect to shares of that Fund. All shares of a Fund have equal rights in the event of liquidation of that Fund.

Under Massachusetts law, the shareholders of the Trust may, under certain circumstances, be held personally liable for the Trust's obligations. However, the Declaration of Trust disclaims liability of the Shareholders, Trustees and Officers of the Trust for acts or obligations, of any Fund, which are binding only on the assets and property of that Fund. The Declaration of Trust requires that notice of such disclaimer be given in each agreement, obligation or contract entered into or executed by the Trust of the Board of Trustees. The Declaration of Trust provides for indemnification out of a Fund's assets of all losses and expenses of any Fund shareholder held personally liable for the Fund's obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself is unable to meet its obligations. The risk of a particular Fund incurring financial loss as a result of an unsatisfied liability of another Fund of the Trust is also believed to be remote since it would also be limited to claims to which the disclaimer did not apply and to circumstances in which the other Fund was unable to meet its obligations.

Each share has one vote and fractional shares have fractional votes. As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental investment policies or approving an investment advisory agreement. On any matters submitted to a vote of Shareholders, shares are voted by individual series and not in the aggregate, except when voting in the aggregate is required by the 1940 Investment Company Act or other applicable laws. Shares of a Fund are not entitled to vote on any matter not affecting that Fund. All shares of the Trust vote together in the election of Trustees.

The Trustees serve indefinite terms of unlimited duration. The Trustees appoint their own successors, provided that at least two-thirds of the Trustees, after any such appointment, have been elected by the Shareholders. Shareholders may remove a trustee, with or without cause, upon the declaration in writing or vote of the two-thirds of the outstanding shares of the Trust. A trustee may be removed with our without cause upon the written declaration of a majority of the Trustees.

<Page 19>

SHAREHOLDER SERVICES

BUYING AND SELLING SHARES

Detailed information regarding the purchase, redemption and exchange of Fund shares is contained in the Funds' Prospectus, which is available free of charge by calling our toll-free number (1-800-MONETTA).

The Funds reserve the right to suspend or postpone redemptions of shares of any Fund during any period when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the NYSE is closed for other than customary weekend and holiday closings,
(b) the SEC has by order permitted such suspension or (c) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of net assets of such Fund not reasonably practicable.

The Monetta Fund and the Monetta Trust have each elected to be governed by Rule 18f-1, under the 1940 Investment Company Act, pursuant to which it is obligated to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash but may be paid wholly or partly by a distribution of securities in kind.

VALUATION OF FUNDS' SHARES

Each Fund's net asset value is determined on days on which the NYSE is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

For purposes of calculating the net asset value per share, the assets of the Fund are valued as follows:

1) VALUATION - Securities for which market quotations are readily available at the time of valuation are valued on that basis. Each security traded on a national stock exchange or on the Nasdaq National Market is valued at its last sale price on that day or, if there are no sales that day, at the mean of the latest bid and ask quotations. All other over-the-counter securities for which reliable quotations are available are valued at the mean of the latest bid and ask quotations. Long-term straight-debt securities for which market quotations are not readily available are valued at a fair value based on valuations provided by pricing services approved by the Board, which may employ electronic data processing techniques, including a matrix system, to determine valuations. Short-term debt securities for which market quotations are not readily available are valued by use of a matrix prepared by the Advisor based on quotations for comparable securities. Other assets and securities held by a Fund for which these valuation methods do not produce a fair value are valued by a method that the Board believes will determine a fair value.

2) VALUATION OF GOVERNMENT MONEY MARKET FUND - Government Money Market Fund values its portfolio by the "amortized cost method" by which it attempts to maintain its net asset value at $1.00 per share. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. Other assets are valued at a fair value determined in good faith by the Board of Trustees.


<Page 20>

In connection with the Government Money Market Fund's use of amortized cost and the maintenance of the Fund's per-share net asset value of $1.00, the Trust has agreed (i) to seek to maintain a dollar-weighted average portfolio maturity appropriate to the Fund's objective of maintaining relative stability of principal and not in excess of 90 days, (ii) not to purchase a portfolio instrument with a remaining maturity of greater than thirteen months and (iii) to limit its purchase of portfolio instruments to those instruments that are denominated in U.S. dollars which the Board of Trustees determines represent minimal credit risks and that are of eligible quality as determined by any major rating service as defined under SEC Rule 2a-7 or, in the case of any instrument that is not rated, of comparable quality as determined by the Board of Directors.

The Trust has established procedures reasonably designed to stabilize the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Those procedures include review of the Fund's portfolio holdings by the Board of Trustees at such intervals as it deems appropriate to determine whether the Fund's net asset values calculated by using available market quotations or market equivalents deviate from $1.00 per share based on amortized cost. Calculations are made to compare the value of its investments valued at amortized cost with market value. Market values are obtained by using actual quotations provided by market makers, estimates of market value, values from yield data obtained from the Advisor's matrix or values obtained from an independent pricing service. Any such service may value the Fund's investments based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers and general market conditions. The service may also employ electronic data processing techniques, a matrix system or both to determine valuations.

In connection with the Fund's use of the amortized cost method of portfolio valuation to maintain its net asset value at $1.00 per share, the Fund might
incur  or  anticipate  an  unusual  expense,  loss,   depreciation,   gain   or
appreciation that would affect its net asset value per share or income for a particular period. The extent of any deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board of Trustees as
it  deems  appropriate.   If  such  deviation  exceeds 1/2 of 1%, the Board  of
Trustees will promptly consider what action, if any, should be initiated. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it will take such action as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, such dilution or unfair
results.   Actions  which  the  Board  might take include (i) selling portfolio instruments prior to maturity to realize capital gains or losses (ii) shorten average portfolio maturity (iii) increasing, reducing, or suspending dividends or distributions from capital or capital gains or (iv) redeeming shares in kind. The Board might also establish a net asset value per share by using market values, which may result in a deviation of net asset value from $1.00 per share.

TAXATION OF THE FUNDS

Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. Such qualification exempts the Funds from federal income taxes to the extent that is distributes substantially all of its net investment income and net realized capital gains to the shareholders.

PERFORMANCE INFORMATION

YIELD

The Balanced Fund and Intermediate Bond Fund may quote yield figures from time to time. Yield is computed by dividing the net investment income per share earned during a 30-day period (using the

<Page 21>

average number of shares entitled to receive dividends) by the net asset
value per  share  on  the  last  day of the period.   The  Yield  formula
provides for semiannual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

The Yield formula is as follows:

    YIELD = 2(((a-b/cd) + 1) - 1)

     a =   dividends and interest earned during the period  (for
           this purpose, the Fund will recalculate the yield to maturity based on market value of each portfolio security on each business day on which net asset value is calculated);

     b =   expenses accrued for the period (net of reimbursements);

     c = the average daily number of shares outstanding during the period that were entitled to receive dividends;

     d =   the net asset value of the Fund.

The Intermediate Bond Fund's yield for the 30 days ended December 31, 1998, was
5.23 %.

CURRENT OR EFFECTIVE YIELD

The Government Money Market Fund may quote a "Current Yield" or "Effective Yield", or both, from time to time. The Current Yield is an annualized yield based on the actual total return for a seven-day period. The Effective Yield is an annualized yield based on a daily compounding of the Current Yield. These yields are each computed by first determining the "Net Change in Account Value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period ("Beginning Account Value"), excluding capital changes. The Net Change in Account Value will always equal the total dividends declared with respect to the account, assuming a constant net asset value of $1.00.

The Yields are then computed as follows:

Current Yield    = Net Change in Account Value     X     365
                   ---------------------------           ---
                   Beginning Account Value                 7

Effective Yield = (1 + Net Change in Account Value) 365/7 - 1
                  ---------------------------------
                  Beginning Account Value

In addition to fluctuations reflecting changes in net income of the Fund resulting from changes in income earned on its portfolio securities and in its expenses, the Fund's yield also would be affected if the Fund were to restrict or supplement its dividends in order to maintain its net asset value at $1.00 (see "Shareholder Information" in the Prospectus and "Valuation of Fund Shares" herein). Portfolio changes resulting from net purchases or net redemptions of Fund shares may affect yield. Accordingly, the Fund's yield may vary from day to day and the yield stated for a particular past period is not a representation as to its future yield. The Fund's yield is not assured, and its principal is not insured, however, the Fund will attempt to maintain its net asset value per share at $1.00.

For the seven days ended December 31, 1998, the Government Money Market Fund's current seven-day yield was 5.08% and the effective yield was 5.21%.

<Page 22>

TOTAL RETURN

From time to time, each Fund may give information about its performance by quoting figures in advertisements and sales literature. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the total return percentage for the period.

Average Annual Total Return is computed as follows:

     ERV = P(1+T)n

     P = the amount of an assumed initial investment of $1,000 in Fund shares;

     T =   average annual total return;

     n =   number of years from initial investment to the end of the period

     ERV = ending redeemable value of $1,000 investment held until the end of such period.


ADVERTISING INFORMATION

In advertising and sales literature, a Fund may compare its yield and performance with that of other mutual funds, indices or averages of other mutual funds, indices of related financial assets or data and other competing investment and deposit products available from or through other financial institutions. The composition of these indices or averages differs from that of the Funds. Comparison of a Fund to an alternative investment should be made with consideration of differences in features and expected performance.

All of the indices and averages used will be obtained from the indicated sources or reporting services, which the Funds believe to be generally accurate. A Fund may also note its mention in newspapers, magazines or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines which might mention a Fund include, but are not limited to, the following:

Business Week                          Los Angeles Times
Changing Times                         Money
Chicago Tribune                        Mutual Fund Letter
Chicago Sun-Times                      Morningstar
Crain's Chicago Business               Newsweek
Consumer Reports                       The New York Times
Consumer Digest                        Pensions and Investment
Financial World                        Personal Investor
Forbes                                 Stanger Reports
Fortune                                Time
Investor's Daily                       USA Today
Kiplinger's                            U.S. News and World Report
L/G No-Load Fund Analyst               The Wall Street Journal

When a newspaper, magazine, or other publication mentions the Fund, such mention may include (i) listings of some or all of the Fund's holdings,
(ii) descriptions of characteristics of some or all of the securities held by the Fund, including price-earnings ratios, earnings, growth rates and other statistical information and comparisons of that information to similar statistics for the securities comprising any of the indices or averages listed above and (iii) descriptions of the Fund's or a portfolio manager's economic and market outlook.

A Fund's performance is a result of conditions in the securities markets, portfolio management and operating expenses. Although information such as that described above may be useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it is not

<Page 23>

necessarily indicative of future performance and should not be used for comparison with other investments using different reinvestment assumptions or time periods.

The Funds may also compare their performances to various stock indices (groups of unmanaged common stocks), including Standard & Poor's 500 Stock Index, the Value Line Composite Average the Russell Indices, the Nasdaq Composite Index, the Dow Jones Industrial Average or to the Consumer Price Index or groups of comparable mutual funds, including rankings determined by Lipper Analytical Services, Inc. (an independent service that monitors the performance of over 1,000 mutual funds), Morningstar, Inc. or that of any other service.

The Funds may also cite its ranking, recognition or other mention by Morningstar. Morningstar's ranking system is based on risk-adjusted total return performance and is expressed in a star-rated format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly return less the 3-month Treasury bill return) from the fund's load-adjusted total return score. This numerical score is then translated into ranking categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, and next 22.5% labeled two star, and the bottom 10% one star. A high ranking reflects either above-average performance or below-average risk or both.

FINANCIAL STATEMENTS

The financial statements for the Fund and Trust, including the Statement of Assets and Liabilities and the Statement of Operations for the fiscal year ended December 31, 1998, and the Statements of Changes in Net Assets for the fiscal years ended December 31, 1998, and 1997, are included in the Monetta Family of Mutual Funds Annual Report to shareholders for the fiscal year ended December 31, 1998. Also included in the Annual Report are the financial highlights for the Fund and the Trust, each such Annual Report is incorporated herein by reference. You may receive copies of the reports without charge by calling 1-800-MONETTA.

APPENDIX I - FIXED INCOME SECURITIES RATINGS

GENERAL RATINGS INFORMATION

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the credit-worthiness of an issuer. Consequently, the Advisor believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor.
When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other reasons. The following is a description of the characteristics of rating used by Moody's and S&P.


BOND RATINGS

Ratings by Moody's

Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes are not likely to impair the fundamentally strong position of such bonds.


<Page 24>

Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in the Aaa Bonds, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Bonds rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during future periods of significant economic change. Uncertainty of position characterizes bonds in this class.


Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any length of time, may be minimal.

Bonds rated Caa are of poor quality. Such issues may be in default or there may be present negative elements with respect to principal or interest.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each of these generic rating classifications in its corporate bond rating systems. The modifier 1 indicates that the security ranks in the higher end of its generic rating category.

RATINGS BY STANDARD AND POOR'S

Debt rated AAA has the highest rating available. Ability to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong ability to pay interest and repay principal and differs only minimally from the highest rated issues.

Debt rated A has a strong ability to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate ability to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions are more likely to lead to a weakened ability to pay interest and repay principal for debt in this category than for debt in higher rated categories.

Bonds rated BB, B, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties and major risk exposures to adverse conditions.

NOTE: These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

<Page 25>

Commercial Paper Ratings

Ratings by Moody's

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:

(1)  evaluation of the management of the issuer;

(2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas;

(3) evaluation of the issuer's products in relation to competition and customer acceptance;

(4)  liquidity;

(5)  amount and quality of long-term debt;

(6)  trend of earnings over a period of ten years;

(7) financial strength of a parent company and the relationships which exist with the issuer;

(8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

These factors are all considered in determining whether the commercial paper is rated P-2 or P-3.

RATINGS BY STANDARD & POOR'S

The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strengths combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of AA or higher) or the direct credit support of an issuer or guarantor that possess above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics.

Paper rated A-1 must have the following characteristics:

1)  liquidity ratios are adequate to meet cash requirements,

2)  long-term senior debt is rated A or better,

3)  the issuer has access to at least two additional channels of borrowing,

4) basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry and the reliability and quality of management are unquestioned.


Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-2 or A-3.


<Page 26>


Table of Contents

Performance Highlights

      Monetta Fund                           4
      Monetta Small-Cap Equity Fund          5
      Monetta Mid-Cap Equity Fund            6
      Monetta Large-Cap Equity Fund          7
      Monetta Balanced Fund                  8
      Monetta Intermediate Bond Fund         9
      Monetta Government Money Market Fund  10

Independent Auditors Report                 11

Schedule of Investments

      Monetta Fund                          12
      Monetta Small-Cap Equity Fund         14
      Monetta Mid-Cap Equity Fund           15
      Monetta Large-Cap Equity Fund         16
      Monetta Balanced Fund                 17
      Monetta Intermediate Bond Fund        19
      Monetta Government Money Market Fund  19

Financial Statements

      Statements of Assets & Liabilities    20
      Statements of Operations              21
      Statements of Changes in Net Assets   22
      Notes to Financial Statements         24

Footnote:
Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. Historically, small company stocks have been more volatile than large company stocks, U. S. Government Bonds, and Treasury Bills. An investment in the Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government Agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to loose money by investing in the Fund.

References to individual securities are the views of the Advisor at the date of this report and may change. References are not a recommendation to buy or sell any security. Fund holdings are subject to change.

Since indices are unmanaged, it is not possible to invest in them.

Sources for performance data include Lipper Analytical Services, Inc., and Frank Russell Company.
Page 2

Dear Fellow Shareholders:                                     January 15, 1999

The financial markets continued their winning streak in 1998, especially in the larger capitalization stocks. The markets moved higher primarily due to low interest rates and continued steady economic growth, in spite of international turbulence, presidential impeachment proceedings and economic concerns.

In 1998, large capitalization stocks outperformed both mid and small capitalization stocks. In fact, the 30% performance variance between the S&P 500 (Large-Cap) and Russell 2000 (Small-Cap) indices was the widest in 68 years! The primary reason for this variance was that large-cap securities possessed desirable investment characteristics in a slower growth economic environment as their earnings are more predictable and stable.

The best industry sectors in 1998 were computer peripherals, networking, specialty retail and biotechnology. Of course, we cannot forget the emerging internet stocks, which posted astounding returns in 1998.

The majority of small-cap managers posted negative returns in 1998, and unfortunately, our two small-cap funds were no exception. Our Large-Cap Fund benefited from the preference for larger company stocks in 1998. Our fixed income funds posted strong returns due to the high-quality emphasis of our government/corporate investments.

History suggests that the huge disparity between small and large company performance will eventually narrow. 1998 was a reminder that a sound investment approach includes a basket of investments across the small and large capitalization sectors. It is for this reason that we offer a family of seven mutual funds for your diversification needs.

Investment Outlook

Entering 1998, "experts" forecasted modest stock market gains after the strong returns that were posted in 1997. They were partially right as small-cap stocks performed poorly. However, large-cap stocks exceeded even the most optimistic forecasts.

Our outlook for the U.S. economy and the stock market in 1999 is cautiously optimistic. Low interest rates, benign inflation and the elimination of the annual government deficit are strong positive signals for continued economic growth in 1999. However, the Asian economies are suffering and now Latin America is beginning to show serious signs of weakness. The United States has been a bastion of relative prosperity, but there is the continued concern that foreign economic weakness will eventually spill into the U.S.

Our investment strategy is unwavering, and we will continue to focus on identifying strong companies with solid and predictable earnings growth. We like the technology sector, which is expected to provide strong unit growth and productivity gains in 1999 and into the year 2000. Other attractive areas are the healthcare and specialty retail sectors where growth is steady and earnings visibility good.

Our equity mutual funds are all growth funds which invest in rapidly growing companies. We are especially excited about the prospects for a potential rebound in the small-cap sector. We offer two small-cap mutual funds which provide investors with an opportunity to invest in this exciting investment class. Many of these small companies have the potential to grow into recognizable large-cap companies in the years to come.

As always, we want to thank you for your investment and/or interest in the Monetta Family of Funds.

Best personal regards,



Robert S. Bacarella
President and Founder

<Page 3>


Monetta Fund                                             Period ended 12/31/98

Investment Objective:          Market Capitalization Range:   Total Net Assets:
Capital Appreciation/Income    $50 million - $1 billion       $124.7 million

PERFORMANCE:
                  Average Annual Total Return
                  1 Year    5 Year    10 Year
Monetta Fund      (9.0)%    7.0%      11.5%
Russell 2000*     (2.5)%    11.9%     12.9%

*Source Frank Russell Company

[Performance Graph Appears Here]

Measurement Period        Monetta             Russell
(Fiscal Period Covered) Equity Fund            2000
3/89                      10,312              10,770
6/89                      11,136              11,456
9/89                      11,664              12,230
12/89                     11,523              11,624
3/90                      12,140              11,367
6/90                      13,576              11,806
9/90                      10,958              8,909
12/90                     12,832              9,357
3/91                      15,209              12,139
6/91                      15,665              11,951
9/91                      17,785              12,926
12/91                     20,004              13,666
3/92                      20,132              14,691
6/92                      18,848              13,688
9/92                      19,408              14,081
12/92                     21,102              16,182
3/93                      19,703              16,873
6/93                      19,849              17,242
9/93                      21,393              18,749
12/93                     21,207              19,241
3/94                      20,647              18,731
6/94                      19,528              18,001
9/94                      20,903              19,251
12/94                     19,889              18,891
3/95                      21,806              19,762
6/95                      23,313              21,614
9/95                      26,218              23,749
12/95                     25,463              24,263
3/96                      25,855              25,501
6/96                      26,656              26,777
9/96                      26,608              26,868
12/96                     25,874              28,266
3/97                      23,995              26,804
6/97                      28,929              31,149
9/97                      34,712              35,784
12/97                     32,650              34,586
3/98                      36,241              28,064
6/98                      32,991              36,290
9/98                      25,238              28,978
12/98                     29,700              33,704

The graph above to the right compares the change in value of a $10,000 investment in the Monetta Fund and the Russell 2000 Stock Index, with dividend and capital gains reinvested. The Russell 2000 Stock Index is a broad measure representative of the general market. Since the NASDAQ Composite is not an appropriate index, it is no longer reflected on the above graph. Had it been reflected, the value of a $10,000 investment at the end of 10 years per the NASDAQ Composite would be $57,499. Please refer to footnote at bottom of Page 2.

PORTFOLIO COMPOSITION
   Consumer Related   - 38.9%
   Technology         - 18.9%
   Medical            - 18.2%
   Industrial         - 14.9%
   S/T Investments(A) -  5.4%
   Financial          -  3.7%

(A) Short-term investments net of other assets and liabilities


                                     TOP 5 EQUITY HOLDINGS:

                                                               % of Net Assets
                                     Consolidated Graphics, Inc.          5.4%
                                     AeroFlex, Inc.                       5.0%
                                     Medicis Pharmaceutical Corp. - CL A  4.5%
                                     D&K Healthcare Resources, Inc.       4.4%
                                     VDI Media                            3.4%
                                     Total Top 5 Holdings                22.7%

COMMENTARY

The Monetta Fund posted a return in 1998 of negative 9.0% versus the Russell 2000 benchmark return of negative 2.5%. Over the previous two year period, the Monetta Fund reported an annualized return of 7.1%, which is in line with the Russell 2000 return of 9.2% during this same period.

Within the small-cap sector in 1998, performance was differentiated in great part by the size of company invested in. Generally, small-cap funds which invested in the largest companies did much better than funds which gravitated towards the smaller companies. The Monetta Fund had a much lower market capitalization than the average small-cap fund in 1998, which helps explain why the Monetta Fund lagged in 1998.

Without question, 1998 was a difficult year for small-cap equities. The majority of small-cap equity funds posted negative returns in 1998, whereas large-cap equity funds posted very strong returns. One industry pundit recently stated that, "There are three sure things in life: death, taxes and the cheapness of small-cap stocks relative to large caps." Report after report states that small-cap equities over a host of valuation parameters are at or near all-time lows. On a brighter note, a number of industry experts feel that 1999 will mark a turnaround in the small-cap sector.

We are excited about our portfolio of companies as we enter 1999. Our five largest companies in the Monetta Fund are demonstrating extremely high growth rates along with consistent and predictable earnings growth. Our portfolio composition continues to favor the high growth segments, including consumer discretionary, medical and technology.

We are managing the Monetta Fund with the same investment disciplines that we outlined two years ago in our Annual Report. Our focus on early-stage growth companies with strong fundamentals at reasonable valuation levels served us very well in 1997 when we outperformed our index and peers significantly. Unfortunately, in 1998 the smaller companies within the small-cap sector significantly underperformed, impacting our relative performance for the year. We feel that by consistently applying our investment disciplines, we will best position ourselves to provide solid long-term returns to our shareholders. We look forward to reporting our progress to you in the quarters and years to come.

<Page 4>

Monetta Small-Cap Equity Fund                            Period ended 12/31/98

Investment Objective:       Market Capitalization Range:      Total Net Assets:
Capital Appreciation        under $1 billion                  $4.0 million


PERFORMANCE:
                           Average Annual Total Return
                                  Since Inception
                                1 Year      2/1/97
Monetta Small-Cap Equity Fund   (2.8)%      20.6%
Russell 2000*                   (2.5)%      8.5%

*Source Frank Russell Company.

[Performance Graph Appears Here]

                             Small-Cap     Russell
Month                          Fund         2000
12/96                         10,000        10,000
3/97                          9,490         9,297
6/97                          11,820        10,804
9/97                          15,089        12,412
12/97                         14,716        11,996
3/98                          15,956        12,203
6/98                          15,317        12,588
9/98                          12,237        10,051
12/98                         14,278        11,690

The graph above to the right compares the change in value of a $10,000 investment in the Monetta Small-Cap Equity Fund and the Russell 2000 Stock Index with dividend and capital gains reinvested. The Russell 2000 index is a broad measure representative of the general market. Please refer to footnote at bottom of Page 2.


PORTFOLIO COMPOSITION
  Consumer Related     - 36.4%
  Medical              - 21.1%
  Technology           - 20.9%
  Industrial           - 13.5%
  S/T Investments (A)  -  5.9%
  Financial            -  2.2%

(A) Short-term investments net of other assets and liabilities


                                         TOP 5 EQUITY HOLDINGS:

                                                               % of Net Assets
                                         Aeroflex, Inc.                   5.7%
                                         D&K Healthcare Resources, Inc.   5.6%
                                         Consolidated Graphics, Inc.      5.1%
                                         VDI Media                        4.8%
                                         MAXIMUS, Inc.                    4.7%
                                         Total Top 5 Holdings            25.9%


COMMENTARY

The Monetta Small-Cap Equity Fund posted respectable results in 1998, recording a negative 2.8% one-year return, compared to the Russell 2000 benchmark return of negative 2.5%. Inception-to-date, the Monetta Small-Cap Equity Fund posted an annualized return of 20.6% versus the Russell 2000 benchmark return of 8.5%.

As we have explained in previous communications to our shareholders, the Monetta Small-Cap Equity Fund is an extremely focused portfolio of small-cap equities. We generally hold only 25-35 positions in the Fund. This concentration has served us well to-date as we have handily outpaced the Russell 2000 benchmark return since the Funds inception on February 1, 1997.

You will notice that four of the top five holdings are also held in the Monetta Fund. Aeroflex is a rapidly growing technology company which supplies Lucent, Motorola and other recognizable large technology companies. D&K Healthcare is a pharmaceutical distributor which is posting very strong results as it takes market share away from the larger distributors. Consolidated Graphics is a printing company which is growing organically and through acquisition. In 1998, they easily beat aggressive earnings targets and are expected to continue this performance in 1999.

VDI Media provides video duplication and editing services to the major advertising agencies and movie studios. While it posted very strong growth in 1998, the stock was a poor performer, in large part due to its small size. We look for this stock to break out in 1999 as they accelerate their growth. Lastly, MAXIMUS provides program management and consulting services to federal and state governments. This company is expected to continue to benefit from the outsourcing of traditional government functions to the private sector.

As was detailed in our comments on the Monetta Fund, the small-cap sector performed poorly in 1998. Despite the rapid growth enjoyed in 1998 by our portfolio of companies, the investment community chose to focus on larger companies . Many studies point out that historically small-cap stocks have outperformed large-cap stocks. Unfortunately, there can be spells during which time small-cap stocks lag. Meanwhile, we are attempting to identify the small-cap stocks which will benefit most when the investment community begins to focus on this sector.

<Page 5>

Monetta Mid-Cap Equity Fund                              Period ended 12/31/98

Investment Objective:      Market Capitalization Range:      Total Net Assets:
Capital Appreciation       $1 billion - $5 billion           $18.9 million


PERFORMANCE:
                             Average Annual Total Return
                                        Since Inception
                              1 Year    5 Year   3/1/93
Monetta Mid-Cap Equity Fund   (0.9)%    15.1%    18.9%
S&P 400*                       18.3%    18.7%    18.5%

*Source Lipper Analytical Services, Inc.

[Performance Graph Appears Here]


Measurement Period          Mid-Cap         S&P 400
(Fiscal Year Covered)        Fund
3/1/93                      10,000          10,000
3/93                        11,670          10,220
6/93                        11,880          10,445
9/93                        13,120          10,978
12/93                       13,540          11,274
3/94                        13,475          10,793
6/94                        13,109          10,399
9/94                        13,887          11,103
12/94                       13,835          10,817
3/95                        14,835          11,692
6/95                        16,536          12,723
9/95                        17,603          13,965
12/95                       17,233          14,165
3/96                        18,717          15,037
6/96                        19,106          15,470
9/96                        19,855          15,920
12/96                       21,402          16,885
3/97                        21,314          16,634
6/97                        24,277          19,085
9/97                        27,761          22,145
12/97                       27,639          22,329
3/98                        30,239          24,787
6/98                        29,362          24,257
9/98                        22,920          20,800
12/98                       27,408          26,472

The graph above to the right compares the change in value of a $10,000 investment in the Monetta Mid-Cap Equity Fund to the S&P 400. The S&P 400 index is a broad measure representative of the general market. Please refer to footnote at bottom of Page 2.

PORTFOLIO COMPOSITION
  Consumer Related     - 42.0%
  Technology           - 26.3%
  Medical              - 13.7%
  Financial            - 10.6%
  Industrial           -  5.8%
  S/T Investements (A) - 1.6%

(A) Short-term investments net of other assets and liabilities

                                            TOP 5 EQUITY HOLDINGS:

                                                               % of Net Assets
                                            Consolidated Graphics, Inc.   5.4%
                                            Outback Steakhouse, Inc.      4.9%
                                            VDI Media                     4.1%
                                            Platinum Technology, Inc.     4.0%
                                            Newcourt Credit Group, Inc.   3.7%
                                            Total Top 5 Holdings         22.1%

COMMENTARY

The Monetta Mid-Cap Equity Fund declined 0.9% in 1998 versus the S&P 400 index return of 18.3%. The Monetta Mid-Cap Equity Fund has posted a five-year annualized return of 15.1%, which is in line with the S&P 400 index return of 18.7%.

The 1998 underperformance occurred almost entirely in the second half of the year. In an effort to control risk, the Fund was underweighted in technology due to concerns of slowing demand overseas. The market dismissed these concerns and bid up technology stocks dramatically in the second half of 1998, causing a large portion of our negative variance.

The Fund's underperformance in 1998 was frustrating given its solid long-term track record. We have always managed the fund to provide competitive returns while minimizing risk. The markets indifference to certain industry groups, and infatuation with others, caused 1998 to be a difficult year if you were not invested fully in the proper sectors, as the divergence in returns between sectors was extreme. We have not changed the investment philosophy which has provided competitive long-term returns. However, we are currently being more diligent in matchingindustry weightings in the Fund more closely to their respective S&P 400 index industry weightings. As evidence of this, in late 1998, we increased our exposure in the technology and biotechnology areas.
In addition, with investors' increasing concern over trading liquidity, we are putting more emphasis on those companies which are at the higher end of the mid-cap capitalization range. As a result, the average market capitalization of the portfolio has increased from approximately $1.2 billion to $3.5 billion.

The mid-cap sector underperformed large-caps in 1998. Many industry observers feel that, due to the relative higher valuations in the large-cap sector, more money will flow into the mid-cap sector in 1999. This would certainly be welcome news for mid-cap investors.

<Page 6>

Monetta Large-Cap Equity Fund                            Period ended 12/31/98

Investment Objective:      Market Capitalization Range:      Total Net Assets:
Capital Appreciation       $5 billion +                      $4.2 million


PERFORMANCE:
                             Average Annual Total Return
                                      Since Inception
                              1 Year   2 Year  9/1/95
Monetta Large-Cap Equity Fund   9.0%   17.5%   20.7%
S&P 500*                       28.7%   31.0%   28.9%

*Source Lipper Analytical Services, Inc.

[Performance Graph Appears Here]


Measurement Period          Large-Cap      S&P 500
(Fiscal Year End)             Fund
9/95                        10,000         10,482
12/95                       10,574         11,105
3/96                        11,344         11,701
6/96                        11,923         12,225
9/96                        12,864         12,603
12/96                       13,555         13,653
3/97                        13,842         14,020
6/97                        15,621         16,465
9/97                        17,333         17,699
12/97                       17,167         18,207
3/98                        18,413         20,745
6/98                        18,008         21,433
9/98                        14,165         19,307
12/98                       18,716         23,441

The graph above to the right compares the change in value of a $10,000 investment in the Monetta Large-Cap Equity Fund to the S&P 500. The S&P 500 Composite index is a broad measure representative of the general market. Please refer to footnote at bottom of Page 2.

PORTFOLIO COMPOSITION
  Consumer Related    - 33.0%
  Technology          - 28.9%
  Financial           - 14.6%
  Medical             - 11.1%
  Industrial          - 8.1%
  S/T Investments (A) - 4.3%

(A) Short-term investments net of other assets and liabilities

                                           TOP 5 EQUITY HOLDINGS:


                                                               % of Net Assets
                                            MCI Worldcom, Inc.            5.1%
                                            Cisco Systems, Inc.           4.4%
                                            Int'l. Business Machine Corp. 4.4%
                                            FDX Corp.                     4.3%
                                            Lucent Technologies, Inc.     4.0%
                                            Total Top 5 Holdings         22.2%


COMMENTARY

The Monetta Large-Cap Equity Fund appreciated 9.0% during 1998, while posting a stellar fourth quarter return of 32.1%. The S&P 500 index posted a 28.7% return in 1998. For the three year period ending December 31, 1998, the Monetta Large-Cap Equity Fund has provided an annualized return of 20.9%.

The Fund's performance for 1998 lagged the S&P 500 index return which was powered by a narrow band of stocks that performed extremely well in 1998. As we reported to you in our 1998 Semi-Annual Report, our focus on risk control caused us to avoid many of the "nifty-fifty" stocks, which performed very well. In the third quarter of 1998, we decided that investors would continue to gravitate toward the handful of premier blue-chip companies whose stocks were performing well. Therefore, we concentrated our portfolio in these strong companies whose valuations were high, but provided above-average earnings stability and predictability. This proved to be the correct strategy, as our superior fourth quarter return indicates.

In 1998, the stock market handsomely rewarded companies in strong sectors that posted earnings which exceeded expectations. Historically, sound companies with good franchise value were treated harshly for any misstep. We expect these trends to continue in 1999, placing extreme value on proper stock selection.

We will continue our investment strategy of emphasizing premier growth stocks in the most attractive industries. Although valuation levels appear high by historical standards, we believe the underlying demand for these securities should continue to remain strong.

<Page 7>

Monetta Balanced Fund                                    Period ended 12/31/98

Investment Objective:      Market Capitalization Range:      Average Maturity:
Capital Appreciation       $50 million                       8.2 Years

Total Net Assets:
$14.5 million

PERFORMANCE:
                             Average Annual Total Return
                                      Since Inception
                              1 Year   2 Year   9/1/95
Monetta Balanced Fund          8.6%    14.7%    18.5%
Lipper Balanced Fund Index*   15.1%    17.7%    16.7%

*Source Lipper Analytical Services, Inc.

Measurement Period    Monetta         Lipper
(Fiscal Year End)     Balanced        Balanced
9/95                  10,000          10,239
12/95                 10,616          10,697
3/96                  11,131          10,936
6/96                  11,913          11,158
9/96                  12,547          11,453
12/96                 13,369          12,093
3/97                  13,358          12,150
6/97                  14,642          13,460
9/97                  16,431          14,325
12/97                 16,205          14,549
3/98                  17,321          15,698
6/98                  16,923          15,932
9/98                  15,004          15,009
12/98                 17,602          16,737

The graph above to the right compares the change in value of a $10,000 investment in the Monetta Balanced Fund to the Lipper Balanced Fund Index with dividends and capital gains reinvested. Please refer to footnote at bottom of Page 2.

PORTFOLIO COMPOSITION
  Fixed Income (A) - 33.6%
  Consumer Related - 27.9%
  Technology       - 21.2%
  Medical          -  6.9%
  Industrial       -  6.4%
  Financial        -  4.0%

(A) Fixed income net of other assets and liabilities

                                            TOP 5 EQUITY HOLDINGS:

                                                               % of Net Assets
                                            Tyco Int'l Ltd.               2.6%
                                            Int'l Business Machine Corp.  2.6%
                                            MCI Worldcom, Inc.            2.5%
                                            Intel Corp.                   2.5%
                                            Merrill Lynch & Co., Inc.     2.3%
                                            Total Top 5 Holdings         12.5%

COMMENTARY

The Monetta Balanced Fund posted an 8.6% return in 1998, finishing the year with a strong 17.3% return in the fourth quarter. The average 1998 return of the Lipper Analytical Service, Inc., Balance Fund category was 13.5%. From inception, September 1, 1995 through December 31, 1998, the Fund's average annual return was 18.5% versus the Lipper Balance Fund Index of 16.7%

While the Fund posted a respectable return, the Fund's overall performance was negatively affected by its balanced weightings in the small, mid and large capitalization areas of the market due to the significant underperformance of small-cap stocks in 1998. In fact, the 30% return disparity between large-cap and small-cap stocks was the widest since 1930.

Given the relative attractiveness of small-cap securities, we are hesitant to significantly shift the equity group weightings. However, we have lightened our exposure somewhat to the smallest companies in the small-cap sector, as it appears likely that when investors begin to focus on the small-cap sector, they will gravitate toward the larger companies within the group.

A number of holdings across market capitalization sectors posted strong results in the fourth quarter. Small and mid-cap contributors include Consolidated Graphics, Medicis Pharmaceutical and QRS Corp. Strong performers in the large-cap area included AirTouch Communications, Best Buy Company and Federal Express Corp.

The Monetta Balanced Fund is unique in its exposure to small- and mid-cap equities, as many balanced funds ignore these sectors completely. We are optimistic that our approach will pay off handsomely should investor interest returns to these groups.

We intend to maintain an overall portfolio mix of 65% stocks and 35% bonds. The fixed income position of the Fund has an average maturity of approximately eight years and is invested in investment grade securities.

<Page 8>

Monetta Intermediate Bond Fund                           Period ended 12/31/98

Investment Objective:      30-Day SEC Yield: Average Maturity: Total Net Assets:
Capital Appreciation/Income     5.23%            4.7 Years        $6.7 million


PERFORMANCE:
                         Average Annual Total Return
                                  Since Inception
                           1 Year  5 Year  3/1/93
Monetta Intermediate
      Bond Fund             8.38%  7.38%   7.73%
Lehman Gov't/Corp
      Interm. Bond Index*   8.44%  6.60%   6.53%

*Source Lipper Analytical Services, Inc.

[Performance Graph Appears Here]


Measurement Period      Monetta Intermediate      Lehman
(Fiscal Year Covered)       Bond Fund
3/1/93                       10,000               10,007
3/93                         10,000               10,028
6/93                         10,399               10,255
9/93                         10,732               10,486
12/93                        10,817               10,504
3/94                         10,585               10,291
6/94                         10,494               10,229
9/94                         10,613               10,313
12/94                        10,705               10,302
3/95                         11,270               10,754
6/95                         11,866               11,292
9/95                         12,046               11,479
12/95                        12,282               11,883
3/96                         12,245               11,784
6/96                         12,428               11,859
9/96                         12,702               12,068
12/96                        13,074               12,364
3/97                         13,041               12,350
6/97                         13,485               12,715
9/97                         13,908               13,058
12/97                        14,238               13,338
3/98                         14,443               13,546
6/98                         14,748               13,800
9/98                         15,382               14,420
12/98                        15,431               14,463

The graph above to the right compares the change in value of a $10,000 investment in the Monetta Intermediate Bond Fund to the Lehman
Government/Corporate Intermediate Bond Index. The Lehman Government/Corporate Intermediate Bond Index measures that specific segment of the bond market. Please refer to footnote at bottom of Page 2.

PORTFOLIO COMPOSITION
  Corporate Bonds         - 71.5%
  US Treasury             - 14.4%
  Government Agencies     -  9.5%
  Government Obligations  -  9.5%
  S/T Investments (A)     -  3.0%
  Preferred Stock         -  1.6%

(A) Short-term investments net of other assets and liabilities

                                                        MATURITY PROFILE:

                                                               % of Net Assets
                                                        1 Year of Less    5.1%
                                                        1-3 Years        23.1%
                                                        4-6 Years        43.4%
                                                        7-10 Years       28.2%
                                                        Over 10 Years     0.2%
                                                        Total           100.0%

COMMENTARY

The Monetta Intermediate Bond Fund appreciated 8.38% in 1998 versus an average return of 7.25% of Lipper Analytical Services, Intermediate Investment Grade Debt Funds category ranking the fund in the top 26th percentile out of 239 funds. For the five years ending December 31, 1998, the Fund generated a cumulative return of 42.8%, ranking it in the top 10 percentile of its Lipper category out of 109 funds.

The Fund's performance benefited from its emphasis on a high quality corporate investment portfolio and a shorter average maturity of 4.7 years. The Fund's appreciation in 1998 was particularly significant considering that the corporate credit sector underperformance was the worst of any other period since the inception of the benchmark fixed income indices in 1973.

Last year was plagued by concern over the slowing economic conditions in Asia, Russia, and Latin America. The Federal Reserve took on the role of the world's Central Banker with a series of three short-term interest rate cuts in the second half of the year, which helped stabilize the markets. The 30-year Treasury yield reached a low of 4.70% before ending the year at 5.10%. At one point, the yield difference between the two-year note and 30-year bond was only 12 basis points.

Looking into 1999, we believe that the higher yielding sectors of the corporate bond market will be the initial performance leaders. We expect the Fed will resume an easing monetary policy, and that bond yields will remain at or below current levels.

We feel that the inordinately wide corporate spreads are an opportunity to add incremental yield to the portfolio. As the markets continue to stabilize and the economic outlook clears, the lower-investment-grade sectors may warrant consideration for capital appreciation opportunities.

The Fund will continue to follow the same course that has made it a strong performer since its inception over five years ago - overweight higher yielding corporate sectors and minimize duration or maturity risk.

<Page 9>

Monetta Government Money Market Fund                     Period ended 12/31/98

Investment Objective:              7-Day Yield:      Average Days to Maturity:
Income and Capital Preservation         5.08%                40 Days

Total Net Assets:
$4.1 million



PERFORMANCE:
                           Average Annual Total Return
                                        Since Inception
                            1 Year    5 Year    (3/1/93)
Monetta Government Money
      Market Fund           5.24%**   5.07%**   4.74%**
Lipper US Gov't Money
      Market Funds Avg.*    4.89%     4.72%     4.41%

*Source Lipper Analytical Services, Inc.

[Performance Graph Appears Here]

Measurement Period      Money Market     Lipper Average
(Fiscal Year Covered)
3/1/93                  10,000           10,000
3/93                    10,013           10,023
6/93                    10,072           10,088
9/93                    10,147           10,154
12/93                   10,224           10,222
3/94                    10,301           10,290
6/94                    10,396           10,374
9/94                    10,507           10,475
12/94                   10,637           10,597
3/95                    10,788           10,738
6/95                    10,950           10,885
9/95                    11,110           11,030
12/95                   11,262           11,174
3/96                    11,401           11,309
6/96                    11,539           11,440
9/96                    11,683           11,579
12/96                   11,832           11,711
3/97                    11,977           11,846
6/97                    12,126           11,988
9/97                    12,281           12,135
12/97                   12,441           12,284
3/98                    12,599           12,433
6/98                    12,760           12,585
9/98                    12,927           12,738
12/98                   13,091           12,894

**Total returns are net of advisory fees waived and voluntary absorption of all or part of the Fund's operating expenses by the Advisor. Had the advisory fee not been waived, the 7-day SEC yield would have been 4.73%, versus 5.08% on December 31, 1998. An investment in the Monetta Government Money Market Fund is neither insured or guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable $1.00 per share net asset value. Please refer to footnote at bottom of Page 2.

PORTFOLIO COMPOSITION
  Government Agency       - 98.6%
  S/T Investments Net (A) -  1.4%

(A) Short-term investements net of other assets and liabilities


                                            ALLOCATION:

                                            Government Agencies          98.6%
                                            Short Term Investments-Net    1.4%
                                            Total                       100.0%

COMMENTARY

The Monetta Government Money Market Fund posted an impressive return of 5.24% in 1998 versus an average return of 4.89% for the Lipper U.S. Government Fund category. This performance ranked the Fund 5th of 113 Funds in this Lipper category for the one year period ended December 31, 1998. For the five year period ending December 31, 1998, the Fund ranked 6th of 85 Funds.

The Fund's positive relative performance was due in large part to the over-weighting of agency discount notes versus short governments and bills. Money market yields declined steadily over the last year as evidenced by the 60-89 day Federal Farm Credit yield curve which declined from 5.52% on December 31, 1997 to 4.72% on December 31, 1998.

We are not expecting any Federal Reserve easing in the first quarter but anticipate slower growth as the year develops and expect easing initiatives to resume in the Spring.

At this time, we do not expect the short end of the yield curve to change materially and do not anticipate any major changes in security selection or maturity risk.

The Monetta Government Money Market Fund is the most conservative of the Monetta Family of Mutual Funds. It's primary objectives are the preservation of capital and liquidity. The investment emphasis is on stability and current income.

<Page 10>

INDEPENDENT AUDITORS REPORT


The Boards of Directors and Trustees and the Shareholders of Monetta Fund, Inc., and Monetta Trust:

We have audited the accompanying statements of assets and liabilities of Monetta Fund, Inc., and Monetta Trust (comprising, respectively, the Small-Cap Equity Fund, Mid-Cap Equity Fund,Large-Cap Equity Fund, Balanced Fund, Intermediate Bond Fund, and Government Money Market Fund), collectively referred to as the "Funds," including the schedules of investments as of December 31, 1998, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods presented in the two-year period then ended, and the financial highlights for each of the periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Monetta Fund, Inc., and each of the respective funds constituting the Monetta Trust as of December 31, 1998, the results of their operations for the period then ended, the changes in their net assets for each of the periods presented in the two-year period then ended, and the financial highlights for each of the periods presented in the five-year period then ended, in conformity with generally accepted accounting principles.

KPMG LLP

Chicago, Illinois
January 15, 1999

<Page 11>

Schedule of Investments                                      December 31, 1998

MONETTA FUND

      Shares or                                Quoted
      Principal                              Market Value
       Amount                               (In Thousands)


COMMON STOCKS - 94.6%

      Consumer Related - 38.9%                 $48,401

Broadcasting/Cable TV - 5.4%
       *60,000    Metro Networks, Inc.          $2,558
      *443,300    VDI Media                      4,211
                                                 6,769

Food Processing - 0.8%
       *35,000    Celestial Seasonings, Inc.       974

Recreation/Entertainment - 1.7%
       *85,000    Avis Rent-A-Car, Inc.          2,056

Restaurants/Lodging - 2.6%
       *80,000    Outback Steakhouse, Inc.       3,190

Retail Manufacturers & Distribution - 2.3%
      *110,000    Home Products Int'l, Inc.      1,093
       *65,000    Performance Food Group Co.     1,828
                                                 2,921

Retail Trades - 2.1%
      *150,000    Just For Feet, Inc.            2,606

Miscellaneous - 24.0%
      *411,600    APAC Teleservices, Inc         1,557
       *50,000    Big Flower Holdings, Inc.      1,103
       *37,300    BHI Corp.                      1,147
      *100,000    Consolidated Graphics, Inc.    6,756
       *90,000    FirstService Corp.             1,075
       *70,000    F.Y.I., Inc.                   2,240
       *43,700    HA-LO Industries, Inc.         1,644
      *102,600    MAXIMUS, Inc.                  3,796
      *100,000    Modis Professional Services    1,450
       *36,000    QRS Corp.                      1,728
       230,000    Schawk, Inc.                   3,191
        20,000    Valassis Communications, Inc.  1,033
      *351,700    Vestcom Int'l, Inc.            3,165
                                                29,885

      Financial Related - 3.7%                  $4,662

Financial Services - 3.7%
       *60,000    LaSalle Partners, Inc.        $1,767
       *90,000    CNA Surety Corp.               1,417
       *52,800    Trammell Crow Co.              1,478
                                                 4,662

      Industrial Related - 14.9%               $18,685

Chemicals - 0.9%
        48,000    Cambrex Corp.                 $1,152

Energy Resources & Services - 1.5%
       *75,000    Hanover Compressor Co.         1,927

Industrial & Electronics Products - 9.1%
       *75,000    AFC Cable Systems, Inc.        2,522
        65,000    Applied Power, Inc. - CL A     2,454
       *77,500    JPM Co.                        1,085
        80,000    Spartech Corp.                 1,760
       *62,500    SPS Technologies, Inc.         3,539
                                                11,360

Transportation - 2.3%
       *75,000    Carey International, Inc.      1,312
       *37,000    Expeditors Int'l of
                    Washington, Inc.             1,554
                                                 2,866

Miscellaneous - 1.1%
       *80,000    Waste Industries, Inc.         1,380

      Medical Related - 18.2%                  $22,757

Medical Supplies - 0.5%
       *20,000    Conmed Corp.                    $660

Medical Technology - 2.5%
        50,000    ADAC Laboratories                998
       *80,000    SteriGenics Int'l, Inc.        2,080
                                                 3,078
<Page 12>

Pharmaceuticals - 11.2%
      *200,500    D & K Healthcare
                    Resources, Inc.              5,464
        78,500    Jones Pharma, Inc.             2,865
       *95,000    Medicis Pharmaceutical
                    Corp. - CL A                 5,664
                                                13,993

Physician Services - 3.6%
      *130,000    Castle Dental Centers, Inc.      796
       *35,300    Henry Schein, Inc.             1,580
       *55,000    MedQuist, Inc.                 2,172
                                                 4,548

Miscellaneous - 0.4%
       *10,000    FPIC Insurance Group, Inc.       478

      Technology Related - 18.9%               $23,473

Computer Software and Systems - 2.2%
       *30,000    Apex PC Solutions, Inc.         $866
      *100,000    Platinum Technology, Inc.      1,913
                                                 2,779

Computer/Office Equipment - 3.7%
       *80,000    CHS Electronics, Inc.          1,355
      *150,000    ScanSource, Inc.               3,225
                                                 4,580
Semiconductors - 5.0%
      *410,700    Aeroflex, Inc.                 6,212

Telecommunications/Equipment - 6.9%
      *120,000    Brightpoint, Inc.              1,650
      *120,000    Comdial Corp.                  1,058
       *50,000    Dycom Industries, Inc.         2,856
       *82,200    Quanta Services, Inc.          1,814
        25,000    Superior Telecom, Inc.         1,181
                                                 8,559

Miscellaneous - 1.1%
       *10,000    Catalina Marketing Corp          684
       *25,000    USWeb Corp.                      659
                                                 1,343

Total Common Stocks
            (Cost $95,489) (a)                 117,978

Variable Demand Notes - 1.6%
     1,413,900    Firstar Bank Milwaukee,
                    N.A. - 5.3%                  1,414
       269,200    General Mills - 5.23%            269
       271,000    Pitney Bowes - 5.23%             271
        36,000    Sara Lee - 5.23%                  36
Total Variable Demand Notes                      1,990

Commercial Paper - 5.2%
     1,500,000    Albertson's - 5.23%
                    Due 01/12/99                 1,498
     1,000,000    Allstate - 5.15%
                    Due 01/11/99                   999
     1,000,000    Central Illinois Light Co. - 5.15%
                    Due 01/06/66                   999
     1,500,000    General Mills - 5.25%
                    Due 01/04/99                 1,499
     1,500,000    Met Life Funding - 5.38%
                    Due 01/19/99                 1,496
Total Commercial Paper                           6,491

Total Short-Term Investments                     8,481

Total Investments - 101.4%
            (Cost $103,970) (a)                126,459

Other Assets Less Liabilities - (1.4%)         (1,770)

Net Assets - 100%                             $124,689

(a) For tax purposes, cost is $104,046; the aggregate gross unrealized appreciation is $26,095, and aggregate gross unrealized depreciation is $3,606, resulting in net unrealized appreciation of $22,489 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security

<Page 13>

Schedule of Investments December 31, 1998

MONETTA SMALL-CAP EQUITY FUND

      Shares or                                    Quoted
      Principal                                  Market Value
      Amount                                    (In Thousands)

COMMON STOCKS - 94.1%

      Consumer Related - 36.4%                  $1,452

Broadcasting/Cable TV - 8.0%
        *3,000    Metro Networks, Inc.            $128
       *20,000    VDI Media                        190
                                                   318

Recreation/Entertainment - 3.6%
        *6,000    Avis Rent-A-Car, Inc.            145

Retail Manufacturers & Distribution - 2.5%
       *10,000    Home Products Int'l, Inc.         99

Miscellaneous - 22.3%
        *3,000    Consolidated Graphics, Inc.      203
        *3,000    HA-LO Industries, Inc.           113
        *5,000    MAXIMUS, Inc.                    185
        *3,000    QRS Corp.                        144
         6,000    Schawk, Inc.                      83
       *18,000    Vestcom Int'l, Inc.              162
                                                   890

      Financial Related - 2.2%                     $88

Financial Services - 2.2%
        *3,000    LaSalle Partners, Inc.           $88

      Industrial Related - 13.5%                  $536

Industrial & Electronics Products - 10.4%
        *4,000    AFC Cable Systems, Inc.         $134
         5,000    Spartech Corp.                   110
        *3,000    SPS Technologies, Inc.           170
                                                   414

Transportation - 3.1%
        *7,000    Carey Int'l, Inc.                122

      Medical Related - 21.1%                     $838

Medical Technology - 3.3%
        *5,000    SteriGenics Int'l, Inc.         $130

Pharmaceuticals - 14.7%
        *8,200    D & K Healthcare Resources, Inc  223
         5,000    Jones Pharma, Inc.               183
        *3,000    Medicis Pharmaceutical
                    Corp. - CL A                   179
                                                   585

Physician Services - 3.1%
       *20,000    Castle Dental Centers, Inc.      123

      Technology Related - 20.9%                  $832

Computer/Office Equipment - 7.3%
        *7,000    CHS Electronics,  Inc.          $119
        *8,000    ScanSource, Inc.                 172
                                                   291
Semiconductors - 5.7%
       *15,000    Aeroflex, Inc.                   227

Telecommunications/Equipment - 7.9%
       *10,000    Brightpoint, Inc.                137
        *8,000    Quanta Services, Inc.            177
                                                   314

Total Common Stocks
            (Cost $2,991 ) (a)                   3,746

Variable Demand Notes - 5.6%
       150,000    Firstar Bank Milwaukee,
                    N.A. - 5.30%                   150
        59,100    General Mills - 5.23%             59
        10,000    Pitney Bowes - 5.23%              10
         2,000    Sara Lee - 5.23%                   2
Total Variable Demand Notes                        221

Total Investments - 99.7%
      (Cost $3,212 ) (a)                         3,967

Other Assets Less Liabilities - 0.3%                13

Net Assets - 100%                               $3,980

(a) For tax purposes, cost is $3,219; the aggregate gross unrealized appreciation is $798, and aggregate gross unrealized depreciation is $43, resulting in net unrealized appreciation of $755 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security

<Page 14>

Schedule of Investments December 31, 1998

MONETTA MID-CAP EQUITY FUND

      Shares or                                   Quoted
       Principal                               Market Value
        Amount                                (In Thousands)

COMMON STOCKS - 98.4%

      Consumer Related - 42.0%                  $7,956

Broadcasting/Cable TV - 5.2%
         4,000    Media General, Inc. - CL A      $212
       *80,900    VDI Media                        769
                                                   981

Recreation/Entertainment - 3.7%
       *16,000    Galileo Int'l, Inc.              696

Restaurants/Lodging - 6.1%
       *23,000    Outback Steakhouse, Inc.         917
        *5,000    U.S. Foodservice                 245
                                                 1,162

Retail Trades - 10.1%
        *4,000    Best Buy Company, Inc.           246
        *7,000    Dollar Tree Stores, Inc.         306
       *35,000    Just For Feet, Inc.              608
        10,000    Flowers Industries, Inc.         239
        10,000    Intimate Brands, Inc.            299
        *4,000    Starbucks Corp.                  224
                                                 1,922

Miscellaneous - 16.9%
      *100,000    APAC Teleservices, Inc.          378
       *15,000    Consolidated Graphics, Inc.    1,013
       *10,000    MAXIMUS, Inc.                    370
       *25,000    Modis Professional Services      363
        40,000    Schawk, Inc.                     555
        10,000    Valassis Communications, Inc.    516
                                                 3,195

      Financial Related - 10.6%                 $2,012

Financial Services - 10.6%
        10,000    Aflac, Inc.                     $440
        10,000    Conseco, Inc.                    305
         5,000    City National Corp.              208
        *7,000    Fiserv, Inc.                     360
       *20,000    Newcourt Credit Group, Inc.      699
                                                 2,012


      Industrial Related - 5.8%                 $1,097

Energy Resources & Services - 1.6%
        10,000    NIPSCO Industries, Inc.         $304

Industrial & Electronics Products - 4.2%
        *5,000    Solectron Corp.                  465
        *5,800    SPS Technologies, Inc.           328
                                                   793

      Medical Related - 13.7%                   $2,595

Pharmaceuticals - 11.3%
        *7,000     Agouron Pharmaceuticals, Inc.  $411
        *4,000    Biogen, Inc.                     332
         4,500    McKesson Corp.                   356
        *9,000    Medicis Pharmaceutical
                    Corp. - CL A                   537
        *8,000      Watson Pharmaceuticals, Inc.   503
                                                 2,139

Physician Services - 2.4%
        *5,000    Genzyme Corp.                    249
        *7,000    Total Renal Care Holdings, Inc.  207
                                                   456

      Technology Related - 26.3%                $4,958

Computer Software and Systems - 13.6%
        *4,000     At Home Corp. - Ser. A         $297
         4,000    Ceridian Corp.                   279
        *5,000    NCR Corp.                        209
         6,000    Network Associates, Inc.         398
       *15,000    Novell, Inc.                     272
       *40,000    Platinum Technology, Inc.        765
        10,000    Unisys Corp.                     344
                                                 2,564

Computer/Office Equipment - 3.0%
       *20,000    CHS Electronics, Inc.            338
        *3,000    Jabil Circuit, Inc.              224
                                                   562

Telecommunications/Equipment - 5.5%
        *4,000    Comverse Technology, Inc.        284
       *10,000    Qwest Communications, Inc.       500
         4,000    Symbol Technologies              256
                                                 1,040
<Page 15>

Miscellaneous - 4.2%
        10,000    Reynolds & Reynolds - CL A       229
        *5,000    Sterling Commerce, Inc.          225
        10,000    Snyder Communications, Inc.      338
                                                   792

Total Common Stocks
            (Cost $16,166 ) (a)                 18,618

Variable Demand Notes - 6.0%
       625,100    Firstar Bank Milwaukee,
                    N.A. - 5.30%                   625
       211,700    Pitney Bowes - 5.23%             212
       303,700    Sara Lee - 5.23%                 303
Total Variable Demand Notes                      1,140

Commercial Paper - 25.6%
     1,000,000    AIG Funding - 4.9%
                    Due 01/04/99                 1,000
     1,000,000    Anheuser Busch - 4.95%
                    Due 01/04/99                 1,000
       500,000    Carolina Power & Light - 5.40%
                    Due 01/28/99                   498
       750,000    Coca Cola - 5.20%
                    Due 01/11/99                   749
       800,000    Ford Motor Credit - 5.40%
                    Due 01/19/99                   798
       800,000    General Motors Accept. Corp
                    5.40% Due 01/25/99             797
Total Commercial Paper                           4,842

Total Short-Term Investments                     5,982

Total Investments -130.0 %
            (Cost $22,148) (a)                  24,600

Other Assets Less Liabilities - (30.0%)        (5,680)

Net Assets - 100%                              $18,920

(a) For tax purposes, cost is $22,161; the aggregate gross unrealized appreciation is $2,741, and aggregate gross unrealized depreciation is $289, resulting in net unrealized appreciation of $2,452 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

MONETTA LARGE-CAP EQUITY FUND

      Shares or                                   Quoted
      Principal                                Market Value
       Amount                                 (In Thousands)

COMMON STOCKS - 95.7%

      Consumer Related - 33.0%                  $1,381

Broadcasting/CableTV - 6.9%
        *3,000    Clear Channel Communications    $164
         2,000    Time Warner, Inc.                124
                                                   288

Retail Trades - 20.5%
        *2,000    Best Buy Company, Inc.           123
         2,000    Dayton Hudson Corp.              109
         2,000    Gap, Inc.                        112
         2,500    Home Depot, Inc.                 153
        *2,500    Kohls Corp.                      154
        *1,500    Starbucks Corp.                   84
         1,500    WalMart Stores                   122
                                                   857

Miscellaneous - 5.6%
        *1,200    General Electric Co.             123
         1,500    Tyco Int'l, Ltd.                 113
                                                   236

      Financial Related - 14.6%                   $610

Financial Services - 14.6%
         1,000    American Int'l Group             $97
         1,000    American Express                 102
         2,500    Citigroup, Inc.                  124
         2,000    Merrill Lynch & Co., Inc.        133
         3,000    Paychex, Inc.                    154
                                                   610

      Industrial Related - 8.1%                   $342

Chemicals - 2.3%
         2,000    Monsanto Corp.                   $95

Energy Resources & Services - 1.6%
         1,500    Schlumberger Ltd.                 69

Transportation - 4.2%
        *2,000    FDX Corporation                  178

      Medical Related - 11.1%                     $463

Pharmaceuticals - 11.1%
         1,500    Cardinal Health, Inc.           $114
         2,000    Schering - Plough Corp.          110
         1,500    Warner - Lambert Co.             113
        *2,000    Watson Pharmaceuticals, Inc.     126
                                                   463
<Page 16>

      Technology Related - 28.9%                $1,209

Computer Software and Systems - 11.2%
        *2,000    Cisco Systems, Inc.             $185
         1,000    Int'l Business Machines Corp.    185
          *700    Microsoft Corp.                   97
                                                   467

Semiconductors - 2.8%
         1,000    Intel Corp.                      119

Telecommunications/Equipment - 14.9%
        *1,500    Air Touch Communications, Inc.   108
         2,000    GTE Corporation                  135
         1,500    Lucent Technologies, Inc.        165
        *3,000    MCI Worldcom, Inc.               215
                                                   623

Total Common Stocks
            (Cost $3,168) (a)                    4,005

Variable Demand Notes - 3.8%
        30,700    Firstar Bank Milw., N.A. - 5.30%  31
        55,600    General Mills - 5.30%             55
        72,700    Pitney Bowes - 5.23%              73
Total Variable Demand Notes                        159

Total Investments - 99.5%
            (Cost $3,327) (a)                    4,164

Other Assets Less Liabilities - 0.5%                21

Net Assets - 100%                               $4,185

(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $871, and aggregate gross unrealized depreciation is $34, resulting in net unrealized appreciation of $837 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security

MONETTA BALANCED FUND

      Shares or                                     Quoted
      Principal                                   Market Value
       Amount                                    (In Thousands)

COMMON STOCKS - 66.4%

      Consumer Related - 27.9%                  $4,039

Broadcasting/Cable TV - 5.0%
        *5,000    Clear Channel Communications    $272
        *4,000    Metro Networks, Inc.             171
       *30,000    VDI Media                        285
                                                   728

Recreation/Entertainment - 0.8%
        *5,000    Avis Rent-A-Car, Inc.            121

Restaurants/Lodging - 2.2%
        *8,000    Outback Steakhouse, Inc.         319

Retail Trades - 8.5%
        *3,000    Best Buy Company, Inc.           184
         5,000    Dayton Hudson Corp.              271
        *7,000    Just For Feet, Inc.              122
         3,000    Home Depot, Inc.                 184
        *4,000    Starbucks Corp.                  224
         3,000    WalMart Stores                   244
                                                 1,229

Miscellaneous - 11.4%
       *25,000    APAC Teleservices, Inc.           95
        *3,000    Consolidated Graphics, Inc.      203
        *3,500    MAXIMUS, Inc.                    130
        *5,000    QRS Corp.                        240
         5,000    Schawk, Inc.                      69
         5,000    Tyco Int'l, Ltd.                 377
         5,000    Valassis Communications, Inc.    258
       *30,000    Vestcom Int'l, Inc.              270
                                                 1,642

      Financial Related - 4.0%                    $581

Financial Services - 4.0%
         5,000    Citigroup, Inc.                 $247
         5,000    Merrill Lynch & Co., Inc.        334
                                                   581

      Industrial Related - 6.4%                   $931

Energy Resources & Services - 1.0%
         3,000    Schlumberger Ltd.               $138

<Page 17>

Industrial & Electronics Products - 3.6%
        *6,000    AFC Cable Systems, Inc.          202
        *7,000    JPM Co.                           98
        *4,000    SPS Technologies, Inc.           226
                                                   526

Transportation - 1.8%
        *3,000    FDX Corporation                  267

      Medical Related - 6.9%                      $995

Medical Technology - 1.3%
        *7,000    SteriGenics Int'l, Inc.         $182

Pharmaceuticals - 5.6%
         3,000    Cardinal Health, Inc.            228
        *8,000    D&K Healthcare Resc. Inc.        218
        *3,000    Medicis Pharm. Corp. - CL A      179
         2,500    Warner-Lambert Co.               188
                                                   813

      Technology Related - 21.2%                $3,076

Computer Software and Systems - 4.5%
         2,000    Int'l Business Machines Corp.   $369
        *1,000    Microsoft Corp.                  139
        *3,000    Infoseek Corp.                   148
                                                   656

Computer/Office Equipment - 1.5%
       *10,000    ScanSource, Inc.                 215

Semiconductors - 4.5%
       *20,000    Aeroflex, Inc.                   302
         3,000    Intel Corp.                      356
                                                   658

Telecommunications/Equipment - 10.7%
        *4,000    AirTouch Communications, Inc.    289
         4,000    GTE Corporation                  270
         2,500    Lucent Technologies, Inc.        275
        *7,000    Quanta Services, Inc.            154
        *4,000    Qwest Communications Int'l       200
        *5,000    MCI Worldcom, Inc.               359
                                                 1,547

Total Common Stocks
      (Cost $7,676 ) (a)                         9,622

Variable Demand Notes - 0.2%
        24,000    Firstar Bank Milw., N.A. - 5.30%  24

Corporate Bonds - 26.8%
       300,000    Bank United Corp
                    8.875% Due 05/01/07            321
       450,000    Chase Manhattan Corp
                    9.750% Due 11/01/01            499
       500,000    Dupont
                    8.250% Due 09/15/06            594
       500,000    General Motors
                    7.100% Due 03/15/06            544
       550,000    Eli Lilly
                    8.375% Due 02/07/05            627
       500,000    Merck & Co Inc.
                    6.750% Due 09/19/05            537
       300,000    ONT- Global Bond
                    7.375% Due 01/27/03            326
       400,000    Worldcom, Inc.
                    7.550% Due 04/01/04            434
Total Corporate Bonds                            3,882

Government Obligations - 2.0%
       275,000    HUD Housing Urban Development
                    6.410% Due 08/01/05            292

Mortgage Obligations - 2.7%
       400,000    Green Tree Home Imprv. Mortg.
                    6.780% Due 06/15/28            397

Total Investments - 98.1%
      (Cost $12,150 ) (a)                       14,217

Other Assets Less Liabilities - 1.9%               272

Net Assets - 100%                              $14,489

(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $2,216, and aggregate gross unrealized depreciation is $149, resulting in net unrealized appreciation of $2,067 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security

<Page 18>

Schedule of Investments December 31, 1998

MONETTA INTERMEDIATE BOND FUND

      Shares or                                    Quoted
      Principal                                 Market Value
       Amount                                  (In Thousands)

Preferred Stock - 1.6%

         4,000    SI Financing - 9.50% 06/30/26       $106

Treasury Notes - 14.4%
       200,000    5.500% Due 4/15/00                   202
       175,000    8.875% Due 05/15/00                  185
       200,000    6.625% Due 04/30/02                  211
       350,000    6.000% Due 07/31/02                  365
                                                       963

Corporate Bonds - 71.5%
       260,000    Pacific Gas & Electric - 8.750%
                    01/01/01                           277
       150,000    First Chicago Corp. - 11.250%
                    02/20/01                           167
       300,000    Chase Manhattan Corp. - 9.750%
                    11/01/01                           333
       300,000    Santa Fe Pacific - 8.375%
                    11/01/01                           321
       100,000    RJR Nabisco Inc. - 8.625%
                    12/01/02                           102
       125,000    Texaco Capital - 8.500%
                    02/15/03                           140
       100,000    Webb, Del E. - 9.750%
                    3/1/03                             102
       350,000    U.S. Central Credit - 6.000%
                    05/21/03                           361
       250,000    John Deere Credit - 6.125%
                    05/30/03                           251
       150,000    National Rural Utility - 6.000%
                    01/15/04                           155
       300,000    Worldcom, Inc. - 7.550%
                    04/01/04                           325
       300,000    Money Store - 8.375%
                    04/15/04                           335
       170,000    Commercial Credit Co. - 7.875%
                    07/15/04                           187
       225,000    Eli Lilly - 8.375%
                    02/07/05                           257
       250,000    Union Pacific Co. - 7.600%
                    05/01/05                           269
       225,000    Merck & Co , Inc. - 6.750%
                    09/19/05                           242
       100,000    Salomon, Inc. - 6.750%
                    1/15/06                            104
       250,000    Bank United Corp. - 8.875%
                    05/01/07                           267
       300,000    LCI Int'l, Inc. - 7.250%
                    06/15/07                           309
       250,000    Calenergy Co., Inc. - 7.630%
                    10/15/07                           268
                                                     4,772

U.S. Government Agencies - 5.4%
       250,000    FHLB 4.90% Due 02/10/19              249
       100,000    FHLB 6.44% Due 11/28/20              107
                                                       356

Government Obligations - 3.9%
       250,000    HUD 6.36% Due 08/01/04               263

Mortgage Obligations - 0.2%
        12,678    GNMA, 8.50% Due 07/15/21              14

Variable Demand Notes - 1.1%
        46,000    Firstar Bank Milw., N.A .- 5.30%      46
        29,700    General Mills - 5.23%                 30
Total Variable Demand Notes                             76

Total Investments - 98.1%
      (Cost $ 6,454) (a)                             6,550

Other Assets and Liabilities - 1.9%                    126

Net Assets - 100%                                   $6,676

Footnote for Intermediate Bond Fund:
(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $101, and aggregate gross unrealized depreciation is $5, resulting in net unrealized appreciation of $96 (in thousands). See accompanying notes to financial statements.

*Non-income producing security

MONETTA GOVERNMENT MONEY MARKET FUND

      Shares or
      Principal                                  Market Value
       Amount                                   (In Thousands)

GOVERNMENT OBLIGATIONS - 98.6%
Federal Home Loan Bank Discount - 54.4%
       628,000    Due 01/04/99                    $628
       570,000    Due 01/08/99                     569
       265,000    Due 01/15/99                     265
       100,000    Due 01/20/99                     100
       252,000    Due 01/26/99                     251
       152,000    Due 02/05/99                     151
       265,000    Due 02/17/99                     263
                                                 2,227

Federal National Mortgage Assoc.
      Discount Note - 8.4%
       349,000    Due 02/11/99                     347

Federal Home Loan Mortgage Corp.
      Discount Notes - 35.8%
       684,000    Due 03/05/99                     678
       350,000    Due 03/10/99                     347
       447,000    Due 04/09/99                     441
                                                 1,466

Total Investments - 98.6%
      (Cost $4,040 ) (a)                         4,040

Other Assets Less Liabilities - 1.4%                55

Net Assets - 100%                               $4,095

(a) Cost is identical for book and tax purposes.

See accompanying notes to financial statements.

<Page 19>


Statements of Assets and Liabilities                         December 31, 1998
(In Thousands)

                                              Small-Cap   Mid-Cap     Large-Cap
                                    Monetta    Equity     Equity       Equity
                                     Fund       Fund       Fund         Fund
Assets:
Investments at market value
(cost: $103,970; $3,212;
$22,148; $3,327; $12,150;
$6,454; $4,040) (Note 1)           $126,459    $3,967     $24,600      $4,164
Cash                                   0          0          0            6
Interest and dividends
receivable                            16          1          7            1
Receivable for securities
sold                                 3,317       47         918          113

Total Assets                        129,792     4,015     25,525        4,284

Liabilities:
Payables:
Custodial bank                       1,496       23          6            0
Investment advisory fees
(Note 2)                              100         2         12            2
Distribution and service
charges payable                        0          1         10            2
Investments purchased                3,410        0        6,570         89
Fund shares redeemed                   1          0          0            0
Accrued expenses                      96          9          7            6

Total Liabilities                    5,103       35        6,605         99

Net Assets                          124,689     3,980     18,920        4,185

Analysis of net assets:
Paid in capital (b)                 114,596     3,879     16,853        3,613
Accumulated undistributed
net investment income                  0          0          0            0
Accumulated undistributed
net realized gain (loss)           (12,396)     (654)      (385)        (265)
Net unrealized appreciation
on investments                      22,489       755       2,452         837

Net Assets                         $124,689    $3,980     $18,920      $4,185

Net asset value, offering price,
 and redemption price per share
 (8,333 shares of capital stock
 and 297; 1,394; 311; 1,001;
 627; 4,095 shares of beneficial
 interest issued and outstanding
 respectively)                      $14.96     $13.40     $13.57       $13.44

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

(b) Amount for Monetta Fund represents $83 of $0.01 par value and $114,513 of additional paid in capital, 100 million shares are authorized. Each fund of Monetta Trust has an unlimited number of no par value share of beneficial interest authorized.



Statements of Assets and Liabilities                         December 31, 1998
(In Thousands)


                                                Intermediate      Government
                                   Balanced         Bond         Money Market
                                     Fund           Fund             Fund

Assets:
Investments at market value
(cost: $103,970; $3,212;
$22,148; $3,327; $12,150;
$6,454; $4,040) (Note 1)            $14,217        $6,550           $4,040
Cash                                   1              2               60
Interest and dividends
receivable                            113            128               0
Receivable for securities
sold                                  228             0                0

Total Assets                        14,559          6,680            4,100

Liabilities:
Payables:
Custodial bank                         0              0                0
Investment advisory fees
Note (2)                               5              1                0
Distribution and service
charges payable                        5              1                0
Investments purchased                 55              0                0
Fund shares redeemed                   1              0                0
Accrued expenses                       4              2                5

Total Liabilities                     70              4                5

Net Assets                          14,489          6,676            4,095

Analysis of net assets:
Paid in capital (b)                 13,340          6,563            4,095
Accumulated undistributed
net investment income                  2             (a)               0
Accumulated undistributed
net realized gain (loss)             (920)           17                0
Net unrealized appreciation
on investments                       2,067           96                0

Net Assets                          $14,489        $6,676           $4,095

Net asset value, offering price,
and redemption price per share
8,333 shares of capital stock
and 297; 1,394; 311; 1,001;
627; 4,095 shares of beneficial
interest issued and outstanding
respectively)                       $14.48         $10.65            $1.00

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

(b) Amount for Monetta Fund represents $83 of $0.01 par value and $114,513 of additional paid in capital, 100 million shares are authorized. Each fund of Monetta Trust has an unlimited number of no par value share of beneficial interest authorized.

<Page 20>

Statements of Operations                                     December 31, 1998
(In Thousands)

                                               Small-Cap   Mid-Cap    Large-Cap
                                    Monetta     Equity     Equity      Equity
                                     Fund        Fund       Fund        Fund
Investment income and
expenses:
Investment income:
Interest                             $654         $9        $188         $28
Dividend                              333          3         91          26
Other income                          59           0          4          (a)

Total investment income              1,046        12         283         54

Expenses:
Investment advisory fee
(Note 2)                             1,447        26         156         30
Distribution expense                   0           9         52          10
Custodial fees and bank
cash management fee                   47           3         10           4
Transfer and shareholder
servicing agent fee                   477         44         33          31
Other                                  0           0          1          (a)

Total expenses                       1,971        82         252         75
Expenses waived and
reimbursed                             0           0          0           0

Expenses net of waived and
reimbursed expenses                  1,971        82         252         75

Net investment income (loss)         (925)       (70)        31         (21)

Realized and unrealized gain
(loss) on investments:
Realized gain (loss) on
investments:
Proceeds from sales                 294,212      6,526     81,067      10,875
Cost of securities sold             306,527      7,181     81,452      11,140

Net realized gain (loss) on
investments                        (12,315)      (655)      (385)       (265)

Net unrealized appreciation on
investments:
Beginning of period                 23,225        117       2,041        199
End of period                       22,489        755       2,452        837

Net change in net unrealized
appreciation (depreciation)
on investments during the
period                               (736)        638        411         638

Net realized and unrealized
gain (loss) on investments         (13,051)      (17)        26          373

Net increase (decrease) in
net assets from operations         $(13,976)     $(87)       $57        $352

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.


Statements of Operations                                     December 31, 1998
(In Thousands)

                                                  Intermediate    Government
                                      Balanced        Bond       Money Market
                                        Fund          Fund           Fund

Investment income and
expenses:
Investment income:
Interest                                $386          $283           $256
Dividend                                 36             7              0
Other income                              0            (a)             0

Total investment income                  422           290            256

Expenses:
Investment advisory fee
(Note 2)                                 58            16             12
Distribution expense                     36            12              5
Custodial fees and bank
cash management fee                       8             3              2
Transfer and shareholder
servicing agent fee                      20             4             13
Other                                    (a)            0             (a)

Total expenses                           122           35             32
Expenses waived and
reimbursed                                0            (9)           (17)

Expenses net of waived and
reimbursed expenses                      122           26             15

Net investment income (loss)             300           264            241

Realized and unrealized gain
(loss) on investments:
 Realized gain (loss) on
investments:
Proceeds from sales                    22,695         2,544         26,826
Cost of securities sold                23,614         2,482         26,826

Net realized gain(loss) on
investments:                            (919)          62              0

Net unrealized appreciation on
investments:
Beginning of period                      351           57              0
End of period                           2,067          96              0

Net change in net unrealized
appreciation (depreciation)
on investments during the
period                                  1,716          39              0

Net realized and unrealized
gain (loss) on investments               797           101             0

Net increase (decrease) in
net assets from operations             $ 1,097        $ 365          $ 241

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

<Page 21>


Statements of Changes in Net Assets                          December 31, 1998
(In Thousands)

                                                              Small-Cap
                                      Monetta                  Equity
                                       Fund                     Fund

                                  1998        1997        1998        1997*

From investment activities:
Operations:
Net investment income (loss)     $(925)      $(396)       $(70)      $(11)
Net realized gain (loss) on
investments                     (12,315)     31,669       (655)        140
Net change in net unrealized
appreciation (depreciation)
on investments during the
period                            (736)       5,097        638         117

Net increase (decrease) in net
assets from operations          (13,976)     36,370       (87)         246
Distribution from net
investment income                   0           0           0           0
Distribution from short-term
capital gains, net (b)           (2,369)    (15,860)      (30)        (99)
Distribution from net realized
gains                            (3,088)     (6,981)        0           0

Increase (decrease) in net
assets from investment
activities                      (19,433)     13,529       (117)        147

From capital transactions
 (Note 3):

Proceeds from shares sold        11,137      13,641       2,479       2,498
Net asset value of shares
issued through dividend
reinvestment                      5,350      22,534        29          95
Cost of shares redeemed         (35,780)    (97,806)      (929)       (222)

Increase (decrease) in net
assets from capital
transactions                    (19,293)    (61,631)      1,579       2,371

Total increase (decrease)
in net assets                   (38,726)    (48,102)      1,462       2,518

Net assets at beginning
of period                        163,415     211,517      2,518         0

Net assets at end of period**   $124,689    $163,415     $3,980      $2,518

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

(b) Distributions of short-term capital gains are included as ordinary income for tax purposes.

* For period from 2/1/97 through 12/31/97.


Statements of Changes in Net Assets                          December 31, 1998
(In Thousands)

                                            Mid-Cap               Large-Cap
                                            Equity                 Equity
                                             Fund                   Fund
                                       1998        1997        1998      1997

From investment activities:

Operations:
Net investment income (loss)            $31       $ (56)       $(21)     $(2)
Net realized gain (loss) on
investments                            (385)       6,384       (265)      831
Net change in net unrealized
appreciation (depreciation)
on investments during the
period                                  411       (1,142)       638      (11)

Net increase (decrease) in net
assets from operations                  57         5,186        352       818
Distribution from net
investment income                      (31)         (a)          0         0
Distribution from short-term
capital gains, net (b)                 (741)      (1,696)      (208)     (296)
Distribution from net realized
gains                                 (1,028)     (3,032)      (62)      (275)

Increase (decrease) in net
assets from investment
activities                            (1,743)       458         82        247

From capital transactions
 (Note 3):

Proceeds from shares sold              5,180       5,590        829      2,135
Net asset value of shares
issued through dividend
reinvestment                           1,770       4,686        264       559
Cost of shares redeemed               (8,195)     (6,164)     (1,255)    (964)

Increase (decrease) in net
assets from capital
transactions                          (1,245)      4,112       (162)     1,730

Total increase (decrease)
in net assets                         (2,988)      4,570       (80)      1,977

Net assets at beginning
of period                             21,908      17,338       4,265     2,288

Net assets at end of period**         $18,920     $21,908     $4,185    $4,265

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

(b) Distributions of short-term capital gains are included as ordinary income for tax purposes.

* For period from 2/1/97 through 12/31/97.

<Page 22>

Statements of Changes in Net Assets                          December 31, 1998
(In Thousands)

                                                            Intermediate
                                      Balanced                  Bond
                                        Fund                    Fund
                                  1998        1997        1998        1997

From investment activities:
Operations:
Net investment income (loss)      $300        $156        $264        $182
Net realized gain (loss) on
investments                       (919)       1,171        62          18
Net change in net unrealized
appreciation (depreciation)
on investments during the
period                            1,716        236         39          70

Net increase (decrease) in net
assets from operations            1,097       1,563        365         270
Distribution from net
investment income                 (300)       (154)       (264)       (181)
Distribution from short-term
capital gains, net (b)            (395)       (676)       (23)        (14)
Distribution from net realized
gains                             (56)        (56)        (23)         (a)

Increase (decrease) in net
assets from investment
activities                         346         677         55          75

From capital transactions
(Note 3):

Proceeds from shares sold         4,715       9,742       3,943       1,371
Net asset value of shares
issued through dividend
reinvestment                       404         618         257         170
Cost of shares redeemed          (3,030)     (1,319)     (1,512)      (452)

Increase (decrease) in net
assets from capital
transactions                     (2,089)      9,041       2,688       1,089

Total increase (decrease)
in net assets                     2,435       9,718       2,743       1,164

Net assets at beginning
of period                        12,054       2,336       3,933       2,769

Net assets at end of period**    $14,489     $12,054     $6,676      $3,933

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

(b) Distributions of short-term capital gains are included as ordinary income for tax purposes.

* For period from 2/1/97 through 12/31/97.

**Including undistributed net investment income of $2 thousand for the Balanced Fund and undistributed net investment income, which rounds to less than $1 thousand, for the Intermediate Bond Fund.


Statements of Changes in Net Assets                          December 31, 1998
(In Thousands)


                                                       Government
                                                      Money Market
                                                          Fund

                                                1998                    1997

From investment activities:
Operations:
Net investment income (loss)                    $241                    $267
Net realized gain (loss) on
investments                                       0                       0
Net change in net unrealized
appreciation (depreciation)
on investments during the
period                                            0                       0

Net increase (decrease) in net
assets from operations                           241                     267
Distribution from net
investment income                               (241)                   (267)
Distribution from short-term
capital gains, net (b)                            0                       0
Distribution from net realized
gains                                             0                       0

Increase (decrease) in net
assets from investment
activities                                        0                       0

From capital transactions
(Note 3):

Proceeds from shares sold                       5,724                   6,338
Net asset value of shares
issued through dividend
reinvestment                                     233                     252
Cost of shares redeemed                        (6,326)                 (8,358)

Increase (decrease) in net
assets from capital
transactions                                    (369)                  (1,768)

Total increase (decrease)
in net assets                                   (369)                  (1,768)

Net assets at beginning
of period                                       4,464                   6,232

Net assets at end of period**                  $4,095                  $4,464

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

(b) Distributions of short-term capital gains are included as ordinary income for tax purposes.

* For period from 2/1/97 through 12/31/97.

**Including undistributed net investment income of $2 thousand for the Balanced Fund and undistributed net investment income, which rounds to less than $1 thousand, for the Intermediate Bond Fund.

<Page 23>

Notes To Financial Statements December 31, 1998

1.    SIGNIFICANT ACCOUNTING POLICIES:
      Monetta Fund, Inc. ("Monetta Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The primary objective of Monetta Fund is capital appreciation by investing primarily in equity securities believed to have growth potential. The Fund generally invests in companies with a market capitalization range of $50 million to $1 billion.

Monetta Trust ("the Trust") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The following funds are series of the Trust:

Small-Cap Equity Fund. The primary objective of this Fund is capital appreciation. The Fund typically invests in companies with a market capitalization of less than $1 billion.

Mid-Cap Equity Fund. The primary objective of this Fund is long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies within a market capitalization range of $1 billion to $5 billion.

Large-Cap Equity Fund. The primary objective of this Fund is to seek long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies with market capitalization of greater than $5 billion.

Balanced Fund. The objective of this Fund is to seek a favorable total rate of return through capital appreciation and current income consistent with preservation of capital, derived from investing in a portfolio of equity and fixed income securities.


Intermediate Bond Fund. The objective of this Fund is to seek high current income consistent with the preservation of capital by investing primarily in marketable debt securities.

Government Money Market Fund. The primary objective of this Fund is to seek maximum current income consistent with safety of capital and maintenance of liquidity. The Fund invests in U.S. Government securities maturing in thirteen months or less from the date of purchase and repurchase agreements for U.S. Government securities. U.S. Government securities include securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

The Monetta Family of Mutual Funds is comprised of Monetta Fund, Inc. and each of the Trust Series and is collectively referred to as the "Funds". The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles:

      (a)   Securities Valuation
Investments are stated at market value based on the last reported sale price on national securities exchanges, or the NASDAQ Market, on the last business day of the period. Listed securities and securities traded on the over-the-counter markets that did not trade on the last business day are valued at the mean between the quoted bid and asked prices. Short-term securities, including all securities held by the Government Money Market Fund, are stated at amortized cost, which is substantially equivalent to market value.

      (b)   Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires the Funds' management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

      (c)   Federal Income Taxes
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required.

<Page 24>

Notes To Financial Statements December 31, 1998

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1998, the Funds have accumulated capital loss carryforwards for tax purposes, which will expire on December 31, 2006, of:
Monetta Fund, Inc., $8,865,094; Monetta Small-Cap Equity Fund, $463,923; Monetta Mid-Cap Equity Fund, $286,883; Monetta Large-Cap Equity Fund, $262,422; and Monetta Balanced Fund, $916,270.

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales, post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, and losses and gains from real estate investment trusts.

      (d)   General
Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the first-in, first-out cost basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond Discount/Premium is amortized on a straight line basis over the life of each applicable security.

      (e)   Distributions of Incomes and Gains
Distributions to shareholders are recorded by the Funds (except for the Government Money Market Fund) on the ex-dividend date. The Government Money Market Fund declares dividends daily and automatically reinvests such dividends daily. Due to inherent differences in the characterization of short-tern capital gains under generally accepted accounting principles and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ. These differences are permanent in nature and may result in distributions in excess of book basis net investment income for certain periods.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

For federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future years' net investment income. Therefore, $924,941, $69,638 and $20,949, of net operating loss generated by Monetta Fund, Inc., Monetta Small-Cap Equity Fund, and Monetta Large-Cap Equity Fund, respectively, has been reclassified from accumulated net investment loss to capital.

For the year ended December 31, 1998, the Funds paid the following long-term capital gains, Monetta Fund, Inc., $3,088,323; Monetta Mid-Cap Equity Fund, $1,027,825; Monetta Large-Cap Equity Fund, $62,170; Monetta Balanced Fund, $55,891; and Monetta Intermediate Bond Fund, $23,163.

2.    RELATED PARTIES:
Robert S. Bacarella is an officer and director of the Funds and also an officer, director and majority shareholder of the investment advisor, Monetta Financial Services, Inc. "Advisor". For twelve months ended December 31, 1998, renumerations required to be paid to all interested directors or trustees has been absorbed by the Advisor. Fees paid to outside Directors or Trustees have been absorbed by the respective funds.

Each Fund pays an investment advisory fee to the Advisor based on that Fund's individual net assets, payable monthly at the annual rate of 1.0% for Monetta Fund; 0.75% for the Small-Cap, Mid-Cap, and Large-Cap Equity Funds; 0.40% for the Balanced Fund; 0.35% for Intermediate Bond Fund; and 0.25% for the Government Money Market Fund. From these fees the Advisor pays all the Funds' ordinary operating expenses other than the advisory fee, distribution charges (Trust only) and charges of the Funds' custodian and transfer agent.
Investment advisory fees waived for the twelve months ended December 31,1998, for the Intermediate Bond Fund were $9,430 of total fees of $16,453.
Investment advisory fees waived, 12B-1 fees waived, and expenses paid by the Advisor through December 31, 1998, for the Government Money Market Fund were $11,772, $4,714 and $330, respectively. Additionally, brokerage commissions of $22,650, $800, $16,200, $900 and $4,530, were paid by the Monetta Fund, Small-
Cap Fund, Mid-Cap Fund, Large-Cap Fund, and Balance Fund, respectively to Monetta Investment Services, L.L.C. during the year ended December 31, 1998.

<Page 25>

Notes To Financial Statements December 31, 1998

Monetta Financial Services, Inc., as of December 31, 1998 owned 60,011 shares or 9.6% of the Intermediate Bond Fund, 18,092 or 6.1% of the Small-Cap Equity Fund, 39,573 shares or 4.0% of the Balanced Fund, 7,395 shares or 2.4% of the Large-Cap Equity Fund. Monetta Financial Services, Inc. owns less than 1% of the Monetta Fund, the Mid-Cap Equity Fund, and the Government Money Market Fund.

3.                   CAPITAL STOCK AND SHARE UNITS:
There are 100,000,000 shares of $0.01 par value capital stock authorized for the Monetta Fund. There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.


                                           Small-Cap    Mid-Cap   Large-Cap
                                 Monetta    Equity      Equity     Equity
(In Thousands)                    Fund       Fund*       Fund       Fund
1997 beginning shares            13,352        0         1,170       187

Shares sold                        752        190         341        161
Shares issued upon
dividend reinvestment             1,289        7          315        42

Shares redeemed                  (5,933)     (16)        (363)      (71)

Net increase (decrease)
in shares outstanding            (3,892)      181         293        132

1998 beginning shares             9,460       181        1,463       319

Shares sold                        702        184         375        63

Shares issued upon
dividend reinvestment              412         2          144        23

Shares redeemed                  (2,241)     (70)        (588)      (94)

Net increase (decrease)
in shares outstanding            (1,127)      96         (69)        (8)

Ending shares                     8,333       297        1,394       311

                                                                 Government
                                                 Intermediate      Money
                                  Balanced           Bond          Market
                                    Fund             Fund           Fund
1997 beginning shares               185              271           6,232

Shares sold                         723              133           6,338

Shares issued upon
dividend reinvestment                43               17             252

Shares redeemed                     (95)             (44)          (8,358)

Net increase (decrease)
in shares outstanding                671              106          (1,768)

1998 beginning shares                856              377           4,464

Shares sold                          329              369           5,724

Shares issued upon
dividend reinvestment                31               24             233

Shares redeemed                     (215)            (143)         (6,326)

Net increase (decrease)
in shares outstanding                145              250           (369)

Ending shares                       1,001             627           4,095

* Inception date February 1, 1997

4.    PURCHASES AND SALES OF INVESTMENT SECURITIES:
The cost of purchases and proceeds from sales of securities for the twelve months ended December 31, 1998, excluding short-term securities were: Monetta Fund, $142,819,724 and $168,245,024 ; Small-Cap Fund, $7,850,947 and
$6,526,200; Mid-Cap Fund, $42,036,670 and $43,913,944; Large-Cap Fund,
$7,499,377 and $7,800,684; Balanced Fund, $19,287,727 and $17,297,243; and
Intermediate Bond Fund, $4,879,284 and $2,543,936. The cost of purchases and proceeds from the sales of government securities included in the preceding numbers were as follows: Balanced Fund, $0 and $2,235,159; and Intermediate Bond Fund, $778,175 and $556,051.

5.    DISTRIBUTION PLAN:
The Trust and its shareholders have adopted a service and distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Small-Cap, Mid-Cap, Large-Cap, Balanced, and Intermediate Bond Funds and up to 0.10% for the Government Money Market Fund are accrued daily. The distributor is Funds Distributor, Inc.

<Page 26>

Notes To Financial Statements                                December 31, 1998

6.    FINANCIAL HIGHLIGHTS:
      Financial highlights for Monetta Fund for a share of capital stock outstanding throughout the period is presented below:


                                    MONETTA FUND

                                     1998     1997    1996     1995     1994
Net asset value at
 beginning of period                $17.274  $15.842 $15.591  $14.515  $15.539

Net investment income (loss)        (0.104)  (0.041) (0.079)   0.029   (0.026)

Net realized and unrealized gain
 (loss) on investments              (1.554)   4.223   0.330    4.075   (0.938)

Total from investment
 operations:                        (1.658)   4.182   0.251    4.104   (0.964)

Less:
Distributions from net investment
 income                              0.000    0.000   0.000   (0.028)   0.000
Distributions from short-term capital
 gains, net (a)                     (0.283)  (1.910)  0.000   (3.000)  (0.060)
Distributions from net realized
 gains                              (0.369)  (0.840)  0.000    0.000    0.000
Total distributions                 (0.652)  (2.750)  0.000   (3.028)  (0.060)

Net asset value at end of period    $14.964  $17.274 $15.842  $15.591  $14.515

Total return                        (9.03%)  26.18%   1.60%   28.02%   (6.21%)

Ratio to average net assets:
 Expenses                            1.36%    1.48%   1.38%    1.36%    1.35%
 Net investment income              (0.64%)  (0.24%) (0.51%)   0.18%   (0.15%)
 Portfolio turnover                 107.5%    97.8%  204.8%   272.0%   191.3%
 Net assets ($ millions)            $124.7   $163.4  $211.5   $362.7   $364.9

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.

<Page 27>

Notes To Financial Statements                                December 31, 1998

Financial highlights for each Fund of the Trust for a share outstanding throughout the period are as follows:


                                           Small-Cap
                                          Equity Fund

                                                               2/1/97
                                                               Through
                                             1998             12/31/97
Net asset value at beginning of
 period                                     $13.900            $10.000

Net investment income (loss)                (0.272)            (0.148)

Net realized and unrealized
 gain (loss) on investments                 (0.136)             4.878

Total from investment operations            (0.408)             4.730

Less:
Distributions from net
 investment income                             0                0.000
Distributions from short-term
 capital gains, net (a)                     (0.096)            (0.830)
Distributions from net
 realized gains                                0                0.000
Total distributions                         (0.096)            (0.830)

Net asset value at end of period            $13.396            $13.900

Total return*                               (2.81%)            47.17%

Ratios to average net assets:
 Expenses*                                   2.39%              1.75%
 Net investment income*                     (2.04%)            (1.13%)
 Portfolio turnover                         200.4%             138.8%
 Net assets ($ thousands)                   $3,980             $2,518

* Ratios and total return for the year of inception are calculated from the date of inception to the end of the period.

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.


Notes To Financial Statements                                December 31, 1998

                                                     Mid-Cap
                                                   Equity Fund

                                    1998     1997      1996     1995      1994
Net asset value at beginning of
 period                            $14.975  $14.814   $11.962  $12.199   $12.537

Net investment income (loss)        0.022   (0.045)    0.044    0.059     0.071

Net realized and unrealized
 gain (loss) on investments        (0.266)   4.296     2.852    2.874     0.193

Total from investment operations   (0.244)   4.251     2.896    2.933     0.264

Less:
Distributions from net
 investment income                 (0.022)   0.000    (0.044)  (0.050)   (0.069)
Distributions from short-term
 capital gains, net (a)            (0.477)  (1.452)    0.000   (2.990)   (0.533)
Distributions from net
 realized gains                    (0.661)  (2.638)    0.000   (0.130)    0.000
Total distributions                (1.160)  (4.090)   (0.044)  (3.170)   (0.602)

Net asset value at end of period   $13.571  $14.975   $14.814  $11.962   $12.199

Total return*                      (0.85%)  29.14%    24.20%   24.54%     2.17%

Ratios to average net assets:
 Expenses*                          1.21%    1.26%     1.23%    1.25%     1.30%
 Net investment income*             0.15%   (0.28%)    0.32%    0.44%     0.57%
 Portfolio turnover                237.6%   137.8%     93.3%   254.4%    210.0%
 Net assets ($ thousands)          $18,920  $21,908   $17,338  $14,216   $11,736

*Ratios and total return for the year of inception are calculated from the date of inception to the end of the period.

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions that are based on shares outstanding at record date.

<Page 28>

Notes To Financial Statements                                December 31, 1998


                                      Large-Cap
                                     Equity Fund
                                                                    9/1/95
                                                                    Through
                                        1998       1997     1996   12/31/95

Net asset value at beginning of
 period                                $13.359    $12.266  $10.571  $10.000

Net investment income (loss)           (0.068)    (0.007)   0.023    0.005

Net realized and unrealized
 gain (loss) on investments             1.074      3.250    2.928    0.570

Total from investment operations        1.006      3.243    2.951    0.575

Less:
Distributions from net
 investment income                      0.000      0.000   (0.023)  (0.004)
Distributions from short-term
 capital gains, net (a)                (0.714)    (1.113)  (1.188)   0.000
Distributions from net
 realized gains                        (0.214)    (1.037)  (0.045)   0.000
Total distributions                    (0.928)    (2.150)  (1.256)  (0.004)

Net asset value at end of period       $13.437    $13.359  $12.266  $10.571

Total return*                           8.99%     26.64%   28.20%    5.74%

Ratios to average net assets:
Expenses*                               1.86%      1.51%    1.51%    0.69%
Net investment income*                 (0.52%)    (0.05%)   0.31%    0.05%
Portfolio turnover                     207.5%     123.2%   152.7%    38.2%
Net assets ($ thousands)               $4,185     $4,265   $2,288   $1,072

* Ratios and total return for the year of inception are calculated from the date of inception to the end of the period.

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.


Notes To Financial Statements                                December 31, 1998

                                  Balanced
                                    Fund
                                                                  9/1/95
                                                                 Through
                                    1998      1997       1996    12/31/95
Net asset value at beginning of
 period                            $14.078   $12.643    $10.605   $10.000

Net investment income (loss)        0.290     0.264      0.132     0.009

Net realized and unrealized
 gain (loss) on investments         0.838     2.398      2.598     0.602

Total from investment operations    1.128     2.662      2.730     0.611

Less:
Distributions from net
 investment income                 (0.286)   (0.224)    (0.132)   (0.004)
Distributions from short-term
 capital gains, net (a)            (0.389)   (0.927)    (0.560)   (0.002)
Distributions from net
 realized gains                    (0.055)   (0.076)     0.000     0.000
Total distributions                (0.730)   (1.227)    (0.692)   (0.006)

Net asset value at end of period   $14.476   $14.078    $12.643   $10.605

Total return*                       8.59%    21.21%     25.94%     6.16%

Ratios to average net assets:
 Expenses*                          0.84%     1.02%      1.40%     0.91%
 Net investment income*             2.06%     1.88%      1.54%     0.08%
 Portfolio turnover                127.7%    115.9%     117.8%     54.8%
 Net assets ($ thousands)          $14,489   $12,054    $2,336     $410

* Ratios and total return for the year of inception are calculated from the date of inception to the end of the period.

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.

<Page 29>

Notes To Financial Statements                                December 31, 1998

Monetta Trust Continued:

                           Intermediate Bond Fund

                                    1998      1997     1996     1995     1994
Net asset value at beginning of
 period                            $10.445   $10.208  $10.244  $9.624   $10.345

Net investment income               0.592     0.599    0.612    0.655    0.589

Net realized and unrealized gain
 (loss) on investments              0.269     0.278    0.019    0.740   (.690)

Total from investment operations    0.861     0.877    0.631    1.395   (0.101)

Less:
Distributions from net
 investment income                 (0.577)   (0.592)  (0.612)  (0.655)  (0.580)
Distributions from short-term
 capital gains, net (a)            (0.038)   (0.047)  (0.055)  (0.120)  (0.040)
Distributions from net realized
 gains                             (0.039)   (0.001)   0.000    0.000    0.000
Total distributions                (0.654)   (0.640)  (0.667)  (0.775)  (0.620)

Net asset value at end of period   $10.652   $10.445  $10.208  $10.244  $9.624

Total return                        8.38%     8.91%    6.46%   14.84%   (1.04%)

Ratios to average net assets:
 Expenses - Net                     0.55%     0.65%    0.55%    0.27%    0.28%
 Expenses - Gross (b)               0.75%     0.87%    0.85%    0.75%    0.88%
 Net investment income-Net          5.59%     5.82%    5.75%    5.94%    5.94%
 Net investment income-Gross (b)    5.39%     5.60%    5.45%    5.46%    5.34%
 Portfolio turnover                 52.0%     96.7%    28.9%    75.1%    94.5%
 Net assets ($ thousands)          $6,676    $3,933   $2,769   $3,589   $3,010

* Ratios and total return for the year of inception are calculated from the date of inception to the end of the period.

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.

(b) Ratios of expenses and net income adjusted to reflect investment advisory fees and charges of the Trust's custodian and transfer agent assumed by the investment advisor.

The per-share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.

<Page 30>

Notes To Financial Statements                                December 31, 1998

Government Money Market Fund

                                1998        1997     1996     1995     1994
Net asset value at beginning of
 period                        $1.000      $1.000   $1.000   $1.000    $1.000

Net investment income            0.051       0.050    0.049    0.059    0.040

Net realized and unrealized gain
 (loss) on investments           0.000       0.000    0.000    0.000    0.000

Total from investment operations

Less:
Distributions from net
 investment income              (0.051)    (0.050)  (0.049)  (0.059)   (0.040)
Distributions from short-term
 capital gains, net (a)          0.000       0.000    0.000    0.000    0.000
Distributions from net realized
 gains                           0.000       0.000    0.000    0.000    0.000
Total distributions            (0.051)     (0.050)  (0.049)  (0.059)   (0.040)

Net asset value at end of
 period                        $1.000      $1.000   $1.000   $1.000    $1.000

Total return                     5.24%       5.15%    5.06%    5.87%    4.04%

Ratios to average net assets:
 Expenses - Net                  0.32%       0.39%    0.31%    0.07%    0.0%
 Expenses - Gross (b)            0.68%       0.76%    0.67%    0.59%    0.66%
 Net investment income-Net       5.11%       5.02%    4.95%    5.69%    4.04%
 Net investment income-Gross(b)  4.76%       4.65%    4.59%    5.17%    3.39%
 Portfolio turnover                N/A         N/A      N/A      N/A     N/A
 Net assets ($ thousands)       $4,095      $4,464   $6,232   $4,393    $3,315

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.

(b) Ratios of expenses and net income adjusted to reflect investment advisory fees and charges of the Trust's custodian and transfer agent assumed by the investment advisor.

The per-share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.

<Page 31>